UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
INFORMATION
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KeyCorp

2025

Proxy Statement and Notice of Annual Meeting of Shareholders

127 PUBLIC SQUARE CLEVELAND, OHIO 44114 March 28, 2025

Message to Shareholders CHRISTOPHER M. GORMAN Chairman of the Board and Chief Executive Officer

Dear fellow shareholder:

On behalf of your Board of Directors, I am pleased to invite you to KeyCorp’s 2025 Annual Meeting of Shareholders on Thursday, May 15, 2025, beginning at 8:30 a.m., ET. Shareholders will be provided an opportunity to ask questions about KeyCorp’s business and affairs. Information about how to attend the virtual meeting is on page 75 of this proxy statement.

I look forward to this opportunity to share my perspective on our company’s performance in 2024. I remain very optimistic about our ability to realize KeyCorp’s earnings potential while concurrently delivering value for you, our shareholders, and every stakeholder we serve.

You will be asked to vote on several items including the election of directors, our 2024 executive compensation program (the “say-on-pay” vote), and ratification of Ernst & Young as our independent auditor for 2025.

We encourage you to review this year’s notice and proxy statement, which contain important information about proxy voting and the business to be conducted at the meeting. We hope you will attend the virtual meeting and we encourage you to vote your shares in advance either online, by returning your completed proxy card to us, or by telephone.

Every shareholder’s vote is important. Please vote as promptly as possible to ensure that your shares are represented at our Annual Meeting of Shareholders.

Thank you for your continued support.

Sincerely,

Christopher M. Gorman

Notice of Annual Meeting of Shareholders of KeyCorp

Date and Time:	Place:

Thursday, May 15, 2025, at 8:30 a.m., ET	To be held virtually – Virtual Meeting Link: meetnow.global/MHAWFV2

Items of Business:

At the meeting, the shareholders will vote on the following matters:

1.	Election of the 15 directors named in the proxy statement to serve one-year terms expiring in 2026;

2.	Ratification of Ernst & Young LLP as independent auditors for KeyCorp for the fiscal year ending December 31, 2025;

3.	Advisory approval of KeyCorp’s executive compensation; and

4.	Such other business as may properly come before the meeting or any postponement or adjournment thereof.

Record Date:

Shareholders of record of KeyCorp common shares at the close of business on Friday, March 21, 2025, have the right to receive notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

Delivery of Proxy Materials:

We will first mail the Notice of Internet Availability of Proxy Materials to our shareholders on or about Monday, March 31, 2025. On or about the same day, we will begin mailing paper copies of our proxy materials to shareholders who have requested them.

Voting:

It is important that your shares are represented and voted at the meeting. You may vote by telephone, online (before or during the meeting), or by mailing your signed proxy card in the enclosed return envelope if the proxy statement was mailed to you. If you do attend the virtual meeting, you may withdraw any previously-voted proxy and personally vote on any matter properly brought before the meeting by voting during the meeting in the virtual meeting platform.

Shareholder Questions:

Every shareholder has an opportunity during the meeting to submit questions, both on the proposals being presented to shareholders and on general matters relating to KeyCorp and its business. For more information on how to access the virtual Annual Meeting platform in order to submit questions or vote on the proposals, please refer to the “General Information about the Annual Meeting” section of the proxy statement beginning on page 75.

By Order of the Board of Directors

James L. Waters

Secretary and General Counsel

March 28, 2025

Internet Availability of Proxy Materials: IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON THURSDAY, MAY 15, 2025: Our 2025 proxy statement, proxy card, and Annual Report on Form 10-K for the year ended December 31, 2024, are available at www.envisionreports.com/key.

Proxy Statement

The Board of Directors of KeyCorp (“KeyCorp,” “Key,” the “Company,” “our,” “us” or “we”) is furnishing you with this proxy statement to solicit shareholder proxies to be voted at the 2025 Annual Meeting of Shareholders to be held on May 15, 2025 (the “Annual Meeting”), and at all postponements and adjournments thereof. The 2025 Annual Meeting will be held virtually and will be accessible at the following link: meetnow.global/MHAWFV2.

The mailing address of our principal executive office is 127 Public Square, Cleveland, Ohio 44114. KeyCorp employs the cost-effective and environmentally-conscious “notice and access” delivery method. This allows us to give our shareholders access to a full set of our proxy materials online. Beginning on or about March 31, 2025, we will send to most of our shareholders, by mail or e-mail, a notice explaining how to access our proxy materials and vote online. This notice is not a proxy card and cannot be used to vote your shares. On or about March 31, 2025, we will also begin mailing paper copies of our proxy materials to shareholders who have requested them.

All record holders of KeyCorp common shares at the close of business on Friday, March 21, 2025, are entitled to vote. On that date, there were 1,095,717,222 KeyCorp common shares outstanding. Holders of KeyCorp common shares are entitled to one vote for each share held of record.

Proxy Statement Summary

This summary contains highlights of information contained elsewhere in our proxy statement and does not contain all of the information that you should consider. Please read the entire proxy statement before you vote.

Proposals for the Annual Meeting

Proposal	Page	Board Recommendation

1. Election of Directors You are being asked to elect 15 directors. Each of the nominees is standing for election to hold office until the 2026 Annual Meeting of Shareholders.	1	“FOR” each nominee

2. Auditor Ratification You are being asked to ratify the Audit Committee’s appointment of Ernst & Young LLP as our independent auditor for fiscal year 2025. One or more representatives of Ernst & Young LLP will be present at the meeting to respond to appropriate questions from shareholders.	73	“FOR”

3. Say-on-Pay You are being asked to approve, on an advisory, non-binding basis, compensation paid to KeyCorp’s Named Executive Officers (as defined on page 29 of this proxy statement). This advisory vote is held on an annual basis.	74	“FOR”

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Proxy Statement Summary

Voting Your Shares

Who May Vote:	Voting Online Prior to Meeting:	Voting During the Meeting:

Shareholders of record as of the close of business on March 21, 2025.

Registered holders can go to www.envisionreports.com/key, or scan the QR code on the Notice of Internet Availability of Proxy Materials or the proxy card, and follow the instructions. If you hold your shares in street name, please follow the instructions found on your voting instruction form.

Registered holders will need the 15-digit control number appearing on the Notice of Internet Availability of Proxy Materials or proxy card distributed to you.

Beneficial holders have two options:

(1)  Submit proof of your legal proxy issued by your broker, bank, or other nominee that holds your shares by sending a copy of the legal proxy, along with your name and email address, by e-mail or mail as further described in the “General Information about the Annual Meeting” section of the proxy statement. Requests for a control number must be labeled as “Legal Proxy” and be received by Computershare no later than 5:00 p.m., ET, on Monday, May 12, 2025.

(2)  An industry solution has been developed to allow beneficial owners to register to vote online through the virtual meeting platform. We expect the vast majority of beneficial owners will be able to vote using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience only, and there is no guarantee this option will be available for every type of beneficial owner voting control number.

For more information on how to vote during the Annual Meeting, please refer to the “General Information about the Annual Meeting” section of the proxy statement beginning on page 75.

Voting by Mail:	Voting by Telephone:

Complete, sign, and date the proxy card and return it in the envelope that was provided in the proxy statement mailing package.	Follow the instructions on your proxy card.

Even if you plan to attend the Annual Meeting virtually, we encourage all shareholders to vote in advance of the meeting.

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Proxy Statement Summary

2025 Director Nominees

Name	Age	Director Since	Independent	Current Committee Memberships
				Audit	C&O	NCGC	Risk	Technology	Executive
Jacqueline L. Allard	53	2024	Yes					✓
Alexander M. Cutler (1)	73	2000	Yes		✓	Chair			✓
H. James Dallas	66	2005	Yes			✓	✓	Chair
Elizabeth R. Gile	69	2010	Yes			✓	Chair
Ruth Ann M. Gillis	70	2009	Yes	✓
Christopher M. Gorman	64	2019	No						Chair
Robin N. Hayes	58	2020	Yes	✓				✓
Carlton L. Highsmith	73	2016	Yes		✓			✓
Richard J. Hipple	72	2012	Yes	Chair		✓			✓
Somesh Khanna	60	2024	Yes				✓
Devina A. Rankin	49	2020	Yes				✓	✓
Barbara R. Snyder	69	2010	Yes		✓	✓			✓
Richard J. Tobin	61	2021	Yes	✓				✓
Todd J. Vasos	63	2020	Yes		Chair	✓			✓
David K. Wilson	70	2014	Yes				✓
(1)	Serves as KeyCorp’s independent Lead Director.

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Proxy Statement Summary

2024 Performance Highlights

2024 was a transformative year for Key as we positioned the company for our next leg of growth. We achieved the financial targets on an operating basis that we detailed for investors at the beginning of 2024. We grew relationship clients, deposits, pipelines, and assets under management. We ended the year with significantly improved liquidity metrics, and a peer-leading capital position.

Supported Clients

Strengthened our relationship business model by supporting existing and growing new relationships

•  Grew client deposits by 4%

•  In our Consumer Bank, we grew relationship households by 3%

•  Raised more than $127 billion on behalf of our clients, distributing 85% through our capital markets platform

Grew Differentiated Fee-Based Businesses

Demonstrated momentum across our strategic, fee-based businesses

•  Investment banking fees were up over 25% from the prior year, and our pipelines remained at historically elevated levels as of year-end

•  Assets under management reached a record of over $61 billion; sales production from our growing mass-affluent segment was record-setting

•  Commercial Payments revenue and deposit balances continued to grow at a mid-single-digit rate; reached $60 billion of deposit balances and processed approximately $7 trillion of payments volume in 2024

•  Record year of commercial mortgage servicing fees

Delivered on Net Interest Income Commitments

Full year net interest income was in the middle of our expected range despite impact from lower loans and near-term impact from Fed rate cuts

Fourth quarter 2024 exit rate was 14% higher compared to the fourth quarter of 2023, outperforming our expectations at the beginning of the year for 10%-plus growth

Improved Capital Position

Ended the year with a leading capital position

•  Common Equity Tier 1 (CET1) ratio increased 190 basis points in 2024 to 11.9%

•  “Marked” CET1 ratio, which adjusts for unrealized available-for-sale securities and pension losses, of 9.7%, up 290 basis points from the prior year (1)

Announced $2.8 billion equity raise – the additional capital accelerates our earnings and capital trajectory, strengthening our strategic position in the marketplace

Maintained Risk Management Excellence

Strong risk-management discipline

•  Net charge-offs to average loans remained low at 41 basis points in 2024

•  Criticized loans declined by 9% in the second half of 2024

•  High-quality loan portfolio; over 50% of our commercial & industrial loans rated as investment grade or the equivalent

•  Less exposure to office, leveraged lending, unsecured consumer and credit cards than peers

(1)

See the reconciliation of this GAAP to non-GAAP financial measure on page 23 of our Fourth Quarter 2024 Earnings Release Supplemental Information Package attached as Exhibit 99.2 to Form 8-K filed on January 21, 2025.

iv

Proxy Statement Summary

Corporate Responsibility and Sustainability

We believe the best way to deliver long-term value is by delivering on our commitments to every stakeholder we serve – our shareholders, clients, colleagues, regulators, and communities. At Key, corporate responsibility and sustainability are central to who we are and how we do business – we are here to help our clients, colleagues, and communities thrive – and through these efforts, we create outstanding results for our shareholders.

For more information on Key’s corporate responsibility and sustainability strategy, priorities, and highlights of our efforts in 2024, please see “Corporate Responsibility and Sustainability” on page 20 of this proxy statement and our annual disclosures, which can be found at https://www.key.com/about/corporate-responsibility/crreports.html.

Corporate Governance Practices

We are committed to meeting high standards of ethical behavior, corporate governance, and business conduct. Some of our corporate governance best practices include:

Director Elections	• Annual elections for all directors (page 1) • Majority voting in uncontested elections (page 4)

Board Independence

•  All director nominees, other than Mr. Gorman, are independent under the New York Stock Exchange’s and KeyCorp’s standards of independence (page 20)

•  Our standing Board committees (Audit, Compensation and Organization, Nominating and Corporate Governance, Risk, and Technology) consist solely of independent directors (page 15)

•  Independent Lead Director—Alexander M. Cutler—with extensive responsibilities (page 14)

•  Annual Lead Director evaluation and review of Board leadership structure by independent directors
(pages 14 and 15)

•  Prior approval from the Lead Director of the Board agenda, schedule, and materials (page 14)

Standing Board Committees	Audit Committee	14 meetings in 2024	(page 16)
	Compensation and Organization Committee	8 meetings in 2024	(page 17)
	Nominating and Corporate Governance Committee	6 meetings in 2024	(page 16)
	Risk Committee	13 meetings in 2024	(page 17)
	Technology Committee	5 meetings in 2024	(page 18)

Practices and Policies

•  Experienced Board membership

•  Commitment to Board refreshment, with a median tenure of eight years and six new directors added since 2020 (page 14)

•  Independent members of the Board met in executive session at every regular 2024 Board meeting (page 16)

•  Approximately 98% average attendance by directors at Board and committee meetings (page 16)

•  Annual self-assessments conducted by the Board, each committee, and each director (page 15)

•  Strong Board leadership in the oversight of enterprise risk (pages 18 and 19)

•  Semi-annual disclosure of KeyCorp political spending (page 24)

•  Strong director education program (page 22)

Shareholder Engagement

•  Active shareholder engagement program (page 22)

•  Engage with shareholders on a regular basis throughout the year to discuss a range of topics, including Company performance, strategy, risk management, executive compensation, corporate responsibility and sustainability, and corporate governance

•  Activities include ongoing communication, numerous investor conferences, on- and off-site analyst and investor meetings, and roadshows

•  Directors participate in many of these engagements with our shareholders

For a more detailed discussion concerning KeyCorp’s corporate governance practices, please refer to the section entitled “The Board of Directors and Its Committees” beginning on page 14 of this proxy statement.

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Proxy Statement Summary

Executive Compensation Highlights

Our compensation philosophy is guided by the following principles:

•	We have a pay for performance philosophy (actual pay received under our variable compensation programs is tied to financial and strategic objectives);

•	Our short- and long-term incentive programs are aligned to the creation of shareholder value;

•	We deliver competitive pay in order to attract, retain, and motivate the talented executives we need to deliver value to our shareholders; and

•	We balance risk and reward in our compensation programs through a strong governance process.

We support our compensation program with a number of best practices in governance and executive compensation, including the following:

What We Do:	What We Don’t Do:

✓ Place the majority of executive officer pay “at risk”

✓ Deliver over half of NEO total target pay opportunity as long-term incentives

✓ Impose robust stock ownership guidelines

✓ Subject shares to post-vesting holding period

✓ Use tally sheets

✓ Review share utilization

✓ Retain an independent compensation consultant

✓ Maintain clawback and forfeiture policies

×   No employment agreements for executive officers

×   No tax gross-ups

×   No “single trigger” change of control agreements

×   No active SERPs

×   No hedging or pledging of KeyCorp securities

×   No “timing” of equity grants

×   No repricing or backdating of stock options

2024 was a milestone year for Key, as we continued on our journey to realize our full earnings potential. The strategic minority investment from Scotiabank has and will continue to enhance our earnings, capital, and liquidity. Throughout 2024, we laid the groundwork that positions Key to continue to deliver sound, profitable growth in 2025 and beyond.

What We Did:	How it Aligns to our Philosophy:

•   Annual Incentive Plan: After the strategic pivot we made in 2023, we returned our focus to our core business model, resulting in approved funding for the KeyCorp 2024 Annual Incentive Plan approximately at the target level (100.6%).

•   In 2022 and 2023, we paid our executive officers generally in the range of 70-75% of target under the KeyCorp Annual Incentive Plan, reflecting below-target financial performance.

•   The approved funding rate for 2024 indicates a successful return to our core business model, and is reflective of our positioning for continued sound, profitable growth in 2025.

•   Long-Term Incentive Plan: We continued to deliver 70% of our long-term incentive compensation to executive officers as “performance-based compensation,” with 60% of our long-term incentive compensation awards delivered as cash-settled performance shares, which we refer to as Performance Awards.

•   Since 2021, we have delivered our long-term incentive compensation as 60% Performance Awards, 30% restricted stock units, and 10% stock options with a 10% premium on the exercise price, tying our executive officers to our share price and our financial performance in order to align our long-term incentives to the creation of shareholder value.

•   The combination of the historic interest rate hiking cycle that began in early 2022, with the regional banking failures that occurred in March 2023, created an economic environment that significantly impacted the Performance Awards granted by Key in 2022 and 2023.

•   As described on page 37 of this proxy statement, the economic environment, paired with our balance sheet positioning and the actions we took to preserve capital, resulted in below-threshold financial performance under the Performance Awards granted in 2022. These awards vested at 0%, meaning that holders of these awards received no payout on these awards.

vi

Proxy Statement Summary

What We Did:	How it Aligns to our Philosophy:

•   Capital and Earnings Improvement Awards: In order to ensure Key’s leadership team is focused on realizing the intended value from the Scotiabank strategic minority investment for Key’ shareholders and to retain the executive leaders we need to continue to generate and deliver long-term shareholder value, the Compensation Committee granted a supplemental performance-based Capital and Earnings Improvement Award to each of our NEOs on December 30, 2024.

•   The Capital and Earnings Improvement Awards, described beginning on page 36 of this proxy statement, will only provide value to our NEOs to the extent the awards’ rigorous performance hurdles are achieved. These hurdles were the result of a diligent target-setting process, led by our Compensation Committee, and align with Key’s publicly disclosed goals for the Scotiabank strategic minority investment.

•   The Capital and Earnings Improvement Awards were designed to support our pay for performance philosophy and to ensure alignment between the awards and the creation of shareholder value:

✓ The overall number of shares earned, if any, depends on the achievement of predetermined Marked CET1 and Cumulative EPS targets that align with Key’s publicly disclosed goals for the Scotiabank strategic minority investment.

✓ Payout under the Capital and Earnings Improvement Awards is capped at 150% of the target number of performance shares, and the vesting date value is capped at 2.5X the grant date value of the target number of performance shares.

•   Capital and Earnings Improvement Awards are subject to forfeiture if an NEO voluntarily or involuntarily resigns (other than due to death or disability, or a qualifying termination of employment following a change in control).

•   While Key’s executive compensation program is designed to generally avoid the need for supplemental awards, adjustments to awards during the applicable measurement period, or frequent use of positive discretion by the Compensation Committee, these supplemental awards were the result of the unique nature and impact of the Scotiabank strategic minority investment. Given the significance of this investment, the Compensation Committee determined it appropriate and in shareholders’ best interests to grant these awards, with the performance hurdles and other restrictions described above. The awards further align NEO incentives with Key’s post-investment positioning, including our greater capacity for growth following the investment.

vii

ix

PROPOSAL ONE: Election of Directors

PROPOSAL ONE: Election of Directors

Our Board of Directors (the “Board”), elected by KeyCorp’s shareholders, oversees the business and management of KeyCorp. Members of the Board monitor and evaluate KeyCorp’s business performance through regular communication with the Chief Executive Officer and senior management and by participating in Board and Board committee meetings. The Board is committed to sound and effective corporate governance policies and high ethical standards. The size of the Board is fixed at 15 members.

On December 27, 2024, and upon the closing of the transactions contemplated by the Investment Agreement dated August 12, 2024, (the “Investment Agreement”) by and between KeyCorp and The Bank of Nova Scotia (“Scotiabank”), the Board increased its size to 15 members and Ms. Jacqueline L. Allard and Mr. Somesh Khanna were each appointed to the Board pursuant to Scotiabank’s director designation rights set forth in the Investment Agreement. The full text of the Investment Agreement reflecting such director designation rights was previously filed as Exhibit 10.1 to KeyCorp’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on August 13, 2024. A description of Scotiabank’s director designation rights and other information relating to the Investment Agreement are discussed below in more detail under “Scotiabank Director Designation Rights.”

Under KeyCorp’s Regulations, directors are elected to one-year terms expiring at each subsequent Annual Meeting of Shareholders.

Director Recruitment and Qualifications

The Nominating and Corporate Governance Committee is responsible for identifying, evaluating, and recommending to the Board a slate of nominees for election at each Annual Meeting of Shareholders. All director nominees must have a record of high integrity and other requisite personal characteristics and must be willing to make the time commitment required of directors. The Nominating and Corporate Governance Committee uses the following criteria when evaluating director nominee candidates:

•

demonstrated breadth and depth of management and/or leadership experience, preferably in a senior leadership role with a large or recognized organization (private sector (profit or nonprofit), governmental, or educational);

•

a high level of professional or business expertise relevant to KeyCorp (including, among others, information technology, marketing, succession planning and talent development, finance, banking or the financial industry, or risk management);

•

in the case of non-employee directors, satisfaction of the “independence” criteria set forth in KeyCorp’s Standards for Determining Independence of Directors and the rules of the New York Stock Exchange (“NYSE”);

•

service as a director for not more than (i) two other public companies if he or she is a senior executive officer of a public company (including his or her own company, as applicable), or (ii) three other public companies if he or she is not a senior executive officer of a public company; and

•	the ability to think and act independently, as well as the ability to work constructively in the overall Board process.

The criteria used in director recruitment are flexible guidelines to assist in evaluating and focusing the search for director candidates.

The Board also considers whether the candidate would enhance the diversity of the Board in terms of background, experience, perspective, geographic location, and personal attributes. The current composition of the Board reflects the Nominating and Corporate Governance Committee’s focus in this area and the importance of diversity to the Board as a whole.

In evaluating Board nominees who satisfy the above criteria, the committee also considers:

•	the skills and business experience currently needed for the Board by using a comprehensive skills matrix;

•	the current and anticipated composition of the Board in light of the business activities and strategic direction of KeyCorp and the different communities and geographies served by KeyCorp; and

•

the interplay of the candidate’s expertise and professional/business background in relation to the expertise and professional/business background of current Board members, as well as such other factors as the committee deems appropriate.

The Chair of the Nominating and Corporate Governance Committee extends an invitation to join the Board as a first-time director or to stand for election as a first-time nominee for director after discussion with and approval by the committee as a whole. The Nominating and Corporate Governance Committee then recommends the candidate to the entire Board for final approval.

The Nominating and Corporate Governance Committee routinely retains an independent search firm to assist with identifying director candidates. The Nominating and Corporate Governance Committee has the sole authority to retain and terminate any

1

PROPOSAL ONE: Election of Directors

search firm used to identify director candidates, including sole authority to approve its fees and the other terms of its engagement. With respect to the appointment of Ms. Allard and Mr. Khanna, Scotiabank proposed designees to KeyCorp in accordance with the terms of the Investment Agreement. For both of Ms. Allard and Mr. Khanna, a customary director vetting process occurred, including, but not limited to, a customary background check and an assessment of background and skill set in light of the Board’s skills matrix and KeyCorp’s strategy. In the case of Mr. Khanna, management, the Nominating and Corporate Governance Committee, and the Board determined to concur with his designation in accordance with the terms of the Investment Agreement. With respect to both Ms. Allard and Mr. Khanna, the Nominating and Corporate Governance Committee and the Board, both at the time of initial appointment and presently in connection with their nomination for election, believe that each meets or exceeds the qualifications expected of all of the directors that it nominates and believes it is in the best interest of KeyCorp and its shareholders to vote “FOR” each of such nominees. More information regarding the process for designation of Ms. Allard and Mr. Khanna can be found below under “Scotiabank Director Designation Rights.”

The Nominating and Corporate Governance Committee utilizes a matrix approach that tracks each director’s and director nominee’s qualities and qualifications in a tabular format to assist the committee in maintaining a well-rounded and effective Board. In addition, the matrix approach helps the Nominating and Corporate Governance Committee identify any qualities, qualifications, and experience for potential director nominees that would help improve the composition of and add value to the Board. The matrix is intended to depict notable areas of expertise or focus for each director, and not having a mark does not mean that a particular director does not possess competency or experience with that qualification or skill.

The Nominating and Corporate Governance Committee periodically conducts an assessment of director skills and determines the set of skills it believes will foster an effective Board as Key and its business evolve. The Nominating and Corporate Governance Committee seeks directors who have held leadership positions in public companies and have experience in the banking or financial industry, cybersecurity and technology, finance and treasury management, digital marketing and analytics, mergers and acquisitions and strategic planning, regulatory matters, retail and small business, risk management, corporate governance, wealth management, and compensation and succession planning. The matrix below describes the notable qualifications, experience, and backgrounds of our non-management directors who currently serve on the Board:

Director Matrix

Skills & Experience

M&A/Strategic Planning & Development	●	●	●		●	●	●	●	●	●		●	●	●

Cybersecurity/Technology		●	●		●		●	●		●	●	●	●	●

Risk Management	●	●	●	●	●	●	●	●		●	●	●	●	●

Regulatory		●	●	●	●	●	●	●			●	●	●	●

Banking & Financial Industry	●	●		●	●		●		●		●	●		●

Finance/Treasury Management		●			●		●	●	●	●		●		●

Digital Marketing/Analytics	●	●				●	●			●		●	●

Retail and Small Business	●	●					●		●				●	●

Wealth Management	●						●		●					●

Corporate Governance/Public Company		●	●		●	●	●	●		●		●	●	●

Compensation & Benefits/Succession Planning	●	●			●	●	●	●		●	●	●	●	●

Background

Independent	●	●	●	●	●	●	●	●	●	●	●	●	●	●

Tenure (Years)	0	24	19	14	15	4	8	12	0	4	14	3	4	10

2

PROPOSAL ONE: Election of Directors

Below are descriptions of each of the skills identified in the director matrix that the Board believes are critical to its effectiveness and their importance to KeyCorp and its business:

M&A/Strategic Planning & Development

Experience leading mergers and acquisitions, the integration of people and systems, and driving strategic direction and managing the operations of a complex organization. We regularly evaluate mergers and acquisitions and other strategic opportunities, and our Board plays an important role in overseeing the execution of our strategy against our risk appetite.

Cybersecurity/Technology	Expertise in information security, data privacy, and cybersecurity, as well as technology strategy and familiarity with emerging technologies, such as artificial intelligence. Technology and innovation are central to our business, and it is paramount that we deliver products and services in a way that keeps our and our clients’ information secure.

Risk Management	Experience in managing or identifying potential areas of risk as well as knowledge of risk management principles and concepts. Effectively managing risk and reward is one of Key’s strategic priorities. In light of the Board’s role in overseeing risk management, it is important to have directors with risk management experience who are adept at identifying and assessing risks.

Regulatory	Experience in governmental and regulatory affairs, including experience acquired through positions in a regulated industry and/or with government organizations and regulatory bodies as well as experience working with government officials. As a regulated financial services institution, we value directors who understand the complex regulatory landscape in which we operate. Our Board also benefits from having a director who is a former bank regulator.

Banking & Financial Industry	Expertise in the banking and financial industry through leadership roles at financial institutions or financial industry regulators, related experiences at other companies as current or former executives, and/or service on relevant boards of directors. We directly benefit from directors who have expertise in our industry and who possess specific insights into the opportunities and challenges that we face as a financial services institution.

Finance/Treasury Management	Expertise in finance and accounting, particularly with respect to internal and external auditing, internal controls, financial reporting, and treasury management. The Board is instrumental in reviewing our financial statements and disclosures and overseeing our capital planning and liquidity management processes.

Digital Marketing/Analytics	Experience with marketing and branding in a digital environment and leveraging analytics to create, market, and deliver tailored products and services. We deliver products and services across a variety of channels, from our website and social media to our branch network, and we value directors who can help us execute.

Retail and Small Business	Experience in managing a retail enterprise or providing products and services to small businesses. We provide banking products to our customers, including small businesses, through our network of branches and ATMs. We believe that directors with retail and small business experience provide valuable insight into our retail branch network.

Wealth Management	Expertise in acquiring mass affluent and high net worth customers and delivering wealth management products and services. Wealth management products and services are a strategic priority for our consumer bank and the Board provides valuable oversight and guidance as we execute that strategy.

Corporate Governance/Public Company	Experience as a public company CEO or other senior executive or expertise in matters of corporate governance, board practices, corporate responsibility and sustainability. The Board is responsible for maintaining practices and a governance structure that provide effective oversight of management and are responsive to feedback from shareholders and other stakeholders.

Compensation & Benefits/Succession Planning	Experience with aligning compensation plans and programs to strategy and incentivizing proper risk-taking, as well as retaining and developing talent. Our Board oversees our compensation policies and practices and ensures that we are rewarding our executives and employees for driving sound profitable growth, while putting our customers and their interests first.

The Nominating and Corporate Governance Committee is continually in the process of identifying potential director candidates, and individual Board members are encouraged to submit any potential nominees to the Chair of the Nominating and Corporate Governance Committee. Shareholders may also submit potential director nominees by providing appropriate prior written notice to the Secretary of KeyCorp. The Nominating and Corporate Governance Committee will consider suggestions by shareholders concerning qualified candidates for election as directors. Such candidates will receive the same consideration as other candidates recommended by the Nominating and Corporate Governance Committee. In addition, page 77 of this proxy statement includes important information for shareholders who intend to submit a director nomination for the 2026 Annual Meeting of Shareholders.

3

PROPOSAL ONE: Election of Directors

Director Assessments

Each year, the Nominating and Corporate Governance Committee, led by the Lead Independent Director, conducts a thorough evaluation process to assess the effectiveness of each of our directors. In conjunction with the matrix approach described in the previous section, this evaluation process not only promotes a Board that has an appropriate mix of director backgrounds, skills, and competencies, but also ensures that the directors within that mix are consistently performing their roles at a level that enhances Board effectiveness.

Each director is required to complete a questionnaire designed to assist the director with rating his or her own effectiveness, including providing an opportunity for directors to recommend how they could be utilized on committees or in leadership roles, as well as suggest useful and emerging topics for board education. Each of these questionnaires is reviewed by our Lead Independent Director and the Nominating and Corporate Governance Committee and is then used as a foundation for an individualized discussion of each director’s performance in an executive session of our Nominating and Corporate Governance Committee (which includes each of our Committee Chairs). Ultimately, these discussions are considered when making nomination, committee makeup, and board leadership decisions.

For more information on our Board Assessment practices in general, please see “Board Assessments” on page 15 of this proxy statement.

Election Process

KeyCorp has adopted a majority voting standard in uncontested elections of directors and plurality voting in contested elections. In an uncontested election, a nominee must receive a greater number of votes “FOR” than “AGAINST” his or her election. If an uncontested nominee who is already a director receives more “AGAINST” votes than “FOR” votes, that director nominee will continue to serve as a “holdover director,” but must submit to the Board an offer to resign as a director. The Nominating and Corporate Governance Committee will consider the holdover director’s resignation and will submit a recommendation to accept or reject the resignation to the Board. The Board (excluding the holdover director) will act on the committee’s recommendation and publicly disclose its decision within 90 days following certification of the shareholder vote.

Scotiabank Director Designation Rights

Under the terms of the Investment Agreement, Scotiabank is currently entitled to designate two representatives (each, a “Scotiabank Director”) to be appointed to the Board and/or nominated or renominated for election to the Board, as applicable. One of the two Scotiabank Directors shall be a senior officer of Scotiabank (presently Ms. Allard), selected by Scotiabank in its sole discretion, and the other Scotiabank Director shall be a third party reasonably acceptable to KeyCorp (presently Mr. Khanna).

Prior to the 91st day on which Scotiabank and its affiliates no longer own at least 5% of the common shares issued and outstanding at such time (the “5% Fall-Away Date”), Scotiabank will have the right to designate a number of nominees to the Board proportional to the percentage of issued and outstanding common shares owned by Scotiabank, but, in any event, (i) prior to the 91st day on which Scotiabank and its affiliates no longer own at least 10% of the common shares issued and outstanding at such time (the “10% Fall-Away Date”), at least two members of the Board, (ii) prior to the 5% Fall-Away Date, at least one member of the Board and (iii) in all cases, no greater than 24% of the total members of the Board. Upon the occurrence of either the 10% Fall-Away Date or the 5% Fall-Away Date, one or both, respectively, of the Scotiabank Directors shall, at the written request of the Board, immediately resign from the Board.

Each Scotiabank Director shall serve on one standing committee of the Board and both Scotiabank Directors cannot serve on the same standing committee, subject to NYSE and other relevant laws and requirements. Additionally, in no case shall Scotiabank Directors comprise more than 25% of any committee of the Board. The nomination of any Scotiabank Director remains subject to satisfaction of all requirements regarding service as a director of KeyCorp under applicable laws regarding service as a director of KeyCorp and all other criteria and qualifications for service as a director (including KeyCorp policies or guidelines) applicable to all other directors of KeyCorp and any Scotiabank Director must meet all independence requirements under the listing rules of the NYSE.

Prior to the 5% Fall-Away Date, KeyCorp shall not (i) decrease the size of the Board to less than three directors, (ii) decrease the size of the Board if such decrease would require the resignation of either or both Scotiabank Directors or (iii) decrease the size of the Board or take any other action or fail to take any action if such decrease, action or failure to take an action would result in the Scotiabank Directors comprising 25% or more of the Board.

4

PROPOSAL ONE: Election of Directors

2025 Nominees for Director

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the individuals identified on the following pages for election as directors. Each nominee is currently a director of KeyCorp. Biographical information for each nominee is provided as of the most recent practicable date. The Board believes that the qualifications and experience of the director nominees, as described below, will continue to contribute to an effective and well-functioning Board. The Board and the Nominating and Corporate Governance Committee believe that the directors, individually and as a whole, possess the necessary qualifications to provide effective oversight of KeyCorp’s business, as well as quality advice and counsel to KeyCorp’s management.

If elected, each nominee will continue to serve as a director until KeyCorp’s 2026 Annual Meeting of Shareholders or until his or her successor is duly elected and qualified or he or she resigns or is otherwise removed. There is no reason to believe that any of these director nominees will be unable or unwilling to serve if elected. Subject to the terms of the Investment Agreement with respect to any Scotiabank Director, should any nominee be unable to accept nomination or election, the proxies may be voted for the election of a substitute nominee recommended by the Board. Alternatively, subject to the terms of the Investment Agreement with respect to any vacancy created by a Scotiabank Director, the Board may allow the vacancy to remain open, to be filled by the Board at a later date, or adopt a resolution to decrease the size of the Board.

The Board of Directors unanimously recommends that shareholders vote “FOR” each of the following director nominees.

5

PROPOSAL ONE: Election of Directors

Jacqueline L. Allard

Age: 53 Director Since: 2024 KeyCorp Committee(s): • Technology

Biography:

Ms. Allard is the Group Head of the Global Wealth Management Division at Scotiabank, a publicly held Canadian multinational financial services provider, where she leads Scotiabank’s global asset management and wealth advisory businesses in Canada and across Scotiabank’s international footprint in Latin America and the Caribbean. Prior to joining Scotiabank in September 2023, she served as an Executive Vice President, Personal Financing Products and International Banking, at the Royal Bank of Canada, a publicly held Canadian multinational financial services company (“RBC”), from January 2019 to July 2023, where she was responsible for leading RBC’s consumer lending businesses in Canada. She also served as Senior Vice President, Head of Strategy, Performance & Marketing, at RBC from February 2016 to January 2019. Prior to joining RBC, Ms. Allard held positions of increasing responsibility at Manulife Financial, a publicly held Canadian multinational insurance company and financial services provider, and State Street Corporation, a global financial services and bank holding company.

Select Qualifications and Experience:

• Over a decade of senior leadership experience at large banking institutions spanning a variety of financial products and services including consumer lending, commercial banking, and asset and wealth management.

Alexander M. Cutler

Age: 73 Director Since: 2000 KeyCorp Committee(s): • Nominating and Corporate Governance (Chair) • Compensation and Organization • Executive

Biography:

Mr. Cutler is KeyCorp’s independent Lead Director. From 2000 through May 2016, he was Chairman and Chief Executive Officer of Eaton Corporation plc, a publicly-held, global, diversified power management company with approximately 94,000 employees that sells products to customers in more than 160 countries. He is an honorary trustee of the Musical Arts Association and a life director of the United Way of Greater Cleveland.

Select Qualifications and Experience:

• Experience across a wide range of senior management and executive roles with Eaton Corporation plc and certain of its predecessor companies. Significant corporate governance experience and public company board experience through his role as Chairman of Eaton Corporation plc, his service on the DuPont de Nemours, Inc. board, and as a former member of the Executive Committee of the Business Roundtable.

• Extensive experience negotiating and completing acquisitions and divestitures and integrating acquired companies gained through leadership positions with Eaton Corporation plc.

Other Public Directorships: • DuPont de Nemours, Inc. (since 2008)

6

PROPOSAL ONE: Election of Directors

H. James Dallas

Age: 66 Director Since: 2005 KeyCorp Committee(s): • Risk • Nominating and Corporate Governance • Technology (Chair)

Biography:

In 2013, Mr. Dallas retired as Senior Vice President of Quality and Operations at Medtronic Inc., a global medical technology company. Mr. Dallas, who joined Medtronic Inc. in 2006, had previously served as Senior Vice President and Chief Information Officer at Medtronic Inc. Mr. Dallas’s responsibilities included executing cross-business initiatives to maximize the company’s global operating leveraging. Mr. Dallas also served as a member of Medtronic Inc.’s executive management team. Mr. Dallas is an independent consultant focusing on change management, information technology strategy, and risk. He also serves as a director of Grady Memorial Hospital Corporation.

Select Qualifications and Experience:

• Significant experience with enterprise change management, information technology, information technology security, and data privacy, including prior service as the Chief Information Officer of Medtronic Inc. and, prior to that, as Chief Information Officer of Georgia-Pacific Corporation.

• As Chief Information Officer for major public corporations, had primary responsibility for risks related to information technology and security. As Senior Vice President of Quality and Operations with Medtronic Inc., held significant responsibility for operational risk management.

Other Public Directorships: • Centene Corporation (since 2020) • Strategic Education, Inc. (formerly Cappella Education Company) (2015-2021) • WellCare Health Plans, Inc. (2016-2020)

Elizabeth R. Gile

Age: 69 Director Since: 2010 KeyCorp Committee(s): • Risk (Chair) • Nominating and Corporate Governance

Biography:

In 2005, Ms. Gile retired from Deutsche Bank AG where she was Managing Director and the Global Head of the Loan Exposure Management Group since 2003. From 2007 to 2009, Ms. Gile was Managing Director and Senior Strategic Advisor to BlueMountain Capital Management, a hedge fund management company. Prior to joining Deutsche Bank AG, Ms. Gile spent 24 years with J.P. Morgan, where she was responsible for areas encompassing credit risk, credit analysis and research, lending, credit market trading, counterparty risk, and portfolio management. Ms. Gile is a trustee of the board of the Brooklyn Botanic Garden.

Select Qualifications and Experience:

• A distinguished career in the banking, finance, and capital markets industries with leading global financial institutions. Significant roles with J.P. Morgan, Deutsche Bank AG, and Toronto Dominion Securities managing loan portfolios, capital markets, derivatives and corporate lending transactions, and credit research.

• As Global Head of the Loan Exposure Management Group for Deutsche Bank AG, had global responsibility for managing the credit risk of loans and lending-related commitments, giving her experience in identifying, assessing, and managing risk exposures of a large, complex financial firm.

Other Public Directorships: • Watford Holdings Ltd. (2017-2021)

7

PROPOSAL ONE: Election of Directors

Ruth Ann M. Gillis

Age: 70 Director Since: 2009 KeyCorp Committee(s): • Audit

Biography:

From 2008 until her retirement in 2014, Ms. Gillis served as Executive Vice President and Chief Administrative Officer of Exelon Corporation, a publicly-held Fortune 100 diversified energy company, and President of Exelon Business Services Company, a subsidiary of Exelon Corporation. Ms. Gillis also served as Chief Diversity Officer and as Chief Financial Officer of Exelon Corporation. Prior to her time at Exelon Corporation, Ms. Gillis served as Chief Financial Officer of the University of Chicago Hospitals and Health System and, from 1977 to 1996, Ms. Gillis held various senior management and lending positions at First Chicago Corporation. Ms. Gillis is a life trustee of the Goodman Theatre and a life director of the Lyric Opera of Chicago. She is also a member of the board of directors of KeyBank National Association.

Select Qualifications and Experience:

• Extensive finance, banking, risk management, financial reporting, operations and technology, human capital management, and regulatory expertise acquired in highly regulated and complex industries with a history of accomplishment and executive capability.

• Ms. Gillis qualifies as an “audit committee financial expert” as defined by the SEC and has been recognized as a National Association of Corporate Directors Board Leadership Fellow since 2017.

Other Public Directorships: • Voya Financial Inc. (since 2015) • Snap-on Incorporated (since 2014)

Christopher M. Gorman

Age: 64 Director Since: 2019 KeyCorp Committee(s): • Executive (Chair)

Biography:

Mr. Gorman was elected Chairman, Chief Executive Officer, and President of KeyCorp on May 1, 2020. Mr. Gorman joined KeyCorp in 1998 when it acquired McDonald Investments, a registered broker-dealer, where Mr. Gorman held various leadership roles. Since joining KeyCorp, Mr. Gorman has served in numerous capacities including Chief Operating Officer from 2019 to 2020, President of Banking and Vice Chairman from 2017 to 2019, as Merger Integration Executive leading KeyCorp’s integration of First Niagara Financial Group, Inc. from 2016 to 2017, and as President of Key Corporate Bank from 2010 to 2016. Mr. Gorman is a member of the Supervisory Board of The Clearing House, Chairman of the Ohio Business Roundtable, a member of the U.S. Business Roundtable, a member of the Executive Committee of the Greater Cleveland Partnership, and serves as a board member of the University Hospital Health System and the Cleveland Museum of Art.

Select Qualifications and Experience:

•   Over 25 years of financial services leadership experience in corporate, investment, private, and retail banking. Provides critical insight on KeyCorp’s business and operations to the Board of Directors.

• Leads the sales, service and operations of one of the largest financial services companies in the United States with over 3 million clients and over 17,000 colleagues.

• Was responsible for leading the integration of First Niagara Financial Group, Inc., a $40 billion financial institution with 400 branches, the largest acquisition in KeyCorp’s 200-year history.

8

PROPOSAL ONE: Election of Directors

Robin N. Hayes

Age: 58 Director Since: 2020 KeyCorp Committee(s): • Audit • Technology

Biography:

Mr. Hayes has served as Chief Executive Officer of Airbus Americas, Inc., the North American affiliate of a global aerospace and defense manufacturing company, since June 2024. Prior to this, Mr. Hayes served as Chief Executive Officer of JetBlue Airways Corporation, a publicly-held airline and passenger carrier company, from 2015 to 2024. Prior to his appointment as JetBlue’s Chief Executive Officer in 2015, Mr. Hayes served as President from 2014 to 2015 and Chief Commercial Officer from 2008 to 2014. Mr. Hayes also worked in various management capacities over a 19-year career with British Airways Plc. Mr. Hayes is a director of Make-a-Wish Connecticut. He is also a member of the board of directors of KeyBank National Association.

Select Qualifications and Experience:

• Extensive operational, marketing, and sales expertise accumulated during an over 30-year career in aviation and across a wide range of executive and management roles, including numerous roles overseeing British Airways Plc’s international markets, including the Americas region, the airline’s largest market outside the U.K.

• Responsible for market-leading innovation in the airline industry as an executive with JetBlue in technology, operations, and customer service.

Other Public Directorships: • JetBlue Airways Corporation (2015-2024)

Carlton L. Highsmith

Age: 73 Director Since: 2016 KeyCorp Committee(s): • Compensation and Organization • Technology

Biography:

Mr. Highsmith joined the Board in August 2016 in connection with the First Niagara merger. He was a member of the board of directors of First Niagara since 2011, serving on the Governance/Nominating Committee and the Audit Committee. He previously served on the board of directors of NewAlliance Bancshares from 2006 until it was acquired by First Niagara in 2011. Mr. Highsmith was founder, Chief Executive Officer, and Chairman of The Specialized Packaging Group (“SPG”). He grew SPG into one of the largest designers, printers, and manufacturers of paperboard and paperboard composite packaging for consumer products in North America before merging the company with PaperWorks Industries in 2009. Mr. Highsmith is Vice Chairman of the board of trustees of Quinnipiac University, trustee of the Yale New Haven Health System, Chairman of the Connecticut Center for Arts & Technology (“ConnCAT”), and Board Chair of the Connecticut Community Outreach Revitalization Program (“ConnCORP”).

Select Qualifications and Experience:

• Successful corporate executive and entrepreneur with significant community and regional bank board experience, having served on the board of directors of both NewAlliance and First Niagara.

• Skilled business strategist who founded a package design/engineering business and grew that start-up company into one of the largest, most innovative, and highly regarded designers and manufacturers of paperboard packaging for consumer products in North America.

• Experienced in mergers and acquisitions, having led and actively managed three successful acquisitions as Chief Executive Officer of SPG (Lawson Mardon Carton North America from Alusuisse Lonza in 1998, Focus Packaging in 2003, and Packaging Machinery Service in 2003), as well as the successful merger of his company with PaperWorks Industries in 2009.

• Social entrepreneur and community leader who founded two non-profit organizations (ConnCAT and ConnCORP) that have attracted over $100 million of philanthropic capital over the last 10 years to fund world class workforce development, youth digital arts programs, entrepreneurship training workshops, and financial literacy programs in Connecticut’s most challenged communities.

9

PROPOSAL ONE: Election of Directors

Richard J. Hipple

Age: 72 Director Since: 2012 KeyCorp Committee(s): • Audit (Chair) • Executive • Nominating and Corporate Governance

Biography:

Mr. Hipple retired as Executive Chairman of Materion Corporation, a publicly-held manufacturer of highly engineered advanced materials and related services, in December 2017. Mr. Hipple previously served as Chairman of the Board and Chief Executive Officer of Materion Corporation from 2006 to 2017 and President from 2005 to 2017. Prior to that, Mr. Hipple served in the steel industry for 26 years in a number of capacities, including project engineer, strategic planning, supply chain management, operations, sales and marketing, and executive management. Mr. Hipple is trustee of the board of trustees of the Cleveland Institute of Music. He is also a member of the board of directors of KeyBank National Association.

Select Qualifications and Experience:

• Extensive exposure to global commerce as former Chief Executive Officer of Materion Corporation, which serves customers in more than 60 countries and employs 3,100 people worldwide. Additionally, experience as a director at Ferro Corporation, Barnes Group Inc., and Luxfer Holdings PLC, which represent manufacturing companies with leading technologies, broad international footprints, and market diversity. With significant experience in the oversight and management of financial risks, Mr. Hipple qualifies as an “audit committee financial expert” as defined by the SEC.

• Significant corporate governance and executive-level management experience, including as the Executive Chairman and President and Chief Executive Officer of Materion Corporation, as Chairman at Barnes Group Inc., as Lead Director at Ferro Corporation, and as Chairman of the compensation committees of Ferro Corporation and Luxfer Holdings PLC.

Other Public Directorships: • Luxfer Holdings PLC (since 2018) • Barnes Group Inc. (since 2017) • Ferro Corporation (2007-2018) • Materion Corporation (2006-2017)

Somesh Khanna

Age: 60 Director Since: 2024 KeyCorp Committee(s): • Risk

Biography:

Mr. Khanna is has served as a Co-Executive Chairman of Apexon, Inc., a digital-first technology services firm focused on accelerating business transformation and delivering human-centric digital experience, since June 2024. Prior to joining Apexon, Mr. Khanna co-led the Global Banking and Securities Practice at McKinsey & Company Inc., a multinational strategy and management consulting firm, from 2018 until 2023, and served as a Client Service Team Leader from 2007 to 2024. From 2014 to 2018, he lead McKinsey Digital for Financial Services globally, supporting banking and insurance companies on productivity transformation, digital strategy, sales, marketing, operations, technology, and risk management. He led McKinsey’s New York office from 2011 to 2012 and the Property and Casualty Insurance Practice from 2009 to 2011. Prior to joining McKinsey in 2000, Mr. Khanna served as the Chief Executive Officer of a digital business at eCredit, a provider of online solutions for credit and collections professionals.

Select Qualifications and Experience:

• Responsible for leading the largest global practice at McKinsey and leading client service teams at major clients spanning the banking, insurance, and private equity sectors.

10

PROPOSAL ONE: Election of Directors

Devina A. Rankin

Age: 49 Director Since: 2020 KeyCorp Committee(s): • Risk • Technology

Biography:

Ms. Rankin is Executive Vice President and Chief Financial Officer of Waste Management, Inc., a publicly-held waste and environmental services company. Prior to her promotion to Chief Financial Officer in 2017, Ms. Rankin held several corporate finance positions of increasing responsibility including Treasurer from 2012 to 2017 and as Assistant Treasurer. Prior to joining Waste Management, Inc., Ms. Rankin was a member of the assurance practices of Ernst & Young and Arthur Andersen.

Select Qualifications and Experience:

• As Executive Vice President and Chief Financial Officer of Waste Management, Inc., Ms. Rankin is responsible for all finance functions of the company, as well as enterprise risk management, internal audit, investor relations, supply chain, capital planning, and information technology.

• With an extensive career in corporate finance and as a certified public accountant licensed in Texas, Ms. Rankin qualifies as an “audit committee financial expert” as defined by the SEC.

Barbara R. Snyder

Age: 69 Director Since: 2010 KeyCorp Committee(s): • Compensation and Organization • Executive • Nominating and Corporate Governance

Biography:

Since 2020, Ms. Snyder has been President of the Association of American Universities, an organization composed of America’s leading research universities that helps to shape policy for higher education and research. Prior to joining the Association of American Universities, Ms. Snyder was President of Case Western Reserve University in Cleveland, Ohio from 2007 to 2020. Ms. Snyder previously served as Executive Vice President and Provost of The Ohio State University (“OSU”). She served as a faculty member of OSU’s Moritz College of Law from 1988 to 2007. From 2000 to 2007, she held the Joanne W. Murphy/Classes of 1965 and 1973 Professorship at OSU. Ms. Snyder is a director of the National Humanities Alliance.

Select Qualifications and Experience:

• In 2020, Association of American Universities member universities received $28.8 billion in federal research awards (63% of total federally funded research and development), produced 5,583 patents and 5,241 technology license agreements, and awarded 30,358 research doctorates.

• Former President of Case Western Reserve University, one of the nation’s leading universities and a major private research institution with significant focus on science, engineering, and technology. During her tenure, Case Western Reserve University tripled its undergraduate admissions applications, became twice as selective, dramatically increased the academic quality of the entering class, and experienced unprecedented fundraising success, setting new records for annual attainment.

Other Public Directorships: • The Progressive Corporation (since 2014)

11

PROPOSAL ONE: Election of Directors

Richard J. Tobin

Age: 61 Director Since: 2021 KeyCorp Committee(s): • Audit • Technology

Biography:

Mr. Tobin has served as Chairman, President, and Chief Executive Officer of Dover Corporation, a publicly-held diversified global manufacturer and solutions provider, since May 2018 and a director since 2016. Prior to joining Dover Corporation, Mr. Tobin served as Chief Executive Officer and a director of CNH Industrial N.V., an equipment and services company, from 2013 to 2018. Prior to the integration of Fiat Industrial S.p.A. and CNH Global N.V. into CNH Industrial N.V., Mr. Tobin was Group Chief Operating Officer of Fiat Industrial S.p.A. and President and Chief Executive Officer of CNH Global N.V., a role he assumed in 2012 after two years as Chief Financial Officer of CNH Global N.V., and Chief Financial Officer and Head of Information Technology at SGS S.A. from 2004 to 2010. Mr. Tobin is a director of the National Association of Manufacturers and a director of Shedd Aquarium.

Select Qualifications and Experience:

• More than 30 years of experience in international management and finance, acquired through global leadership roles of increasing responsibility and scope. Significant corporate management experience in his roles as Chief Executive Officer of two publicly traded corporations.

• Extensive financial experience in both U.S. GAAP and IFRS accounting standards obtained in his roles as Chief Financial Officer of SGS S.A. and CNH Global N.V. Broad experience in capital markets and supervised one of North America’s largest captive banks during his tenure at CNH Industrial N.V. Robust understanding of information technology and cybersecurity stemming from his role as Chief Financial Officer and Head of Information Technology of SGS S.A.

Other Public Directorships: • Dover Corporation (since 2016)

Todd J. Vasos

Age: 63 Director Since: 2020 KeyCorp Committee(s): • Compensation and Organization (Chair) • Executive • Nominating and Corporate Governance

Biography:

Mr. Vasos is a director and has served as Chief Executive Officer of Dollar General Corporation, a publicly-held variety retail company, since October 2023. Mr. Vasos previously served as Senior Business Advisor following his initial retirement as Chief Executive Officer in November 2022. Mr. Vasos served as Chief Executive Officer of Dollar General Corporation from 2015 to 2022. Prior to his election as Chief Executive Officer, Mr. Vasos served as Chief Operating Officer from 2013 to 2015 and as Executive Vice President, Division President and Chief Merchandising Officer from 2008 to 2013. Prior to joining Dollar General, Mr. Vasos served in executive positions with Longs Drug Stores Corporation for seven years, as well as in leadership positions at Phar-Mor Food and Drug Inc. and Eckerd Corporation. Mr. Vasos is a director of the Retail Industry Leaders Association.

Select Qualifications and Experience:

• Successful track record of driving profitable growth at Dollar General Corporation through strong execution, digital transformation, and a people-centric philosophy.

• Extensive retail executive and management experience, including in merchandising, operations, marketing, advertising, global procurement, supply chain, and store development.

Other Public Directorships: • Dollar General Corporation (since 2015)

12

PROPOSAL ONE: Election of Directors

David K. Wilson

Age: 70 Director Since: 2014 KeyCorp Committee(s): • Risk

Biography:

Until his retirement in January 2014, Mr. Wilson served in a variety of positions with the Office of the Comptroller of the Currency (“OCC”) over the course of a 32-year career, including as Examiner-In-Charge (“EIC”) of two global banks and in a number of policy focused roles. In 2009, Mr. Wilson transitioned from Large Bank EIC into policy work, initially as Senior National Bank Examiner and co-chair of the OCC’s National Risk Committee. In 2010, he was appointed Deputy Comptroller for Credit and Market Risk. He then briefly served as Senior Deputy Comptroller and Chief National Bank Examiner before returning to the field as an EIC. Mr. Wilson also has served as an independent consultant focusing on bank regulatory and risk strategy matters. He is also a member of the board of directors of KeyBank National Association.

Select Qualifications and Experience:

• Significant bank regulatory and risk strategy expertise, including providing advice and counsel to the Comptroller of the Currency, testifying before Congress, developing policy, and participating in regulatory rulemaking following the Dodd-Frank Act.

• Extensive experience and understanding of the financial services regulatory climate, including participating in the Financial Stability Oversight Council (“FSOC”), serving as the OCC representative on FSOC’s Systemic Risk Committee, and chairing the Federal Financial Institutions Examination Council Task Force on Supervision.

13

The Board of Directors and Its Committees

The Board of Directors and Its Committees

The Board is currently comprised of 14 independent directors and one member of management (Mr. Gorman). Six of our 14 independent directors have joined the Board since 2020. The median tenure of our current Board members is eight years.

Board Leadership Structure

Our Board is committed to independent Board leadership. The Board’s independent leadership and oversight responsibilities are realized through the guidance of our independent Lead Director, our independent Board committee chairs, and the full involvement of each of our independent directors. KeyCorp’s independent directors have elected Alexander M. Cutler as the Board’s independent Lead Director for 2024.

Among his specific responsibilities, the independent Lead Director:

•	presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors held after each regularly scheduled Board meeting;

•	serves as liaison between the Chairman and the independent directors;

•	approves Board meeting schedules as well as meeting materials and agendas for each full Board meeting and executive sessions of independent directors;

•	has the authority to call meetings of the independent directors or the full Board at any time;

•	participates in discussions with major shareholders regarding governance matters as part of KeyCorp’s proactive shareholder engagement;

•

is in frequent contact with the Chairman with respect to major issues and strategic opportunities before KeyCorp, and any significant actions contemplated by KeyCorp are discussed with the Lead Director at an early stage;

•	advises on the retention of independent consultants to the Board;

•	interviews all candidates for election to the Board;

•	oversees changes to the composition of Board committees;

•	assists the Board and management in assuring compliance with applicable securities laws and fiduciary duties to shareholders;

•	oversees initiatives to implement enhancements to KeyCorp’s governance policies, including the Corporate Governance Guidelines;

•	serves as a focal point for independent Committee Chairs, providing guidance, coordination, and advice for the committees;

•	together with the Chair of the Compensation and Organization Committee, facilitates the evaluation of the performance of KeyCorp’s Chief Executive Officer; and

•	is available for additional duties as they may arise.

The Lead Director seeks input from independent directors during executive sessions with respect to items to be included on the agenda for each Board meeting and provides feedback from the independent directors while engaging in the agenda-building process.

Each standing committee of the Board is chaired by an independent director and consists solely of independent directors. Our independent directors have extensive corporate governance and leadership experience, and many have significant public company experience. Five of our 14 independent directors are or have been chief executive officers of public companies.

Christopher M. Gorman is the Chairman and Chief Executive Officer of KeyCorp. The Board believes that KeyCorp has been and will continue to be well served by Mr. Gorman’s combined role as Chairman and Chief Executive Officer. Mr. Gorman’s combined leadership role allows him to set the overall tone and direction for KeyCorp, maintain consistency in the internal and external communication of our strategic and business priorities, and have primary responsibility for managing KeyCorp’s operations. Our many conversations between our directors and our shareholders regarding their views on Board leadership and independent oversight have confirmed our view that a strong, effective Lead Director, like Mr. Cutler, an independent Board, and independent key committees provide the independent leadership necessary to balance the combined Chairman and Chief Executive Officer role and, with the formal and informal mechanisms we have in place to facilitate the work of the Board and its committees, results in the Board effectiveness and efficiency that our shareholders expect.

14

The Board of Directors and Its Committees

The Board annually (or more often in the event that a new Chief Executive Officer is selected) evaluates KeyCorp’s leadership structure to assess whether it remains appropriate for and in the best interests of the Company, taking into account a variety of factors including KeyCorp’s size, the nature of its business, the regulatory framework in which it operates, and the leadership structure of its peers. We currently provide the Board with flexibility to separate or combine the roles of Chairman and Chief Executive Officer as it deems necessary from time to time in light of the Company’s needs at the time and the dynamic environment in which we operate. The Board continues to believe that a primary consideration for KeyCorp is that, as a large financial institution subject to significant regulation, KeyCorp must communicate swiftly and consistently with our stakeholders, including our regulators. We believe that KeyCorp’s unified leadership structure, with our Chairman and Chief Executive Officer speaking as a single voice on behalf of both the Board and management, enables decisive decision making and a steady hand in a rapidly changing market and regulatory environment.

Board Assessments

Our Board believes that a robust and constructive Board and committee evaluation process is an essential component of Board effectiveness. Each year, the Board conducts a comprehensive evaluation process, overseen by the Nominating and Corporate Governance Committee, of both its own effectiveness, as well as the effectiveness of each of its members and its Lead Director. Additionally, each of our committees conducts its own tailored evaluation. Below are further details on our assessment processes:

Annual Evaluation Processes

Board Assessment	g The Board Assessment Questionnaire is reviewed by the Nominating and Corporate Governance Committee and any enhancements are incorporated into the Questionnaire.	g The Questionnaire is released to all directors for their consideration, with topics including board oversight, meeting cadence and materials, and composition and structure.	g Responses to the Questionnaire inform a discussion, led by our Lead Director, during an executive session of the full Board.

Committee Assessments	g Each Committee Assessment Questionnaire is reviewed by its respective committee and any enhancements are incorporated into the Questionnaire.	g The Questionnaire is released to each committee’s respective directors for completion, with topics including materials, access to management, and meeting tenor.	g Responses to the Questionnaire are used by each Committee Chair to lead a discussion during the next session of the committee.

Director Assessments	g The Director Assessment Questionnaire is reviewed by the Nominating and Corporate Governance Committee and any enhancements are incorporated into the Questionnaire.	g The Questionnaire is released to all directors for their completion, asking each director to rate his or her performance and identify areas of opportunity.

g Responses to the Questionnaire serve as a foundation for an individualized discussion of each director’s performance in an executive session of our Nominating and Corporate Governance Committee (which includes each of our Committee Chairs).

Lead Director Assessment	g The Lead Director Assessment is reviewed by the Nominating and Corporate Governance Committee and any enhancements are incorporated into the Questionnaire.	g The Questionnaire is released to all independent directors for their completion, to provide feedback on the Lead Director’s performance against the role’s specified responsibilities.	g Responses to the Questionnaire inform a discussion of our Board, with the Lead Director excused from participation, in connection with the annual appointment of a Lead Director.

Board and Committee Responsibilities

The Board delegates various responsibilities and authority to its five standing committees: Audit, Nominating and Corporate Governance, Compensation and Organization (the “Compensation Committee”), Risk, and Technology. The Board has also established an Executive Committee that serves the functions described on page 18 of this proxy statement. Each committee operates pursuant to a written charter. The committees regularly report on their activities and actions to the full Board. The Board, with the recommendation of the Nominating and Corporate Governance Committee and in consultation with the Lead Director, appoints the members of the committees, and has determined that each member of a standing committee is an independent director under NYSE independence standards and KeyCorp’s Standards for Determining Independence of Directors.

15

The Board of Directors and Its Committees

The Board held seven meetings during 2024. At every regularly-scheduled Board meeting, the independent members of the Board met in executive session (i.e., without the Chairman or any other employee of KeyCorp present). The members of the Board attended, on average, approximately 98% of Board meetings and committee meetings held during 2024. No director attended less than 75% of the aggregate of (i) the total number of meetings held by the Board during the period for which he or she was a director and (ii) the total number of meetings held by all Board committees on which he or she served during such period. KeyCorp Board members are expected to attend the Annual Meeting of Shareholders, and all of our Board members standing for election at that time did so for the 2024 Annual Meeting of Shareholders.

The following describes the responsibilities and current membership of the standing committees of the Board and the number of times each committee met in 2024.

Audit Committee

Chair:

Richard J. Hipple

Other Members*:

Ruth Ann M. Gillis

Robin N. Hayes

Richard J. Tobin

Number of

Meetings in 2024: 14

* Mr. Dallas and
Ms. Rankin previously
served as members of the
committee until July 1,
2024. Mr. Hayes and
Mr. Tobin were appointed
to the committee effective
July 1, 2024.

Primary Responsibilities

• Oversees the development of, and reviews, the financial information provided to KeyCorp’s shareholders

• Is directly responsible for the appointment, retention, and oversight of our independent auditor, oversees the audit fees negotiations with our independent auditor, and has sole authority to approve audit fees

• Has responsibility over all KeyCorp internal audit and credit risk review functions, financial reporting, legal matters, and fraud risk

• Oversees any material examinations of KeyCorp and its affiliates conducted by federal, state, or other authorities, and may supervise and direct any other special projects or investigations the committee deems necessary

• Together with the Risk Committee, oversees and reviews our allowance for loan and lease losses methodology and monitors operational risk (including cybersecurity)

Independence

The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Board has determined that all members of the Audit Committee are “independent” as that term is defined in Section 303A.02 of the NYSE’s listing standards and are financially literate as established in such listing standards.

Audit Committee Financial Experts

The Board of Directors has determined that Mr. Hipple and Ms. Gillis each qualify as an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K.

Nominating and Corporate Governance Committee

Chair:

Alexander M. Cutler

Other Members*:

H. James Dallas

Elizabeth R. Gile

Richard J. Hipple

Barbara R. Snyder

Todd J. Vasos

Number of

Meetings in 2024: 6

* Mr. Highsmith previously
served as a member of
the committee until July 1,
2024. Mr. Vasos was
appointed to the
committee effective
July 1, 2024.

Primary Responsibilities

• Recommends to the Board nominees to stand for election as directors and oversees the review of director independence and related party transactions

• Oversees the annual Board self-assessment process (including individual director self-assessments and the evaluation of the Lead Director)

• Oversees corporate governance matters generally, including KeyCorp’s policies and practices on significant issues of corporate responsibility, such as sustainability matters and annual review of charitable and political contributions

• Oversees and reviews KeyCorp’s directors’ and officers’ liability insurance program

• Reviews and approves, ratifies, or disallows related person transactions pursuant to the Policy for Review of Transactions between KeyCorp and its Directors, Executive Officers and other Related Persons

• Supports the Compensation and Risk Committees by facilitating a meeting of all independent Board committee Chairs to discuss the linkage between enterprise risk and compensation at KeyCorp

• With the aid of market data, annually reviews and recommends to the Board a director compensation program that may include equity-based incentive compensation (no executive officer of KeyCorp has any role in determining the amount of director compensation, although the committee may seek assistance from our executive officers in designing equity compensation programs for directors).

16

The Board of Directors and Its Committees

Compensation and Organization Committee

Chair*:

Todd J. Vasos

Other Members*:

Alexander M. Cutler

Carlton L. Highsmith

Barbara R. Snyder

Number of

Meetings in 2024: 8

* Ms. Snyder served as
committee chair until the
appointment of Mr. Vasos
effective July 1, 2024.
Mr. Tobin previously
served as a member of
the committee until July 1,
2024. Mr. Highsmith was
appointed to the
committee effective
July 1, 2024.

Primary Responsibilities

• Supports KeyCorp’s efforts to attract, retain, motivate, develop, and reward our people so that we can achieve our business objectives

• Oversees the compensation of our senior executives, certain of our compensation programs, and our talent management and organizational development processes

• Evaluates the competitiveness of our compensation programs and assesses the effectiveness of our succession planning, leadership development, and strategic hiring objectives

• Approves the performance goals, performance objectives, and the compensation of our Chief Executive Officer and other senior executives and evaluates their performance relative to those goals and objectives

• Establishes our overall compensation philosophy and oversees the implementation of this philosophy as it relates to our incentive compensation arrangements, including through approval of our incentive compensation policy

• Enforces the compensation clawback policies and oversees compliance with share ownership guidelines

• Appoints, directs, and oversees its independent advisors and performs additional duties described in its Charter

• May delegate its authority to a subcommittee of its members and may allow limited delegations to management.

Independence

The Board of Directors has determined that all members of the Compensation Committee are “independent” as that term is defined in Section 303A.02 of the NYSE’s listing standards and meet the heightened independence standards required of Compensation Committee members by the NYSE.

Further discussion of the Compensation Committee can be found beginning on page 29 of this proxy statement under the heading “Compensation Discussion and Analysis.”

Risk Committee

Chair:

Elizabeth R. Gile

Other Members*:

H. James Dallas

Somesh Khanna

Devina A. Rankin

David K. Wilson

Number of

Meetings in 2024: 13

* Mr. Hayes and
Mr. Highsmith previously
served as members of the
committee until July 1,
2024. Mr. Dallas and
Ms. Rankin were
appointed to the
committee effective
July 1, 2024, and
Mr. Khanna was
appointed effective
December 27, 2024.

Primary Responsibilities

• Assists the Board with strategies, policies, procedures, and practices relating to the assessment and management of KeyCorp’s enterprise-wide risks, including credit risk, market risk, liquidity risk, compliance risk, operational risk (including cybersecurity), reputation risk, strategic risk, and other risks, including climate and sustainability risks

• Plays a crucial role in overseeing KeyCorp’s capital adequacy and compliance with regulatory capital requirements

• Reviews and approves KeyCorp’s capital plan and recommends share repurchase authorizations to the Board consistent with approved capital plans

• May exercise such authority as the Board delegates in connection with the authorization, sale, and issuance by KeyCorp of debt and other equity securities

• Together with the Audit Committee, oversees and reviews our allowance for loan and lease losses methodology

17

The Board of Directors and Its Committees

Technology Committee

Chair:

H. James Dallas

Other Members:

Jacqueline L. Allard

Robin N. Hayes

Carlton L. Highsmith

Devina A. Rankin

Richard J. Tobin

Number of

Meetings in 2024: 5

* Ms. Gillis and Mr. Vasos
previously served as
members of the
committee until July 1,
2024. Ms. Allard and
Mr. Highsmith were
appointed to the
committee effective
December 27, 2024, and
July 1, 2024, respectively.

Primary Responsibilities

• Reviews and approves KeyCorp’s technology planning and strategy including investments related to cybersecurity and reviews significant technology investments and expenditures

• Monitors and evaluates existing and future trends in technology that may affect KeyCorp’s strategic plans or competitive position, including monitoring of overall industry trends

• Provides oversight of management’s activities relating to technology strategy, performance, and innovation and monitors KeyCorp’s innovation and technology acquisition process and systems in place designed to achieve successful innovation

• Reviews strategic IT projects with business and IT personnel to understand the functionality, business benefits, and user/customer adoption

• Reports to the Risk Committee on risk management issues associated with the technology strategic investment plan and major technology vendor relationships

The Board also has an Executive Committee, comprised of Mr. Gorman (Chair), Mr. Cutler, Mr. Hipple, Ms. Snyder, and Mr. Vasos which may exercise the authority of the Board, to the extent permitted by law, on any matter requiring Board or committee action between Board or committee meetings. Mr. Vasos was appointed to the Committee effective July 1, 2024. The Executive Committee did not hold any meetings in 2024.

During 2024, the Nominating and Corporate Governance Committee conducted a review of committee membership with the goal of aligning or developing director skills and considering director and Board leadership succession. As a result of this review, the Nominating and Corporate Governance Committee ultimately approved certain changes to Committee membership reflected above, effective as of July 1, 2024.

Board Oversight of Risk

Our Board leadership and committee structure supports the Board’s risk oversight function. Generally, each Board committee oversees the following risks:

•

The Risk Committee has primary oversight responsibility for enterprise-wide risk at KeyCorp, including credit risk, market risk, liquidity risk, compliance risk, operational risk (including cybersecurity), as well as reputational and strategic risks and climate and sustainability risks, and oversight of the actions taken to mitigate these risks.

•	The Audit Committee has primary oversight responsibility for internal audit and credit risk review, financial reporting, legal matters, and fraud risk.

•	The Compensation Committee has primary oversight responsibility for risks related to our compensation policies and practices, as well as talent and leadership development and succession planning.

•	The Nominating and Corporate Governance Committee has primary oversight responsibility for significant issues of corporate responsibility, such as reputational and sustainability matters.

•

The Technology Committee provides additional oversight of management’s activities related to KeyCorp’s technology strategic investment plan, cybersecurity investments, and major technology vendor relationships.

The Audit and Risk Committees jointly oversee and review the allowance for loan and lease losses methodology and monitor operational risk (including cybersecurity). The committees receive, review, and evaluate management reports on risk for their areas of risk oversight. At each Board meeting, the Chair of each Board committee reports to the full Board on risk oversight issues.

18

The Board of Directors and Its Committees

Our Board structure enables the Board to exercise vigorous oversight of key issues relating to management development, succession and compensation, compliance and integrity, corporate governance and sustainability, cybersecurity, and company strategy and risk. With respect to risk, the Board oversees that KeyCorp’s risks are managed in a manner that is effective and balanced and adds value for KeyCorp’s shareholders. The Board understands KeyCorp’s risk philosophy, approves KeyCorp’s risk appetite, inquires about risk practices, reviews the portfolio of risks, compares actual risks to the risk appetite, and is apprised of significant risks, both current and emerging, and determines whether management is responding appropriately. With respect to risk and other areas that it oversees, the Board challenges management and promotes accountability.

KeyCorp has formed a senior level management committee, the Enterprise Risk Management Committee (“ERM Committee”), consisting of Mr. Gorman and other senior officers at KeyCorp, including KeyCorp’s Chief Risk Officer. The ERM Committee meets on a regular basis and is central to ensuring that the corporate risk profile is managed in a manner consistent with KeyCorp’s risk appetite. The ERM Committee is also responsible for implementation of KeyCorp’s Enterprise Risk Management Policy, encompassing our risk philosophy, policy framework, and governance structure for the management of risks across the entire company. The Risk Committee of the Board oversees KeyCorp’s risk management program, including the ERM Committee. The Board approves the Enterprise Risk Management Policy and sets the overall level of risk KeyCorp is willing to accept and manage in pursuit of its strategic objectives.

Oversight of Compensation-Related Risks

KeyCorp’s compensation program is designed to offer competitive pay for performance, aligned with KeyCorp’s short- and long-term business strategies, approved risk appetite and defined risk tolerances, and shareholders’ interests. Reviews of KeyCorp’s compensation plans by the Compensation Committee and KeyCorp management did not identify any plan that was reasonably likely to have a material adverse impact on KeyCorp or that would incentivize excessive risk-taking. The Compensation Committee also reviewed KeyCorp’s compensation plans to monitor compliance with KeyCorp’s risk management tolerances and safety and soundness requirements.

KeyCorp has a well-developed governance structure for its incentive compensation programs, including roles for the Board of Directors, senior management, lines of business, and control functions. The Board oversees KeyCorp’s incentive compensation programs, primarily through the Compensation Committee, with additional input and guidance from its Nominating and Corporate Governance, Risk, and Audit Committees. In addition to directly approving compensation decisions for senior executives, the Compensation Committee also approves KeyCorp’s overall Incentive Compensation Policy and Program so that KeyCorp’s incentive compensation practices remain in alignment with KeyCorp’s risk management practices. KeyCorp’s Incentive Compensation Policy and Program are intended to enhance KeyCorp’s risk management practices by rewarding appropriate risk-based performance.

We maintain a detailed and effective strategy for implementing and executing incentive compensation arrangements that provide balanced risk-taking incentives. KeyCorp’s incentive compensation arrangements are designed, monitored, administered, and tested by a multidisciplinary team drawn from various areas of KeyCorp, including Risk Management. This team is charged with seeing that our incentive compensation arrangements align with risk management practices and support the safety and soundness of the organization. From initial plan design to individual awards, KeyCorp’s program incorporates sound compensation principles and risk-balancing at every stage of the incentive compensation process, including:

•	the identification of employees who have the ability to influence or control material risk;

•	the use of risk-balancing mechanisms across all incentive plans that take into account the primary risks associated with employee roles;

•	the deferral of incentive compensation to balance risk and align an employee’s individual interests with KeyCorp’s future success and safety and soundness;

•

the development of clawback policies and procedures to recoup certain incentive compensation paid to employees in the event of certain risk-based events or as otherwise required by law, rule, or regulation; and

•

the annual assessment of risk-balancing features, the degree to which selective plan design features affect risk-taking, the alignment of incentive metrics with business objectives, the overall competitiveness of the pay opportunity, the participation of control functions, and the effectiveness of monitoring and administration of the plans.

19

The Board of Directors and Its Committees

Corporate Responsibility and Sustainability

The Nominating and Corporate Governance Committee of the Board oversees KeyCorp’s policies and practices on significant issues pertaining to corporate responsibility and sustainability. Oversight of these matters is an important part of the Board’s work. In 2024, Board members participated in updates focused on climate risk and fair and responsible banking and engaged throughout the year on several corporate responsibility topics, including, among others: sustainability; inclusion and belonging; investing in our team members; data privacy and security; community investments; and consumer practices.

Select 2024 Highlights

We have also made significant progress toward our commitment to finance or facilitate $38 billion to address climate change and support green initiatives, deploying nearly $6.5 billion of capital in 2024.

Additionally, we:

•

Delivered, since 2017, more than $44 billion in investments and lending related to affordable housing, residential and small business lending in low- and-moderate income communities, and transformative philanthropy.

•	Received our 11th consecutive “Outstanding” rating for Community Reinvestment Act (CRA) performance.

•	Launched Money, Me & Key—our newest signature financial empowerment program led by certified Key teammates.

•	Provided $28.4 million in transformative philanthropy alone to our communities.

•

Helped launch the Cleveland Housing Investment Fund (CHIF), in partnership with LISC Fund Management, LLC and the City of Cleveland, with a $20 million planned investment. This impact will enable the construction of new homes in Cleveland and is expected to reach $100 million.

•	Renewed and strengthened our partnership with the National Community Reinvestment Coalition (NCRC) to help increase our impact in underserved communities.

•

Closed, through our Community Development Financial Institutions (CDFI) specialty group, nine new opportunities and one credit renewal totaling $70.5 million, with activities in Small Business Lending, Affordable Housing Development, and community economic development. Since January 2022, Key extended financing to 30 CDFIs in 15 states, totaling over $202 million of debt financing and approximately $14.8 million of equity and Equity Equivalent (EQ2) financing.

Corporate Responsibility and Sustainability Strategy

Key remains committed to addressing the topics that are most relevant to our company and our stakeholders. Working across the enterprise with lines of business and other subject matter experts, we stay apprised of relevant risks and opportunities to ensure we are meeting stakeholder expectations, delivering on our corporate responsibility commitments, aligning to our overall business strategy, and staying current with industry trends. In addition to our traditional corporate responsibility priorities: financial inclusion, inclusion and belonging, data privacy and security, and climate stewardship—we expanded upon the last priority in 2024 to work more closely with our climate risk team to embed climate risk across our company.

Corporate Responsibility and Sustainability Reporting

Key consistently seeks to provide transparency through our corporate responsibility and sustainability disclosures. We monitor the evolving disclosure landscape and evaluate which frameworks best address our stakeholders’ interest. Throughout 2024, we continued reporting on important corporate responsibility and sustainability topics through our annual Corporate Responsibility Report, aligned to widely accepted frameworks including the Global Reporting Initiative (“GRI”) and the Sustainability Accounting Standards Board (“SASB”). We published our fourth Task Force on Climate-Related Financial Disclosures (“TCFD”) report, which details Key’s commitment to mitigating climate-related risks, reducing our environmental footprint, and helping enable clients’ efforts to transition to a low-carbon economy. The Reports & Disclosures page on our website provides links to numerous KeyCorp disclosures, including the most recent Corporate Responsibility and TCFD reports, GRI and SASB indices, Human Rights Statement, and a link to Key’s most recent EEO-1 Consolidated Report.

Director Independence

The Board of Directors has determined that all members of the Board of Directors (i.e., Mss. Allard, Gile, Gillis, Rankin, and Snyder, and Messrs. Cutler, Dallas, Hayes, Highsmith, Hipple, Khanna, Tobin, Vasos, and Wilson), other than Mr. Gorman, are independent directors and independent for purposes of the committees on which they serve. These determinations were made after reviewing the relationship of these individuals to KeyCorp in light of KeyCorp’s Standards for Determining Independence of Directors and the independence requirements of the NYSE.

20

The Board of Directors and Its Committees

To determine the independence of the members of the Board, the Board considered certain transactions, relationships, or arrangements between those directors, their immediate family members, or their affiliated entities, on the one hand, and KeyCorp or one or more of its subsidiaries, on the other hand, including the transactions described under “Related Party Transactions.” In addition, certain directors, their respective immediate family members, and/or affiliated entities have banking relationships with Key, such as consumer banking products or credit relationships, and/or receive wealth management services.

The Board determined that all of these transactions, relationships, or arrangements were made in the ordinary course of business, were made on terms comparable to those that could be obtained in arms’ length dealings with an unrelated third party, were not criticized or classified, non-accrual, past due, restructured or a potential problem, complied with applicable banking laws, were immaterial, and did not otherwise impair any director’s independence. Additionally, during the last three fiscal years, there were no transactions between KeyCorp and any affiliated entities of the directors under which payments for property or services made or received exceeded 1% of the consolidated gross revenue of either KeyCorp, on the one hand, or the affiliated entity, on the other hand.

Related Party Transactions

Any transaction, relationship, or arrangement with KeyCorp or its subsidiaries in which a KeyCorp director, executive officer, shareholder owning in excess of 5% of KeyCorp’s voting securities, or other related person has a direct or indirect material interest is subject to KeyCorp’s Policy for Review of Transactions between KeyCorp and its Directors, Executive Officers, and Other Related Persons. The Nominating and Corporate Governance Committee is responsible for applying the policy and uses the following factors identified in the policy in making its determinations:

•	whether the transaction conforms to KeyCorp’s Code of Business Conduct and Ethics and Corporate Governance Guidelines and is in KeyCorp’s best interests;

•	whether the transaction is entered into in the ordinary course of KeyCorp’s business;

•	whether the terms of the transaction are comparable to terms that could be obtained in arms’ length dealings with an unrelated third party;

•	whether the transaction must be disclosed under Item 404 of Regulation S-K under the Exchange Act; and

•	whether the transaction could call into question the independence of any of KeyCorp’s non-employee directors.

The policy provides exceptions for certain transactions, including those available to all KeyCorp employees generally, those involving compensation or indemnification of executive officers or directors authorized by the Board of Directors or one of its committees, those involving the reimbursement of routine business expenses, and those occurring in the ordinary course of business.

Banking, Credit, and Other Transactions with KeyCorp Executive Officers and Directors and Scotiabank

From time to time during 2024, many of our directors and executive officers and some of their immediate family members and affiliated entities had deposit or credit relationships with or received investment or wealth management services from KeyBank National Association (“KeyBank”) or other KeyCorp subsidiaries in the ordinary course of business. Additional transactions and banking relationships may continue in the future.

All credit relationships with our directors, executive officers, and other related persons were made in the ordinary course of business on substantially the same terms, including interest rate and collateral terms, as those prevailing at the time for comparable transactions with unrelated third parties and did not present heightened risks of collectability or other unfavorable features to KeyCorp or its subsidiaries.

Additionally, loans and extensions of credit by KeyBank to our directors, executive officers, and their related interests were made in compliance with Regulation O under federal banking law and KeyBank’s related policies and procedures. In addition to satisfying the standard set forth in the preceding paragraph, our Regulation O policies and procedures require that:

•	the amount of credit extended does not exceed individual and aggregate lending limits, depending upon the identity of the borrower and the nature of the loan; and

•	any extension of credit in excess of $500,000 be approved by the Board of Directors of KeyBank.

During 2024, KeyBank and Scotiabank engaged in ordinary course derivatives transactions that were made on substantially the same terms as those prevailing at the time for comparable arrangements with other counterparties and did not present heightened risks of collectability or other unfavorable features to KeyCorp or its subsidiaries. Such derivatives transactions were monitored in compliance with Regulation O and KeyBank’s related policies and procedures.

21

The Board of Directors and Its Committees

Scotiabank Investment Agreement

In August 2024, KeyCorp entered into the Investment Agreement with Scotiabank, pursuant to which Scotiabank agreed to purchase, in two closings, such number of common shares that, taken together with all other common shares then owned by Scotiabank and its affiliates, would represent approximately 14.9% of the issued and outstanding common shares on a post-transaction basis. The first closing occurred in August 2024, and the second closing occurred in December 2024. Pursuant to the Investment Agreement, Scotiabank is subject to certain transfer restrictions on the common shares, which expire in December 2025, and to certain standstill restrictions, which expire on the earliest to occur of a change of control of KeyCorp and December 2029, in each case subject to certain exceptions. Scotiabank is also subject to certain voting restrictions until its holdings of common shares fall below a specified threshold. Pursuant to the Investment Agreement, and subject to certain limitations, Scotiabank has certain registration rights and preemptive rights, which preemptive rights expire after Scotiabank’s holdings of common shares fall below a specified threshold. In addition, under the Investment Agreement, Scotiabank is entitled to designate up to two directors to the Board, subject to specified minimum ownership requirements. For more information on these designation rights, please see “Scotiabank Director Designation Rights” on page 4 of this proxy statement. The Investment Agreement also provides that KeyCorp has a right of first offer with respect to certain sales of common shares by Scotiabank.

Employment Relationship with Executive Officer Immediate Family Member

The son of Andrew J. “Randy” Paine III, KeyCorp’s Head of Institutional Bank, is employed by the Company in a non-executive officer position and received total compensation of less than $200,000 in 2024. His compensation was established by the Company in accordance with its ordinary course compensation practices applicable to employees with comparable qualifications and responsibilities and holding similar positions and without the involvement of Mr. Paine.

Shareholder Engagement

In order for management and the Board to better understand and consider shareholders’ perspectives, we regularly communicate with our shareholders, including to solicit and discuss their views on governance, executive compensation, and other matters. We believe our regular engagement has been productive and provides an open exchange of ideas and perspectives for both the Company and our shareholders.

Throughout 2024, members of management and our independent Lead Director participated in discussions with a number of institutional shareholders, including many of our largest shareholders. Overall, participating investors expressed support for the Company’s governance and compensation practices. Feedback received during these meetings was presented to and discussed by the Nominating and Corporate Governance Committee, Compensation Committee, and, as appropriate, other Board committees and the entire Board.

After considering feedback received from shareholders in recent years, we:

•	amended the Regulations to reduce the ownership threshold required to call a special meeting of shareholders from 25% to 15%;

•	amended our Regulations to adopt a meaningful proxy access right for shareholders;

•	formalized additional responsibilities for the independent Lead Director and added disclosure about the Lead Director’s activities (see page 14 of this proxy statement);

•	formalized an annual evaluation of the Lead Director and incorporated the evaluation process in our Corporate Governance Guidelines;

•	increased our disclosure with respect to our political spending and activity; and

•	enhanced our public disclosures regarding corporate responsibility and sustainability matters.

In addition, our Chief Executive Officer, Chief Financial Officer, Director of Investor Relations, and other members of our senior management team receive regular feedback from the investment community—through ongoing communication, on- and off-site investor visits, meetings, and conferences—regarding our strategy, financial results, and other topics of interest, and regularly brief our Board on this feedback.

Director Education

Throughout the year, our directors participate in continuing education activities and receive educational materials on a wide variety of topics (including corporate governance, corporate responsibility and sustainability, the financial services industry, cybersecurity, executive compensation, risk management, finance, and accounting). Annually, the Board holds director

22

The Board of Directors and Its Committees

education sessions focusing on topics suggested by the directors, including through feedback obtained in connection with our Board Assessment processes, at a meeting of the Board and its committees. From time to time, our directors may also attend seminars and other educational programs at KeyCorp’s expense. These educational opportunities provide our directors with timely updates on best practices among our peers and in the general marketplace and further supplement our directors’ significant business and leadership experiences.

Communication with the Board

Interested parties may submit comments about KeyCorp to the directors, including to the lead director or the independent directors as a group, in writing at KeyCorp’s headquarters at 127 Public Square, Cleveland, Ohio 44114. Correspondence should be addressed to “Lead Director, KeyCorp Board of Directors, care of the Secretary of KeyCorp” and marked “Confidential.”

Interested parties wishing to communicate with the Audit Committee regarding accounting, internal accounting controls, or auditing matters may directly contact the Audit Committee by mailing a statement of their comments and views to KeyCorp at its corporate headquarters at 127 Public Square, Cleveland, Ohio 44114. Such correspondence should be addressed to “Chair, Audit Committee, KeyCorp Board of Directors, care of the Secretary of KeyCorp” and should be marked “Confidential.”

23

Corporate Governance Documents

Corporate Governance Documents

The KeyCorp Board of Directors’ Committee Charters, KeyCorp’s Standards for Determining Independence of Directors, KeyCorp’s Policy for Review of Transactions between KeyCorp and its Directors, Executive Officers, and Other Related Persons, as well as the documents listed below, are available at www.key.com/ir under the “Corporate Responsibility” tab or elsewhere on KeyCorp’s website. Copies of these documents will be delivered, free of charge, to any shareholder who contacts KeyCorp’s Investor Relations Department at (216) 689-4221.

Corporate Governance Guidelines

The Board has adopted written Corporate Governance Guidelines (the “Guidelines”) that detail the Board’s corporate governance duties and responsibilities, many of which are described herein. The Guidelines take into consideration, and are reviewed annually and updated periodically to reflect, best practices in corporate governance and applicable laws and regulations. The Guidelines address a number of matters applicable to directors (such as director qualification standards and independence requirements, share ownership guidelines, and succession planning and management) and management (such as share ownership guidelines for management and procedures for the annual evaluation of our Chief Executive Officer).

Code of Business Conduct and Ethics

We are committed to the highest standards of ethical integrity. Accordingly, the Board of Directors has adopted a Code of Business Conduct and Ethics for all of KeyCorp’s (and its subsidiaries’) employees, officers, and directors, which was last amended in September 2024. We will promptly disclose any waiver or amendment to our Code of Business Conduct and Ethics for our executive officers or directors on our website. Our Code of Business Conduct and Ethics ensures that each employee, officer, and director understands the basic principles that govern our corporate conduct and our core values of Teamwork, Respect, Accountability, Integrity, and Leadership.

Statements of Political Activity

An important part of our commitment to our community includes active participation in the political and public policy process that impacts the lives of our customers, shareholders, and business. As a large financial institution, our business is highly regulated at the federal, state, and local levels. We believe it is critically important to take a constructive role in the political process that will shape the future of business, our industry, and our community.

The Nominating and Corporate Governance Committee of the Board meets annually with a member of KeyCorp’s Government Relations team to review KeyCorp’s policies and practices regarding political contributions. Policies and practices reviewed by the Nominating and Corporate Governance Committee include KeyCorp’s policies regarding doing business with public entities, the Government Relations pre-approval process for ballot issue support, and the KeyCorp Advocates Fund (political action committee) annual report. Statements of our political activities, including our political contributions, are made available to our shareholders semi-annually on our website.

Corporate Responsibility and Sustainability Reports

The Nominating and Corporate Governance Committee of the Board oversees KeyCorp’s policies and practices on significant issues pertaining to corporate responsibility and sustainability. Detailed information regarding KeyCorp’s (and its subsidiaries’) and the KeyBank Foundation’s corporate responsibility priorities and progress can be found in our annual Corporate Responsibility Report. We use the GRI and SASB frameworks to provide transparent disclosure of KeyCorp’s most significant areas of impact in a manner comparable with peers and industry benchmarks.

KeyCorp also issues an annual TCFD report, which details Key’s commitment to both further reducing its environmental footprint and continuing to enable stakeholders in efforts to do the same. The “Climate Change Risks & Opportunities” report outlines KeyCorp’s approach to managing climate-related risks and opportunities in the areas of governance, strategy, risk management, and metrics and targets. In addition, KeyCorp publicly discloses its EEO-1 Consolidated Report.

24

Ownership of KeyCorp Equity Securities

Ownership of KeyCorp Equity Securities

The following table reports the number of KeyCorp equity securities that were beneficially owned by the directors and director nominees of KeyCorp, the Named Executive Officers, and all directors and executive officers of KeyCorp as a group, and each person reported to us to beneficially own more than 5% of our common shares. Beneficially-owned KeyCorp equity securities include directly or indirectly owned KeyCorp common shares and any KeyCorp common shares that could be acquired within 60 days of the record date through the exercise of an option or through the vesting or distribution of deferred shares. The column “Other Deferred Shares Owned” reports the number of deferred shares owned that will not vest or be distributed within 60 days of the record date.

This information is provided as of the record date, March 21, 2025.

Name	Common Shares	Options (1)	Deferred Shares (2)(3)(4)	Total Beneficial Ownership (5)	Total Beneficial Ownership as a % of Outstanding Common Shares (6)	Other Deferred Shares Owned (2)(3)(4)	Combined Beneficial Ownership and Other Deferred Shares Owned (5)
Jacqueline L. Allard	—	—	—	—	—	—	—
Amy G. Brady	101,523	219,065	—	320,588	—	176,561	497,148
Alexander M. Cutler	284,433	—	—	284,433	—	54,590	339,023
H. James Dallas	125,397	—	12,977	138,374	—	9,780	148,153
Elizabeth R. Gile	40,882	—	4,890	45,772	—	104,866	150,638
Ruth Ann M. Gillis	174,024	—	—	174,024	—	58,270	232,294
Christopher M. Gorman	1,201,461	768,823	—	1,970,284	—	899,735	2,870,019
Robin N. Hayes	18,236	—	17,867	36,103	—	18,846	54,949
Carlton L. Highsmith	37,864	—	17,867	55,731	—	—	55,731
Richard J. Hipple	87,106	—	17,867	104,973	—	—	104,973
Somesh Khanna	—	—	—	—	—	—	—
Clark H. I. Khayat	141,344	111,169	—	252,513	—	240,848	493,361
Angela G. Mago	257,158	312,318	—	569,476	—	211,620	781,097
Andrew J. “Randy” Paine III	423,205	411,888	—	835,093	—	329,178	1,164,271
Devina A. Rankin	13,430	—	—	13,430	—	61,363	74,793
Barbara R. Snyder	35,502	—	13,554	49,056	—	189,580	238,636
Richard J. Tobin	—	—	—	—	—	58,819	58,819
Todd J. Vasos	25,529	—	—	25,529	—	56,634	82,163
David K. Wilson	50,871	—	—	50,871	—	56,513	107,385
All directors and executive officers as a group (26 persons) (5)	3,486,880	2,145,892	85,022	5,717,794	—	3,504,770	9,222,565
The Bank of Nova Scotia (7)	162,981,232	—	—	162,981,232	14.87%
The Vanguard Group (8)	109,871,973	—	—	109,871,973	10.03%
BlackRock, Inc. (9)	95,884,153	—	—	95,884,153	8.75%

(1)	This column includes options (including in-the-money and out-of-the-money options) to acquire KeyCorp common shares exercisable on or within 60 days of March 21, 2025.

(2)

Deferred shares issued under the prior KeyCorp Directors’ Deferred Share Plan or the current Directors’ Deferred Share Sub-Plan to the KeyCorp Amended and Restated 2019 Equity Compensation Plan (the “Directors’ Deferred Share Sub-Plan”) are payable three years from their award date, one-half in cash and one-half in common shares, or immediately if a director separates from the Board for any reason prior to the third anniversary of the award. A director may elect to defer the payment of all or some of his or her deferred shares beyond the third anniversary of the award date (“Further Deferred Shares”). In that case, the Further Deferred Shares will be distributed

25

Ownership of KeyCorp Equity Securities

entirely in common shares on (and only on) the deferral date selected by the director. Deferred shares payable in common shares (other than Further Deferred Shares) are included in the column “Deferred Shares” because they may be distributed to the director as common shares immediately upon separation from the Board. Further Deferred Shares, and directors’ fees that have been deferred under the Directors’ Deferred Share Sub-Plan or, previously, the KeyCorp Second Directors’ Deferred Compensation Plan, are included in the column “Other Deferred Shares Owned” because they are only payable on the deferral date selected by the director, which is not on or within 60 days of March 21, 2025, for any director. Deferred shares payable in cash are not reflected in this table. For more information, please see “Directors’ Compensation” on page 68 of this proxy statement.

(3)

The column “Deferred Shares” includes deferred shares, performance units, and restricted stock units held by executive officers that will be payable in KeyCorp common shares on or within 60 days of March 21, 2025. Deferred shares, performance units, and restricted stock units payable in common shares to executive officers, but not on or within 60 days of March 21, 2025, are reported in the column “Other Deferred Shares Owned.” Performance units are subject to vesting based on the achievement of certain performance goals, as discussed in the Compensation Discussion and Analysis beginning on page 29 of this proxy statement. The number of performance units set forth in these columns reflects a “target” amount of performance units determined for each executive officer on the grant date. The number of performance units that ultimately vest as common shares for each executive officer may be higher or lower depending upon actual performance relative to the performance goals at the end of the measurement period.

(4)

Deferred shares, performance units, and restricted stock units payable in common shares do not have common share voting rights or investment power until the shares or units have been distributed as common shares in accordance with the plan or agreement under which they were granted or awarded.

(5)	Totals may not foot due to rounding.

(6)

No director, director nominee, or executive officer beneficially owns (and collectively all 26 directors and executive officers do not beneficially own) common shares, options, and deferred shares, performance units, and restricted stock units payable in common shares or exercisable on or within 60 days of March 21, 2025, totaling more than 1% of the outstanding common shares of KeyCorp. The percentages set forth in this column for the holders of more than 5% of our common shares are based on the number of shares reported by each such holder to the SEC on Schedules 13D and 13G/A, as discussed below.

(7)

Based solely upon information contained in the Schedule 13D filed by Scotiabank with the SEC on January 6, 2025. Scotiabank reported that it owned beneficially 162,981,232 common shares, held sole power to dispose or to direct the disposition of 162,933,726 common shares, held sole voting power over 162,933,726 common shares, held shared voting power over 47,506 common shares, and held shared power to dispose or to direct the disposition of 47,506 common shares. The reported address of Scotiabank is 40 Temperance Street, Toronto, Ontario, M5H 0B4.

(8)

Based solely upon information contained in the Schedule 13G/A filed by The Vanguard Group, Inc. (“Vanguard”) with the SEC on February 13, 2024. Vanguard reported that it owned beneficially 109,871,973 common shares, held sole power to dispose or to direct the disposition of 105,672,257 common shares, held shared voting power over 1,254,641 common shares, and held shared power to dispose or to direct the disposition of 4,199,716 common shares. The reported address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(9)

Based solely upon information contained in the Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”), for itself and on behalf of various subsidiaries identified therein, with the SEC on January 24, 2024. BlackRock reported that it owned beneficially 95,884,153 common shares, held sole power to dispose or to direct the disposition of 95,884,153 common shares, and held sole power to vote or direct the voting power over 87,264,987 common shares. Each of the following entities has been identified by BlackRock as a direct or indirect subsidiary that beneficially owns KeyCorp common shares: BlackRock Life Limited, BlackRock International Limited, BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., iShares (DE) I Investmentaktiengesellschaft mit Teilgesellsc, BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Asset Management Deutschland AG, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, BlackRock Asset Management North Asia Limited, BlackRock (Singapore) Limited, and BlackRock Fund Managers Ltd. The reported address of BlackRock is 50 Hudson Yards, New York, NY 10001.

26

Ownership of KeyCorp Equity Securities

Executive Officer and Director Equity Ownership Guidelines

KeyCorp’s Corporate Governance Guidelines state that, by the fifth anniversary of his or her initial election to the Board or as an officer of KeyCorp: (i) each non-employee director should own KeyCorp equity securities with a value at least equal to five times KeyCorp’s non-employee director annual retainer, including at least 1,000 directly-owned KeyCorp common shares; (ii) the Chief Executive Officer should own KeyCorp equity securities with a value at least equal to six times his or her base salary, including at least 10,000 directly-owned KeyCorp common shares; (iii) the senior executives who are members of KeyCorp’s Management Committee should own KeyCorp equity securities with a value at least equal to three times his or her base salary, including at least 5,000 directly-owned KeyCorp common shares; and (iv) other senior executives should own KeyCorp equity securities with a value at least equal to two times his or her base salary, including at least 2,500 directly-owned KeyCorp common shares. For more information regarding stock ownership guidelines for our executive officers, please see our Compensation Discussion and Analysis beginning on page 29 of this proxy statement.

Insider Trading Policies and Procedures

KeyCorp has adopted an insider trading policy (“Insider Trading Policy”) that applies to KeyCorp’s and its subsidiaries’ directors, officers, and employees, as well as to family members, other members of a person’s household, and entities controlled by a person covered by the Insider Trading Policy. The Insider Trading Policy is intended to promote compliance with securities laws that prohibit persons who are aware of material nonpublic information about a company from trading in securities of that company or providing such information to other persons who may trade on the basis of that information. Among other things, the Insider Trading Policy prohibits engaging in transactions in securities on, or disclosing, material nonpublic information about Key or about a company with which Key does business, including a customer or supplier of Key, or that is involved in a potential transaction or business relationship with Key. The Insider Trading Policy also provides that employees are prohibited from having trading plans under Rule 10b5-1 of the Exchange Act. Certain individuals, including directors and executive officers, are required to receive prior approval from the General Counsel or their designee prior to engaging in transactions in KeyCorp’s securities.

In addition, KeyCorp has determined that there may be a heightened legal risk and/or the appearance of improper or inappropriate conduct if our officers, directors, or employees engage in certain speculative transactions involving KeyCorp securities. Therefore, our Insider Trading Policy prohibits our officers, directors, and employees from engaging in hedging transactions with respect to KeyCorp securities (whether those securities are obtained through our employee benefit programs or otherwise or held directly or indirectly). For this purpose, hedging is considered to include, but not limited to, the use of prepaid variable forwards, equity swaps, collars, and exchange funds. The Insider Trading Policy also prohibits our officers, directors, and employees from pledging KeyCorp securities as collateral for margin purchases or loans and from engaging in short sales or transactions in put options, call options, or other derivative securities with respect to KeyCorp securities.

For additional information, see the Insider Trading Policy, which is filed as an exhibit to our Annual Report on Form 10-K.

While KeyCorp has not adopted a formal policy governing transactions by KeyCorp and its securities, KeyCorp will not engage in transactions in its securities, or adopt any securities repurchase plans, while in possession of material nonpublic information relating to KeyCorp or its securities other than in compliance with applicable law, subject to the policies and procedures adopted by KeyCorp.

Equity Compensation Plan Information

KeyCorp is authorized to issue its common shares under the KeyCorp Amended and Restated 2019 Equity Compensation Plan (the “Equity Plan”) and the KeyCorp Second Amended and Restated Discounted Stock Purchase Plan (the “DSP Plan”). KeyCorp is no longer authorized to issue its common shares under, but still has awards outstanding under: (i) the KeyCorp 2013 Equity Compensation Plan (the “2013 Plan”); (ii) the KeyCorp Deferred Equity Allocation Plan; and (iii) the KeyCorp Directors’ Deferred Share Plan.

Shareholders approved the Equity Plan at the 2023 Annual Meeting of Shareholders. At December 31, 2024, 29,269,060 common shares remained available for future issuance under the Equity Plan. Shareholders originally approved the DSP Plan in 2003 and, most recently, approved an amendment and restatement in 2021. At December 31, 2024, 2,167,694 common shares remained available for future issuance under the DSP Plan.

27

Ownership of KeyCorp Equity Securities

The following table provides information about KeyCorp’s equity compensation plans as of December 31, 2024:

	(a)	(b)	(c)

Plan Category	Securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(#)(2)

Equity compensation plans approved by security holders (1)	4,378,773	18.73	31,436,754

Equity compensation plans not approved by security holders	—	—	—

Total	4,378,773	18.73	31,436,754

(1)

The table does not include 24,152,793 unvested shares of time-lapsed and performance-based restricted stock units awarded under the Equity Plan and the 2013 Plan. These unvested restricted stock units were issued when awarded and consequently are included in KeyCorp’s common shares outstanding.

(2)

The Compensation Committee of the Board has determined that KeyCorp may not grant options to purchase KeyCorp common shares, shares of restricted stock, or other share grants under its long-term compensation plans in an amount that exceeds six percent of KeyCorp’s outstanding common shares in any rolling three-year period.

More information about these awards can be found in Note 17 (“Stock-Based Compensation”) to the Consolidated Financial Statements beginning on page 162 of our Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”), which was filed with the SEC on February 21, 2025.

28

Compensation Discussion and Analysis

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides information regarding the compensation of our executive officers.

The contents of the Compensation Discussion and Analysis are organized as follows:

Objectives of Our Compensation Program	29
Overview of 2024 Performance	32
Total Pay for our Named Executive Officers	32
CEO Proxy Reported Pay vs. Realized Pay	39

Other Elements of Compensation	40
How We Make Pay Decisions	42
Policies and Practices Related to the Grant of Certain Equity Awards	47

Objectives of Our Compensation Program

Our success depends on the ability to attract, retain, motivate, and develop our teammates. We provide competitive total rewards, including pay and benefits, that support these efforts. Competition for talent in our business is strong, and we increasingly compete for talent outside of the core financial services industry. We make investments to hire, develop, motivate, and retain the high performing, collaborative teammates we need to serve our customers and to deliver strong returns to our shareholders. Our total rewards support our efforts to create and sustain a culture that is inclusive and fair for all. Our compensation program is designed to reward employees based on performance, be informed by the market, discourage imprudent risk-taking, and align with the interests of our shareholders and the guidance of our regulators.

In consideration of these objectives, as well as our compensation philosophy and identified best practices described below, this Compensation Discussion and Analysis describes the pay of our “Named Executive Officers” (or “NEOs”) listed below:

Christopher M. Gorman	Angela G. Mago
Chairman and Chief Executive Officer	Chief Human Resources Officer

Clark Khayat	Amy G. Brady
Chief Financial Officer	Chief Information Officer

Andrew J. “Randy” Paine III
Head of Institutional Bank

Additional information on the compensation of our NEOs can be found in the 2024 Summary Compensation Table on page 49 of this proxy statement.

29

Compensation Discussion and Analysis

Compensation Philosophy

Our compensation philosophy is guided by the principles set forth below. We apply these principles when we establish the design of our executive compensation program each year.

Our Principles:	How They Were Applied in 2024:

We have a pay for performance philosophy: Actual pay received under our variable compensation programs is tied to financial and strategic objectives

The 2024 Annual Incentive Plan generated 100% funding, after two consecutive years of below-target funding (75% for our executive officers), reflecting Key’s achievement of its 2024 financial objectives (see “Total Pay for our Named Executive Officers” beginning on page 32 of this proxy statement for information about NEO pay received for the 2024 performance year, and see “2024 Annual Incentive Plan Performance & Funding” beginning on page 34 of this proxy statement for information about the performance of the 2024 Annual Incentive Plan).

Performance Awards granted in 2022 paid at 0% for our NEOs and all other holders, as we did not meet previously established Adjusted Cumulative EPS and relative Return on Tangible Common Equity (“ROTCE”) goals for the 2022-2024 performance period (2023 Performance Awards are expected to pay out well-below target due to the same factors that impaired the 2022 Performance Awards; see “Results of 2022 Performance Awards” beginning on page 35 of this proxy statement for information about the performance of the 2022 Performance Awards).

Our short- and long-term incentive programs are aligned to the creation of shareholder value

We deliver pay in a way that balances short- and long-term financial performance objectives, with an intentional emphasis on long-term incentive compensation. 86% of the average total target pay for our NEOs is delivered as variable pay tied to Key’s financial or share price performance, with 32% tied to annual performance and the remaining 54% tied to multi-year performance.

Actual pay received by our NEOs is strongly correlated to Key’s share price performance and will vary accordingly, as illustrated in “CEO Proxy Reported Pay vs. Realized Pay” beginning on page 39 of this proxy statement.

The supplemental performance awards (“Capital and Earnings Improvement Awards”), which we granted to our NEOs in December 2024, directly align them to the long-term shareholder value that we aim to create from the unique circumstances of the Scotiabank strategic minority investment. The awards will be earned, if at all, based on the achievement of rigorous performance goals tied to Key successfully realizing the value from the transaction. The awards also support the retention of the executive leaders we need to deliver on these goals. These awards are not intended to be recurring elements of our executive compensation design but were granted to address the unique circumstances of the investment. See “2024 Capital and Earnings Improvement Awards” beginning on page 36 of this proxy statement for information about these awards.

We deliver competitive pay in order to attract, retain, and motivate the talented executives we need to deliver value to our shareholders

Our Compensation Committee reviews and sets the total target pay opportunity for our NEOs each year, as part of a comprehensive annual review that takes place over several Committee meetings and considers, among other things, the ways in which executive officers in similar roles among our Peer Group are paid. More information about how pay is reviewed and established is provided under “How We Make Pay Decisions,” beginning on page 42 of this proxy statement.

30

Compensation Discussion and Analysis

Our Principles:	How They Were Applied in 2024:

We balance risk and reward in our compensation programs through a strong governance process

Our compensation programs are subject to a robust governance process overseen by the Compensation Committee. We design our compensation programs to appropriately balance risk and reward, and we regularly monitor these programs to determine whether they inadvertently create incentives that encourage risk-taking outside of our risk tolerances, as described below in more detail under “Balancing Risk and Reward” beginning on page 40 of this proxy statement. In addition to these processes, we also incorporate risk elements directly into the design of our Annual Incentive Plan.

We subject our compensation to adjustment based on actual risk and financial outcomes: For the 2024 Annual Incentive Plan, we included risk excellence measures as a component of “Operational Excellence,” in recognition of the heightened regulatory environment we operated in during 2024 (see “2024 Annual Incentive Plan Performance & Funding” beginning on page 34 of this proxy statement for more information). Compensation paid under our incentive programs is subject to a robust risk-adjustment policy based on actual risk outcomes and financial results, including possible clawback or pool-level incentive plan funding reductions, as described below in more detail under “Balancing Risk and Reward.”

Compensation & Governance Best Practices

We support our compensation program with a number of best practices in governance and executive compensation, including, but not limited to, those summarized in the following chart. In addition, the Compensation Committee regularly evaluates our compensation practices in light of feedback provided by our shareholders and shareholder advisory firms.

What We Do:	What We Don’t Do:

✓  Place the Majority of Executive Officer Pay “At Risk” by delivering 86% of average total target NEO pay as variable pay tied to our financial or share price performance.

✓  Deliver Over Half of NEO Total Target Pay Opportunity as Long-Term Incentives, requiring Key to perform over a multi-year period for our NEOs to realize value.

✓  Impose Robust Stock Ownership Guidelines ranging from six times base salary for our CEO to three times base salary for our other executive officers. Executives are encouraged to meet share ownership guidelines within three years and are required to comply within five years.

✓  Subject Shares to Post-Vesting Holding Requirements, so that each of our executive officers must hold the net shares acquired upon vesting of equity awards until our share ownership guidelines are satisfied.

✓  Use Tally Sheets annually for our NEOs, allowing our Compensation Committee to review total pay for our NEOs.

✓  Review Share Utilization regularly, including overhang levels and run-rates, and maintain share utilization levels within industry norms.

✓  Use an Independent Consultant Retained by the Compensation Committee to assist in developing and reviewing our executive compensation strategy and programs to ensure that our compensation programs are consistent with market practice.

✓  Maintain Clawback and Forfeiture Policies as further described below under “Balancing Risk and Reward” beginning on page 40 of this proxy statement, which begin before grant and extend beyond payment.

×   No Employment Agreements for any executive officer, including any NEO.

×   No Tax Gross-Ups on change of control payments or perquisites, other than with respect to relocation benefits provided to certain senior-level employees upon hire.

×   No “Single Trigger” Change of Control Agreements, meaning that, following a change of control, severance benefits are due, and equity awards that are assumed in a change of control transaction vest, only upon a qualifying termination of employment.

×   No Active SERPs, as our executive pension plans were frozen in 2009. No NEO participates in an active supplemental defined benefit plan, although vesting service continues for those NEOs who participated in such a plan prior to 2009.

×   No Hedging or Pledging of KeyCorp Securities is permitted under our Insider Trading Policy, which prohibits our employees, officers, and directors from engaging in hedging transactions involving our common shares and from pledging our common shares.

×   No “Timing” of Equity Grants as we do not grant any equity awards (either on- or off-cycle) in anticipation of the release of material, non-public information. Similarly, we do not time the release of material, non-public information based on equity grant dates. We do not permit the use of 10b5-1 plans. For more information, see “Policies and Practices Related to the Grant of Certain Equity Awards” beginning on page 47 of this proxy statement.

×   No Repricing or Back-Dating of stock options.

31

Compensation Discussion and Analysis

Overview of 2024 Performance

2024 marked a significant milestone year for Key, as we continued on our journey to realize our full earnings potential. Our financial results were impacted by the previously communicated securities portfolio repositionings, following the strategic minority investment by Scotiabank, which has and will continue to enhance earnings, capital, and liquidity. Our strong financial results are also a function of continued client and business momentum. Throughout 2024, we laid the groundwork that positions Key to continue to deliver sound, profitable growth in 2025 and beyond. Together, we delivered:

Note: All metrics are FY 2024, unless otherwise noted.

(1) FY24 vs. FY23; (2) as of 12/31/2024; (3) adjusted for unrealized available-for-sale securities and pension losses; a reconciliation of this non-GAAP financial measure to the corresponding GAAP measure can be found on page 23 of our Fourth Quarter 2024 Earnings Release Supplemental Information Package attached as Exhibit 99.2 to Form 8-K filed on January 21, 2025.

Total Pay for our Named Executive Officers

We manage to “total pay” opportunity for our NEOs, which consists of:

*

Long-Term Incentive information excludes the Capital and Earnings Improvement Awards. More information about those awards is available under “2024 Capital and Earnings Improvement Awards” beginning on page 36 of this proxy statement. The vehicles and vesting schedules of long-term incentives granted in 2025 are described below under “2025 Long-Term Incentives” beginning on page 36.

Total Pay for 2024 Performance

The Compensation Committee’s 2024 total pay decisions for our NEOs, consisting of base salaries as well as the annual and long-term incentive awards made as part of our regular grant cycle, were as follows:

	Total Pay

Name	Base Salary($)	Actual 2024 Annual Incentive Award ($)(1)	2025 Target Long-Term Incentive Award ($)(2)(3)	Total Pay($)
Christopher M. Gorman	$1,200,000	$2,700,000	$6,900,000	$10,800,000
Clark Khayat	$600,000	$1,800,000	$2,000,000	$4,400,000
Andrew J. “Randy” Paine III	$600,000	$2,100,000	$2,600,000	$5,300,000
Angela G. Mago	$600,000	$1,100,000	$1,300,000	$3,000,000
Amy G. Brady	$700,000	$1,200,000	$1,500,000	$3,400,000

32

Compensation Discussion and Analysis

(1)	Represents the annual incentive paid in 2025 for 2024 performance.

(2)

We generally consider long-term incentives granted during a given year to be part of the prior year’s total pay opportunity. The amounts reflected in the table differ from those reported for 2024 in the Summary Compensation Table on page 49 of this proxy statement, which reflects any long-term incentives granted during a given year (including one-time awards), rather than after year-end, even if awarded for services performed for a prior year. The Summary Compensation Table on page 49 reflects awards granted in 2024 for 2023 performance.

(3)

The Compensation Committee granted each of our executive officers a supplmental Capital and Earnings Improvement Award in December 2024 to incentivize performance over 2025 and 2026 to generate and deliver long-term shareholder value from the Scotiabank strategic minority investment. These awards are described below beginning on page 36 of this proxy statement but are not included in this table. They are also disclosed in the Summary Compensation Table on page 49 as long-term incentives granted in 2024.

2024 Total Pay Decisions for Named Executive Officers

The Compensation Committee’s 2024 total pay decisions for our NEOs and the rationale for each are provided below. The information below does not include the supplemental Capital and Earnings Improvement Awards granted to each of our NEOs on December 30, 2024, which are described beginning on page 36 of this proxy statement, as these awards are not considered to be part of the compensation awarded for 2024 performance, but instead will be earned based on Key’s future performance.

Mr. Gorman, Chairman and Chief Executive Officer

The Compensation Committee approved actual total pay for Mr. Gorman of $10,800,000, equal to 100% of his target total pay for the year. Mr. Gorman’s pay reflects the Compensation Committee’s view that Mr. Gorman had a strong year in 2024, effectively aligning Key’s executive leadership team to focus on returning to Key’s core business model after the pivot Key successfully executed in 2023 following the regional banking crisis, the critical role Mr. Gorman played in securing the Scotiabank strategic minority investment, and his leadership in positioning Key to deliver on the opportunity associated with the pivotal investment.

Mr. Khayat, Chief Financial Officer

Mr. Khayat played a critical role in 2024, including with respect to the Scotiabank strategic minority investment and executing on the repositioning of our securities portfolio. In addition, Mr. Khayat continued to lead his organization through efforts to improve our capital and liquidity positions. In recognition of these contributions, the Compensation Committee approved actual total pay of $4,400,000, including a short-term incentive award equal to 120% of target and a long-term incentive award of approximately 105% of target.

Mr. Paine, Head of Institutional Bank

In 2024, Mr. Paine led the Institutional Bank to its second highest year in investment banking fees. In addition, Mr. Paine successfully integrated Key’s real estate capital markets businesses into the Institutional Bank. To reflect these achievements and Mr. Paine’s critical role to Key, the Compensation Committee approved actual total pay of $5,300,000 for 2024, a 25% increase from his 2023 actual total pay of $4,225,000.

Ms. Mago, Chief Human Resources Officer

2024 was Ms. Mago’s first full year as Key’s Chief Human Resources Officer, during which Ms. Mago led important work around culture, talent, and teammate engagement in a challenging environment. In light of her performance, Ms. Mago received actual total pay for 2024 of $3,000,000, or 100% of target. Ms. Mago’s actual total pay for 2024 reflected the downward adjustments to her target pay opportunity reflecting the change in her role from Head of Commercial Bank to Chief Human Resources Officer.

Ms. Brady, Chief Information Officer

As head of our technology, operations and servicing businesses, Ms. Brady focused in 2024 on continuing to strengthen Key’s data management and governance practices. In addition, Ms. Brady oversaw continued migration to the cloud, including our contact center technology and our consumer online banking portal. In recognition of her efforts in 2024, the Compensation Committee approved actual total pay of $3,400,000, a 9% increase from her 2023 actual total pay of $3,110,000.

33

Compensation Discussion and Analysis

2024 Annual Incentive Plan Performance & Funding

All executive officers, along with most Key employees who are not paid from a business-unit specific incentive plan, were eligible to receive discretionary cash incentive pay under our 2024 Annual Incentive Plan.

•

Funding of annual incentives is based on achievement of financial and strategic goals, shown below for the 2024 performance year, compared to pre-established targets approved by the Compensation Committee in the first quarter of 2024. Funding under the 2024 Annual Incentive Plan is capped at 150%, with 0% funding for executive officers if a threshold level of performance was not achieved.

•

Actual incentives awarded to our executive officers may and do vary from this funding level. Our practices generally do not allow an executive officer to receive more than 200% of the annual incentive target to be paid in cash.

For the 2024 performance period, the Compensation Committee approved a funding rate of 100.6%. Adjusted EPS and ROTCE performed slightly below target levels, offset by favorable performance on CET1, driven by lower risk-weighted assets combined with material reductions in loans, and relative performance to peers and operational excellence in line with expected results. The Compensation Committee believes this funding rate recognizes the actions taken by Management to deliver this level of performance.

KeyCorp 2024 Annual Incentive Plan

	Performance Required for Payout

Performance Goals* Funding%	Min. 50%	Middle 100%	Max. 150%	Actual Result	Funding Rate	Weight	Final Funding
Adjusted Earnings Per Share (EPS)(1)	$0.97	$1.15	$1.20	$1.14	97.3%	20%	19.5%
Adjusted Return on Tangible Common Equity (ROTCE)(1)	9.9%	11.6%	12.2%	11.3%	87.5%	20%	17.5%
CET1	9.8%	10.0%	10.5%	10.9%	150%	10%	15.0%
Relative Performance to Peers(2)	Bottom Quartile	Middle Quartile	Top Quartile	Middle Quartile	100%	20%	20.0%
Operational Excellence(3)	Objective Assessment			Meets	100%	30%	30.0%
Calculated Funding							102.0%
Compensation Committee Approved Funding Rate							100.6%

(1)

Adjusted EPS and Adjusted ROTCE exclude notable items and any other items agreed to by the Compensation Committee, as well as to remove the impact of the change in loan and lease loss provision and other unplanned items, each as further described below under the heading “Definitions of Certain Financial Goals.”

(2)

The Compensation Committee determined that our overall performance relative to peers with respect to Revenue Growth, PPNR Growth, and Net Charge-Offs/Average Loans was in the Middle Quartile for each measure.

(3)

Performance against operational excellence metrics was in line with expectations in 2024. With respect to our workforce, workplace and marketplace goals, we either met or exceeded expectations. We also made progress on our goal of achieving risk management excellence, working diligently throughout the year to improve our risk profile by proactively self-identifying and sustainably remediating issues.

34

Compensation Discussion and Analysis

Results of 2022 Performance Awards

In February 2022, each NEO received an award of performance shares as part of their long-term incentive opportunity. The NEOs could earn between 0% and 150% of the performance shares granted based on the achievement of our 2022 long-term incentive plan.

However, because our financial performance for the 2022-2024 performance period was below the threshold levels set out in our long-term incentive plan, the Compensation Committee certified a final performance level for our 2022 long-term incentive plan of 0%, as described below.

2022-2024 Long-Term Incentive Plan

		Performance Required for Payout

Performance Goals (1)	Weight	Min.	Target	Max.	Actual Result	Final Funding
Return on Tangible Common Equity vs. Peer Group	50%	25% ile	50% ile	75% ile	18% ile	0%
Cumulative Earnings Per Share	50%	$5.49	$7.32	$9.15	$4.63	0%
Calculated Performance						0%
TSR vs. Peers Modifier(2)						N/A
Committee Approved Performance						0%

(1)

EPS and ROTCE actual results are based on continuing operations and exclude notable items, as described below under the heading “Definitions of Certain Financial Goals” on page 45 of this proxy statement.

(2)

The TSR vs. Peers Modifier would have applied an adjustment of +/- 15% if Key’s TSR during the performance period that began on January 1, 2022 and ended on December 31, 2024 was above the 75th%ile or below the 25th%ile, respectively, of our Peer Group TSR during this period.

The combination of the historic interest rate hiking cycle that commenced in early 2022 with the regional banking failures that occurred in March 2023 created an economic environment that significantly impacted long-term incentive awards granted by Key in February 2022 and February 2023 as follows:

•

First, Key’s balance sheet position, along with the actions we took to preserve capital, which included intentionally shrinking our balance sheet, negatively impacted our earnings on an absolute and relative basis. This caused our EPS to fall short of the threshold level of performance required to satisfy the 3-year plans established with respect to the 2022 Performance Awards (and is expected to have a similar impact on the 2023 Performance Awards).

•	Our underperformance on earnings caused Key’s ROTCE to fall to the bottom quartile of our Peer Group, resulting in below-threshold performance on this measure as well.

The combination of these events resulted in the performance awards granted in 2022 vesting at 0%. Failure to vest has a significant impact on actual pay received by our executive officers in 2025, which is not apparent in the Summary Compensation Table, since the Summary Compensation Table focuses on equity granted in a calendar year. Key’s underperformance has driven lower levels of actual pay versus target pay in recent years, as further illustrated under “CEO Proxy Reported Pay vs. Realized Pay” on page 39 of this proxy statement.

2025 Long-Term Incentives

As part of their total pay opportunity, our NEOs are eligible to receive long-term incentive awards granted as part of our regular long-term incentive award cycle in the first quarter of each fiscal year, based on the Compensation Committee’s assessment of each NEO’s prior year performance and anticipated future contributions.

70% of 2025 long-term incentives were delivered as “performance-based” compensation in the form of Performance Awards (60%) and premium-priced stock options (10%) with the balance delivered as restricted stock units (30%).

35

Compensation Discussion and Analysis

2025 Long-Term Incentive Design

Vehicle	% of Total LTIC Value	Vesting Period	Performance Features

Performance Awards	60%	3-year cliff vesting

• Performance hurdle tied to Key’s then-applicable minimum regulatory capital requirement (plus any required capital buffer) must be met before final vesting of award can be determined.

• Final payout can range between 0% to 150% of target based on our performance measured against goals established at the beginning of the applicable performance period based on the following metrics:

1.  Adjusted ROTCE vs. Peers

2.  Cumulative Adjusted EPS

• Performance score is subject to further adjustment by application of a modifier of +/- 15% based on our relative TSR performance over the performance period.

• Value of final payout, if any, depends on the performance of our stock price.

• Payout can be reduced based on the Compensation Committee’s evaluation of our performance against the ERM Dashboard, execution of strategic priorities, and other factors (as appropriate).

Restricted Stock Units (“RSUs”)	30%	4-year annual ratable vesting

• Value directly linked to our stock price.

• Encourages strong levels of share ownership among our executives.

• Provides a balance to the risk-taking incentives that may be associated with stock options or performance awards.

Premium-Priced Stock Options	10%	4-year annual ratable vesting

• Since 2021, stock options have been granted with a 10% premium on the exercise price, requiring greater positive performance of our stock price for an executive to realize value from the award than an ordinary stock option.

• Incentivizes our executive officers to create share price improvement and provide strong shareholder returns, which is driven by our financial performance.

• Option expires no later than 10 years from the date of grant.

• Encourages preservation of long-term stock value.

• Usage of options limited to no more than 10% of each Named Executive Officer’s annual long-term incentive opportunity since 2013.

2024 Capital and Earnings Improvement Awards

On December 30, 2024, the Compensation Committee granted to each of Key’s NEOs a supplemental Capital and Earnings Improvement Award that will be earned, if at all, based on the achievement of rigorous performance goals tied to Key successfully realizing the value from the Scotiabank strategic minority investment. The investment was not contemplated when the Compensation Committee established goals and targets for the 2024 performance year for our NEOs. In deciding to grant the Capital and Earnings Improvement Awards, the Compensation Committee determined that maximizing long-term shareholder value would be best achieved through awards designed to retain each of Key’s current NEOs and to align their focus on delivering the growth opportunities presented by the investment.

36

Compensation Discussion and Analysis

Key’s executive compensation program is designed to generally avoid the need for supplemental awards, adjustments to outstanding awards, or frequent use of positive discretion by the Compensation Committee. Given the unique nature and significance of the strategic minority investment in Key, the Compensation Committee determined it was appropriate, and in our shareholders’ best interests, to grant the Capital and Earnings Improvement Awards. The awards contain performance hurdles and other restrictions to directly align NEO incentives with our post-investment positioning, including our greater capacity for growth following the investment, and to focus our NEOs on achieving this growth. These awards are not intended to be recurring elements of Key’s executive compensation design.

Decision to Grant Capital and Earnings Improvement Awards

In August 2024, Key entered into an agreement with Scotiabank, which made a strategic minority investment in Key of approximately $2.8 billion. This investment was an extraordinary event that provides Key with a significant and unique opportunity to accelerate capital and earnings improvement and bolster our strategic position. Following the investment, the Compensation Committee met three times, including with the Compensation Committee’s independent compensation consultant, to discuss the change in Key’s positioning following the investment and what compensation arrangements would best incentivize Key’s NEOs to achieve these priorities. As part of these discussions, the Compensation Committee considered the following:

•

The Compensation Committee did not make any modifications to the outstanding Performance Awards granted to NEOs in 2022 or 2023 to adjust for the impact of the unanticipated interest rate increases and regional bank failures on Key’s performance. This caused the 2022 awards to be paid at 0% of target. The 2023 awards are expected to pay out well-below target due to the same factors that impaired the performance of the 2022 awards, although final performance of the 2023 awards has not yet been determined or certified by the Compensation Committee.

•

In recognition of the impact that the 0% payout of the 2022 Performance Awards would have on Key’s ability to retain the employees we need to continue to operate effectively and generate value for shareholders, the Compensation Committee granted cash retention awards to current employees who were holders of the 2022 Performance Awards. Our executive leadership team (including our NEOs) were excluded from the cash retention awards, which were payable at approximately the same time as the 2022 Performance Awards would have otherwise vested.

•

The value of outstanding and unvested equity held by our NEOs decreased significantly more than our total shareholder return over the last three years, largely due to the impact of unanticipated market events on our financial performance. The total value of annual equity awards granted to our NEOs between 2022 and 2024 decreased 36% from grant through December 31, 2024, while our 3-year total shareholder return deceased 13% over the same period, as illustrated below.

As a result, in December 2024, consistent with our pay for performance philosophy, the Compensation Committee determined that the executive leadership team (including our NEOs) would be granted the Capital & Earnings Improvement Awards, which require specific performance, accretive to shareholder value, for any value to be realized by an individual executive. These awards provide our NEOs with the opportunity to earn compensation for delivering on the potential of the strategic minority investment. No award will be earned unless the vesting and performance conditions are satisfied, and the NEO remains employed through the two-year performance period. The delivery of any shares earned from the awards will be deferred for an additional year after the end of the vesting period, further supporting our objectives of retention and long-term alignment between our NEOs and our shareholders. The maximum payout level for the Capital and Earnings Improvement Awards is 150% of the target number of performance shares. Further, the Compensation Committee imposed a limit on the value realizable by an NEO by capping the vesting date value of any shares earned under a Capital and Earnings Improvement Award (which cannot exceed 150% of the target number of performance shares subject to the award) at no more than 250% of the grant date value of the target number of performance shares. The design elements of the Capital and Earnings Improvement Awards are described in further detail below.

37

Compensation Discussion and Analysis

Design of Capital and Earnings Improvement Awards

The Capital and Earnings Improvement Awards contain the following elements:

Design Element	Description
Form of Award	Share-settled performance award, number of shares delivered ranging from 0% – 150% of target amount granted depending on achievement of performance goals
Performance Period	2-year performance measurement period, from January 1, 2025 through December 31, 2026
Vesting Date	Award will fully vest based on Compensation Committee determination and certification of performance under the award at its January 2027 meeting
Post-Vesting Holding Period (Deferred Settlement)	Any award earned and vested based on the achievement of performance conditions will be subject to an additional mandatory one-year holding period—any earned shares will be delivered following the completion of that holding period in January 2028
Vesting Hurdle	Conditional vesting of 100% of award, provided that Key’s regulatory capital on December 31, 2026 is at or above the then-applicable regulatory minimum plus any required capital buffer, subject to the achievement of the performance conditions described below
Performance Conditions	Overall number of shares earned depends on achievement of predetermined Marked CET1 and Cumulative EPS targets
Maximum Payout Level	150% of target number of performance shares
Value Cap	The number of performance shares earned (which cannot exceed 150% of target) will be reduced as necessary so that the vesting date value of the earned shares does not exceed 2.5X the grant date value of the target number of performance shares. Vesting value will be determined by multiplying the number of shares earned under the award, if any, by the closing price of Key’s stock on the vesting date
Impact of Termination of Employment	Voluntary resignation or involuntary termination (other than due to death or disability, or in connection with a change in control) prior to vesting date would result in forfeiture; subject to standard “double-trigger” treatment in connection with a change of control (requires qualifying termination of employment following change of control, as described in the Potential Payments Upon Termination or Change of Control table on pages 58 and 59 of this proxy statement)

The Compensation Committee selected Marked CET1 and Cumulative EPS as performance metrics for the Capital and Earnings Improvement Awards to align with Key’s publicly disclosed goals following the investment. The selected metrics balance the goals of increasing shareholder returns with ensuring that Key remains well capitalized. The Compensation Committee believes that the awards will ensure that our NEOs are focused on maximizing the value of the investment to enable Key to deliver long-term, meaningful value to our shareholders. The awards also provide an opportunity for our NEOs to earn additional compensation payable in Key common shares at the conclusion of the total three-year period, increasing alignment with shareholder interests.

In determining the size of the awards for each NEO, the Compensation Committee considered several factors, including the ability of each NEO to impact our performance as it relates to the goals for the investment, the size of the award as a multiple of the core long-term incentive award (i.e., in the range of 1.0x to 1.5x the core long-term incentive award) and how that compared to market practice for similar awards, and the value of each NEO’s unvested long-term incentive awards.

The dollar value of the target Capital and Earnings Improvement Award, and the number of shares (at target) for each named executive officer was:

	Target Grant ($ value)	Target Grant (# shares)
Christopher M. Gorman	$7,570,295	490,940
Clark Khayat	$2,928,983	189,947
Andrew J. “Randy” Paine	$2,613,551	169,491
Angela G. Mago	$1,982,688	128,579
Amy G. Brady	$1,622,199	105,201

38

Compensation Discussion and Analysis

CEO Proxy Reported Pay vs. Realized Pay

Our executive compensation program is designed so that the value our executives actually realize from our compensation program is directly linked to shareholder value. With respect to our CEO, we achieve this by delivering a substantial portion of our CEO’s pay in the form of long-term incentives and selecting performance metrics that are closely linked to our total shareholder return. This means that his Realized Pay (the amount he actually receives in a given year) is tied directly to our share price performance and the achievement of our long-term financial goals, and may differ significantly from the pay reported in the Summary Compensation Table (“SCT”), which reflects the accounting value of long-term incentives at the time of grant. As a result, we believe it is useful to compare Mr. Gorman’s Adjusted SCT Pay (as defined below) to his Realized Pay between 2022 and 2024, with our total shareholder return for the same period, as illustrated below. This information below regarding our CEO’s Realized Pay is provided as a supplement to the information included in the Summary Compensation Table on page 49 of this proxy statement and the Pay Versus Performance Disclosure on page 64 and is not intended as a substitute for the information included in either section.

(1)	Total Shareholder Return values based on $100 invested on 12/31/21

The comparison of Mr. Gorman’s Realized Pay to his Adjusted SCT Compensation in each given year demonstrates the alignment of his pay and the return to our shareholders. The “Required Pay Versus Performance Disclosure” on page 64 of this proxy statement provides some of this insight but does not link to compensation actually received by an NEO in a calendar year (“Compensation Actually Paid” for purposes of that disclosure is inclusive of all outstanding equity, which overstates the value relative to that which is actually received by our NEOs in a given calendar year).

The preceding chart provides additional information about our CEO’s pay, specifically demonstrating the alignment between Mr. Gorman’s pay and our performance. The Capital and Earnings Improvement Award is included for reference in the chart above as it was granted to Mr. Gorman in 2024 and is reported in our Summary Compensation Table. As noted, this award was granted to incentivize specific performance related to the Scotiabank strategic minority investment. We are showing the award separately because the Capital and Earnings Improvement Award was not part of our core long-term incentive program grants made in early 2024 for 2023 performance, which are also reflected in the Summary Compensation Table for 2024. In addition, as noted above, Key’s executive compensation program is designed to generally avoid the need for supplemental awards, adjustments to in-process awards, or frequent use of positive discretion by the Compensation Committee, but the Capital and Earnings Improvement Award was the result of the unique nature and significant impact of the Scotiabank strategic minority investment.

For purposes of this “CEO Proxy Reported Pay vs. Realized Pay” section, we define:

•

“Adjusted SCT Pay” as the compensation reported in the Summary Compensation Table for the applicable year (i.e., 2022, 2023 or 2024), adjusted by excluding “Changes in Pension Value and Nonqualified Deferred Compensation

39

Compensation Discussion and Analysis

Earnings” and “All Other Compensation.” We excluded these items because they represent amounts that are not Realizable Pay or that will never become Realized Pay or that will not become Realized Pay until termination of employment or later.

•

“Realized Pay” as the sum of (i) actual base salary and annual incentives paid for the applicable year plus (ii) the amount reported as income upon vesting of performance awards, restricted stock units, or exercise of stock options, in each case occurring during the applicable year.

Balancing Risk and Reward

Achieving a balance between risk and reward is a central focus of our compensation program and an important part of how we align pay and performance. All incentives paid to our employees are subject to a risk-adjustment process that begins before grant and extends beyond payment.

Our incentive programs are subject to negative adjustment:

- Our Annual Incentive Plan and our Performance Awards can be reduced to 0% by our Compensation Committee, which bases any reduction on our ability to remain within predetermined risk tolerances (as aggregated and displayed through our Enterprise Risk Management dashboard ("ERM Dashboard"))
- Our Nominating and Corporate Governance Committee meets annually in January to provide an opportunity for the Chairs of the Risk, Audit and Compensation Committee to discuss any risk considerations that might suggest a reduction in funding of our Annual Incentive Plan

Prior to approving individual NEO incentive awards, our Compensation Committee considers each NEO's risk scorecard performance, which includes each NEO's self-assessment of their risk performance for the applicable year. The Compensation also obtains performance feedback from our CEO (other than for himself; feedback for our CEO is provided by the Board)

We reserve the right to risk adjust funding or award amounts in the event we realize any significant risk outcomes, and our Compensation Committee may forfeit, offset, reduce or claw back a NEO's long-term incentives based on those outcomes.

All of our incentives are subject to clawback, meaning we may:

- Cancel or reduce unvested equity awards if a significant risk event occurs
- Recover cash and equity compensation, if that compensation is based on financial results that are subsequently restated
- Cancel outstanding equity awards and recover realized gains if an executive engages in certain "harmful activity"

Further, the Board adopted the KeyCorp Compensation Recovery Policy (the “Compensation Recovery Policy”), which applies in addition to our existing, long-standing policies for compensation clawbacks in other situations, and provides for the clawback of certain executive compensation if we are required to prepare a restatement of our financial statements due to material noncompliance with any financial reporting requirement under the securities laws.

Other Elements of Compensation

Perquisites

We believe in limiting the number and value of perquisites we provide to our executives. Generally, a personal benefit provided to an executive is considered a perquisite unless it is integrally and directly related to the performance of the executive’s duties. We determine the value of perquisites based on their incremental cost to Key.

The limited perquisites currently made available to all NEOs include an annual executive physical and a tax and financial planning perquisite, with a set per participant cost to Key. A subset of executive officers also receive home security monitoring. The executives who receive security monitoring were selected by Key’s corporate security team based on an

40

Compensation Discussion and Analysis

assessment of the executive’s profile, the potential risks posed to the executive, and the risks to Key if a crime were to occur. In addition, we pay the annual premium on an individual disability insurance policy for Mr. Gorman that was put into place before he became an executive officer. In some cases, Mr. Gorman may travel in a Key vehicle driven by a trained security professional which may result in some amounts being reported as a perquisite in the Summary Compensation Table on page 49 of this proxy statement. In July 2022, in order to promote the safety and security of Mr. Gorman and to promote efficiency by ensuring his availability to perform business for Key, the Compensation Committee authorized personal use of Key’s corporate aircraft by Mr. Gorman and his immediate family members, subject to a personal use cap of $125,000 annually. In rare and limited circumstances, NEOs other than Mr. Gorman may be provided with personal use of the aircraft in accordance with Key’s policies governing aircraft use.

Retirement Programs

Our NEOs are eligible to participate in our qualified 401(k) Savings Plan on the same basis as all other eligible employees. In 2024, the 401(k) Savings Plan provided for matching contributions up to 100% of the amount deferred, up to 7% of eligible pay, subject to applicable Internal Revenue Service (“IRS”) limitations.

Our NEOs also are eligible to participate in our non-qualified Second Deferred Savings Plan, which provides a select group of highly compensated individuals with the ability to defer compensation in excess of what is eligible to be deferred to the 401(k) Savings Plan. There are no mandatory company matching contributions under the Second Deferred Savings Plan, but Key may make a discretionary company contribution to participant accounts under the Second Deferred Savings Plan in limited circumstances for participants who do not earn the full company matching contribution under the 401(k) Savings Plan as a result of their Second Deferred Savings Plan deferral elections.

The matching (and profit sharing, if applicable) contributions made to the 401(k) Savings Plan and any matching contributions made to the Second Deferred Savings Plan on behalf of the NEOs are included in the “All Other Compensation” column to the 2024 Summary Compensation Table on page 49 of this proxy statement. Additional information about our nonqualified deferred compensation programs (the Long-Term Incentive Deferral Plan, the Second Deferred Savings Plan and its predecessor, the Deferred Savings Plan) is included in the narrative to the 2024 Nonqualified Deferred Compensation Table beginning on page 57 of this proxy statement.

Ms. Mago and Messrs. Gorman and Paine participated in our Consolidated Cash Balance Pension Plan and Second Excess Cash Balance Pension Plan, each of which were frozen effective December 31, 2009. Additional information about our pension programs is included in the narrative to the 2024 Pension Benefits Table beginning on page 56 of this proxy statement.

NEOs are also eligible to participate in our non-qualified Long-Term Incentive Deferral Plan, which provides select executives (including NEOs) the ability to defer receipt of a portion of their annual performance award grant beyond the original vesting date to a date not sooner than their termination date.

Separation Pay

We maintain the KeyCorp Separation Pay Plan, which generally covers all employees, including our NEOs, and provides separation pay upon termination as a result of a reduction in staff. The amount of separation pay provided under the KeyCorp Separation Pay Plan may not exceed 52 weeks of separation pay, capped at an amount equal to two times the limit in effect under Section 401(a)(17) of the Internal Revenue Code for the year of separation (that cap was $690,000 in 2024). In addition, in the event of a termination of employment in connection with which we enter into a separation agreement with an executive officer (which we refer to as a “Termination Under Limited Circumstances”), our executive officers, including our NEOs, would be eligible to receive a similar separation pay benefit of up to 52 weeks of severance pay, and such other payments and benefits as may be negotiated at the time of separation and set out in the separation agreement. Our separation practices for executive officers are described in the Potential Payments Upon Termination or Change of Control table on pages 58 and 59 of this proxy statement.

Change of Control Agreements

We have entered into a Change of Control Agreement with each NEO. We use Change of Control Agreements to help attract and retain executive talent. The Compensation Committee and the Board each believes that it is in the best interests of shareholders to ensure that our NEOs are able to evaluate objectively the merits of a potential transaction without being distracted by its potential impact on their personal employment situations. Most companies in our Peer Group maintain similar change of control arrangements for their executive officers. Our Change of Control Agreements are described in the Potential Payments Upon Termination or Change of Control table on pages 58 and 59 of this proxy statement.

41

Compensation Discussion and Analysis

How We Make Pay Decisions

We seek to maintain a competitive level and mix of pay that is reflective of the market in which we compete for talent. We do this by reviewing the levels and types of compensation paid to executive officers in similar positions at companies in our Peer Group and the other companies with which we compete for talent.

How We Set Target Total Pay

Our Compensation Committee reviews and sets the total target pay opportunity for each of our executive officers each year, at the conclusion of a robust compensation review process that spans multiple meetings of the Compensation Committee and includes consideration of the following factors:

•

Our Chief Executive Officer’s assessment of each executive officer’s individual contribution to Key (and, in the case of our Chief Executive Officer, the assessment of the full Board of his contributions to Key);

•	The level of pay for similar roles in our industry and among our Peer Group;

•	The executive’s tenure and experience;

•	Our distinctive business model;

•	Insights from consultants about market practices and trends; and

•	Guidance and feedback from our regulators, investors and shareholders regarding our pay practices.

Peer Group

In setting compensation for our NEOs, the Compensation Committee examines the compensation data of our peer companies provided by Compensation Advisory Partners (“CAP”), an independent executive compensation advisory firm retained by the Compensation Committee, to better understand whether our pay practices remain appropriate when measured against the competitive landscape. While this market data is useful, the Compensation Committee does not rely only on this data for targeting compensation levels, but uses it as a basis for validating relative competitive pay for our NEOs. The Compensation Committee also considers market conditions, promotions, individual performance, survey data, and other relevant circumstances as it determines our NEOs’ compensation levels.

For 2024, the Compensation Committee decided to continue to use the same Peer Group as 2023. This Peer Group was identified based on a multi-dimensional review that occurs annually, focusing on regional bank peers and considering factors such as the regulatory environment and expectations, as well as relative asset size, revenue, and market capitalization.

The Peer Group listed below is the group of regional banks against which we can compare our financial performance for purposes of our annual and long-term incentives and is the primary group we look to for insights on pay practices of relatively similar institutions. Differences in business model and focus areas for each member of the Peer Group may cause challenges in making comparisons among members of the Peer Group. For example, Key’s distinctive commercial and investment banking capabilities focused on middle-market clients often lead Key to compete with large universal banks and boutique investment firms rather than the peers identified below. In addition, our commercial and investment banks often compete on a national scale, and leaders of those lines of business are aligned with higher relative pay expectations as a result of our need to attract and retain top talent in these areas.

The companies in our Peer Group maintain a strong brand and reputation and actively compete with us for executive talent. The companies in our 2024 Peer Group are listed below in alphabetical order.

•	Citizens Financial Group, Inc.

•	Comerica Incorporated

•	Fifth Third Bancorp

•	Huntington Bancshares Incorporated

•	M&T Bank Corporation
•	The PNC Financial Services Group, Inc.

•	Regions Financial Corporation

•	Truist Financial Corporation

•	U.S. Bancorp

•	Zions Bancorporation

42

Compensation Discussion and Analysis

As of December 31, 2024, the average asset size, full year adjusted revenue, and market capitalization of the Peer Group compared to our asset size, total adjusted revenue, and market capitalization is set forth in the table below:

*	Data sourced from S&P Capital IQ. Full Year Adjusted Revenue adjusted to include nonrecurring revenue.

Role of the Compensation Committee

The Compensation Committee sets the pay and evaluates the performance of our CEO, with input from the full Board, and reviews and approves the compensation of a select group of other executive officers, including the NEOs. The Compensation Committee, as part of its oversight of the management and organizational structure of Key, annually reviews KeyCorp’s management succession plan for the CEO and other senior executives and oversees leadership development and efforts related to our workforce.

Our CEO attends Compensation Committee meetings and provides information and input about the pay levels and performance of our NEOs, other than himself. The Compensation Committee regularly meets in executive session, during which no member of management is present, to discuss any recommendations and approve pay actions for our NEOs, including our CEO.

Compensation Consultant

As noted above, the Compensation Committee has retained the services of CAP. At the Compensation Committee’s request, CAP provides information on current trends in compensation design and emerging compensation practices. CAP also provides the Compensation Committee with an annual review and analysis of the compensation programs of our Peer Group, which it updates during the latter half of the year to determine whether the compensation targets of our NEOs remain competitive. CAP reports directly to, and serves at the sole pleasure of, the Compensation Committee. CAP provided no services to us other than the executive compensation consulting services that were requested by the Compensation Committee.

As part of its annual evaluation of its advisors, the Compensation Committee solicited information from CAP regarding any actual or perceived conflicts of interest and to evaluate its independence. Based on the information received from CAP, the Compensation Committee believes that the work CAP performed in 2024 did not raise a conflict of interest and that CAP is independent.

Tally Sheets

The Compensation Committee reviews Tally Sheets annually for our NEOs, which include a review of the estimated value of severance payments, the accumulated value of vested and unvested equity awards, and retirement benefits. The Tally Sheets allow the Compensation Committee to review and compare summary compensation table pay, realized pay, and realizable pay in order to fully evaluate our compensation program and practice. The Compensation Committee also reviews the levels and types of compensation provided to executive officers in similar positions at companies in our Peer Group. These practices allow the Compensation Committee to evaluate the total compensation package provided to our NEOs and consider the impact of isolated adjustments or incremental changes to specific elements of compensation.

43

Compensation Discussion and Analysis

Stock Ownership Guidelines

We impose robust stock ownership guidelines, ranging from six times base salary for our CEO, with a minimum direct ownership requirement of 10,000 common shares, to three times base salary for our other executive officers, with a minimum direct ownership requirement of 5,000 common shares. Executives are encouraged to meet our stock ownership guidelines within three years and are required to comply within five years. As of February 28, 2025, all of our NEOs, including our current CEO, satisfied their share ownership requirements.

In furtherance of these guidelines, we subject shares earned through our long-term incentive compensation program to post-vesting holding requirements, so that each NEO must hold the net shares acquired upon vesting of equity awards until our stock ownership guidelines are satisfied. Further, our insider trading policy requires that our CEO notify the Chair of the Compensation Committee before engaging in any discretionary transactions involving our shares, and does not permit the use of so-called “10b5-1” trading plans for any employee, including our executive officers.

Consideration of Our Say-on-Pay Shareholder Vote

We continue to receive strong shareholder support for our NEOs’ compensation program, as reflected in the results of our annual “say-on-pay” proposals, which have received an average of 92% support over the past five years (including 90% support in 2024). We view the results of our say-on-pay votes as evidence that our executive compensation program provides pay for performance and appropriately aligns the interests of our NEOs with those of our shareholders.

Shareholder Outreach

Key maintains an active shareholder engagement program through which we periodically receive feedback from and have discussions with investors on a variety of topics, including discussions around our compensation philosophy and structure. These continuing conversations with our investors help us better understand matters of importance to our investors regarding our executive compensation program and help us to shape our pay-for-performance strategy. For more information, please see “Shareholder Engagement” on page 22 of this proxy statement.

Compensation Committee Independence, Interlocks, and Insider Participation

The members of the Compensation Committee who served on such committee during 2024 are Alexander M. Cutler, Barbara R. Snyder (Chair until July 1, 2024), Richard J. Tobin (member until July 1, 2024), Carlton Highsmith (member beginning July 1, 2024), and Todd J. Vasos (Chair beginning July 1, 2024), each of whom is an independent director under KeyCorp’s categorical independence standards, the general independence standards for directors established by the NYSE, and the heightened independence standards required of Compensation Committee members by the NYSE. No member of the Compensation Committee during 2024 is a current, or during 2024 was a former, officer or employee of KeyCorp or any of its subsidiaries or affiliates. During 2024, no member of the Compensation Committee had a relationship that must be described under SEC rules relating to disclosure of related party transactions. In 2024, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on our Board or Compensation Committee.

Tax and Accounting Considerations

In structuring our executive compensation program, the Compensation Committee considers the tax and accounting treatment of our executive compensation arrangements; however, those considerations are not controlling factors in the design of our executive compensation program. For example, pursuant to Section 162(m) of the Internal Revenue Code, compensation paid to any of our “covered employees” generally will not be deductible, to the extent that it exceeds $1,000,000 in the applicable taxable year. As has historically been the case, however, the Compensation Committee reserves the ability to pay compensation to our executives in appropriate circumstances, even if such compensation is not tax-deductible.

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Compensation Discussion and Analysis

Definitions of Certain Financial Goals

As described previously in this Compensation Discussion and Analysis, we use a balanced mix of financial and strategic goals to measure performance under our annual incentive plan and for purposes of determining the vesting of performance awards. The financial goals are defined as follows:

•

Adjusted EPS & Adjusted Cumulative EPS (non-GAAP measure): Income from continuing operations attributable to KeyCorp common shareholders, divided by weighted-average common shares and potential common shares outstanding, adjusted to remove the impact of the change in loan and lease loss provision, pension settlement charges, notable items, and other major restructuring charges.

•

Adjusted Return on Tangible Common Equity (non-GAAP measure): Income from continuing operations attributable to Key common shareholders (GAAP), adjusted to remove the impact of the change in loan and lease loss provision, pension settlement charges, notable items, and other major restructuring charges divided by average KeyCorp shareholders’ equity, less average intangible assets, adjusted for average purchased credit card relationships, less average preferred stock, adjusted for the impact of unplanned changes in AOCI.

•

Cash Efficiency Ratio (non-GAAP measure): Noninterest expense (GAAP) less intangible asset amortization divided by net interest income (GAAP) plus taxable-equivalent adjustment (non-GAAP) plus noninterest income (GAAP).

•	Common Equity Tier 1 Ratio or CET1 (non-GAAP measure): Aims to monitor Key’s capital adequacy by comparing the highest quality capital a bank has, CET1, to its Risk-Weighted Assets.

•	EPS: Income from continuing operations attributable to KeyCorp common shareholders, divided by weighted-average common shares and potential common shares outstanding.

•

Marked CET1: Marked CET1 removes Available for Sale (AFS) securities and Pension Accumulated Other Comprehensive Income (Loss) (AOCI) from the numerator, in alignment with the proposed Basel III endgame requirements. As of December 31, 2024, AOCI amounts were negative, lowering the amount of Marked CET1.

•	PPNR (non-GAAP measure): Net interest income (GAAP) plus taxable-equivalent adjustment (non-GAAP) plus noninterest income (GAAP) less noninterest expense (GAAP), all from continuing operations.

•

Return on Tangible Common Equity (non-GAAP measure): Income from continuing operations attributable to Key common shareholders (GAAP) divided by average KeyCorp shareholders’ equity, less average intangible assets, less average purchased credit card relationships, less average preferred stock.

•	Net Charge-Offs: Total loans charged off less total loan recoveries, all from continuing operations.

•	Tangible Common Equity (non-GAAP measure): KeyCorp shareholders’ equity (GAAP) less intangible assets, less purchased credit card relationships, less preferred stock.

•

Total Shareholder Return: Based on average closing share price over the last 20 trading days in the base year (i.e., for performance shares awarded in 2022, the last 20 trading days of 2021) versus average closing share price in the last 20 days in year three, plus investment of dividends paid during the measurement period.

Adjusted EPS & Adjusted Cumulative EPS, Adjusted Return on Tangible Common Equity, Cash Efficiency Ratio, and PPNR exclude notable items and other major restructuring charges. Notable items in 2024 included the after-tax impact of $80 million change in loan and lease loss provision, $1.38 billion securities repositioning loss (includes U.S. Treasury loss and forward contract mark), and $97 million other unplanned items. A reconciliation of GAAP to non-GAAP financial measures can be found on pages 15 and 16 of our Fourth Quarter 2024 Earnings Release attached as Exhibit 99.1 to Form 8-K filed on January 21, 2025, as well as below in “Additional GAAP to Non-GAAP Reconciliations.”

In its judgment, the Compensation Committee may adjust the performance goals for certain extraordinary items identified by the Compensation Committee to reflect changes in accounting, the regulatory environment, strategic corporate transactions, and other unusual or unplanned events.

45

Compensation Discussion and Analysis

Additional GAAP to Non-GAAP Reconciliations

Year ended December 31,

Dollars in millions		2024
Adjusted average tangible common equity
Average Key shareholders’ equity (GAAP)		$15,408
Less:	Intangible assets (average)	2,793
	Preferred Stock (average)	2,500
	Unadjusted average tangible common equity (non-GAAP)	$10,115
Less:	Accumulated other comprehensive income variance (1)	458
	Adjusted average tangible common equity (non-GAAP)	$9,657
Adjusted income (loss) from continuing operations attributable to Key common shareholders
Income (loss) from continuing operations attributable to Key common shareholders (GAAP)		$(306)
Plus:	Impact of change in loan and lease loss provision (after-tax)	(80)
Plus:	Impact of Securities Repositioning loss including UST loss and Forward Contract Mark (after-tax)	1,382
Plus:	Impact of Unplanned Items (after-tax)	97
	Adjusted Income (loss) from continuing operations attributable to Key common shareholders (non-GAAP)	$1,092
Adjusted Return on average tangible common equity from continuing operations
Adjusted Income (loss) from continuing operations attributable to Key common shareholders (non-GAAP)		$1,092
Adjusted average tangible common equity (non-GAAP)		$9,657
Adjusted Return on average tangible common equity from continuing operations (non-GAAP)		11.3%
Adjusted earnings per share from continuing operations attributable to Key common shareholders - assuming dilution
Per Common Share - Income (loss) from continuing operations attributable to Key common shareholders assuming dilution		$(0.32)
Plus:	Impact of change in loan and lease loss provision (after-tax)	(0.08)
Plus:	Impact of Securities Repositioning loss including UST loss and Forward Contract Mark (after-tax)	1.44
Plus:	Impact of Unplanned Items (after-tax)	0.10
Adjusted Per Common Share - Income (loss) from continuing operations attributable to Key common shareholders assuming dilution		$1.14

(1)

Tangible Common Equity will hold Accumulated Other Comprehensive Income at plan to normalize for any movements from balance sheet valuation changes as a result of changes in the interest rate environment.

46

Compensation Discussion and Analysis

Policies and Practices Related to the Grant of Certain Equity Awards

We do not schedule the grant of stock options or other equity awards in anticipation of the disclosure of material nonpublic information, and we do not schedule the disclosure of material nonpublic information based on the timing of grants of stock options or other equity awards. We have not adopted a formal policy that would require us to grant, or to avoid granting, stock options or other equity awards at certain times. In practice, however, as part of our regular annual long-term incentive grant cycle, the Compensation Committee generally grants stock options and other equity awards to our executives in the first quarter of each year, typically at its meeting in or around the month of February. The dates for Compensation Committee meetings generally are set well in advance and on a fairly consistent cadence from year to year. However, the Compensation Committee is authorized to grant stock options and other equity awards at other times during the year.

Consistent with our historic grant practices for regular annual long-term incentive awards to our executives, the Compensation Committee granted stock options to our NEOs at its meeting on February 16, 2024. As has been the case with all stock options granted to our NEOs since 2021, the exercise price of the stock options granted to our NEOs on February 16, 2024, was 110% of the closing price of our stock on that date. We filed our annual report on Form 10-K for the 2023 fiscal year on February 22, 2024, which was four business days after February 16, 2024, and more than one month after we issued the earnings release announcing our 2023 fourth quarter and full year financial results. Accordingly, while we do not believe that the annual report on Form 10-K included material nonpublic information, we are providing the following information relating to stock options granted to our named executive officers during fiscal year 2024, as required by SEC rules.

Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award ($)	Grant Date Fair Value of the Award ($)

Percentage Change in the

Closing Market Price of
the Securities Underlying
the Award Between the
Trading Day Ending
Immediately Prior to the
Disclosure of Material
Nonpublic Information
and the Trading Day
Beginning Immediately
Following the Disclosure
of Material Nonpublic
Information (%)

Christopher M. Gorman	2/16/2024	204,081	$15.48	$699,998	0%
Clark Khayat	2/16/2024	43,731	15.48	149,997	0
Andrew J. “Randy” Paine III	2/16/2024	64,139	15.48	219,997	0
Angela G. Mago	2/16/2024	55,393	15.48	189,998	0
Amy G. Brady	2/16/2024	43,731	15.48	149,997	0

47

Compensation and Organization Committee Report

Compensation and Organization Committee Report

The Compensation and Organization Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth beginning on page 29 of this proxy statement and, based on this review and discussion, has recommended to the KeyCorp Board of Directors the inclusion of the Compensation Discussion and Analysis in this proxy statement.

Compensation and Organization Committee of the KeyCorp Board of Directors

Todd J. Vasos (Chair)

Alexander M. Cutler

Carlton L. Highsmith

Barbara R. Snyder

48

Compensation of Executive Officers and Directors

Compensation of Executive Officers and Directors

2024 Summary Compensation Table

The following table sets forth the compensation paid to, awarded to, or earned by our NEOs with respect to the years ended December 31, 2024, 2023, and 2022, to the extent applicable.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($) (See chart below)(5)	Total ($)(6)

Christopher M. Gorman Chairman and CEO	2024	1,200,000	—	13,870,278	699,998	2,700,000	40,879	127,457	18,638,612
	2023	1,200,000	—	6,299,986	699,997	1,890,000	27,606	151,129	10,268,718
	2022	1,150,000	—	6,479,961	719,997	2,025,000	14,895	73,774	10,463,627

Clark Khayat CFO	2024	600,000	—	4,278,958	149,997	1,800,000	—	23,000	6,851,955
	2023	600,000		1,079,965	119,997	825,000	—	22,500	2,647,462

Andrew J. “Randy” Paine III Head of Institutional Bank	2024	600,000	—	4,593,538	219,997	2,100,000	31,405	23,000	7,567,940
	2023	600,000	—	2,159,948	239,998	1,425,000	21,208	22,500	4,468,654
	2022	600,000	—	2,249,972	249,997	1,425,000	10,389	18,300	4,553,658

Angela G. Mago CHRO	2024	600,000	—	3,692,672	189,998	1,100,000	21,216	23,000	5,626,886
	2023	600,000	—	1,710,000	189,999	1,125,000	14,327	22,500	3,661,826
	2022	600,000	—	1,709,982	189,994	1,125,000	2,066	18,300	3,645,342

Amy G. Brady Chief Information Officer	2024	700,000	—	2,972,174	149,997	1,200,000	—	23,000	5,045,171
	2023	700,000	—	1,349,980	149,996	910,000	—	22,500	3,132,476
	2022	700,000	—	1,349,963	149,997	975,000	—	18,300	3,193,260

(1)

Amounts reported as “Stock Awards” reflect the grant date fair value of stock awards calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (FASB ASC Topic 718). See Note 17 to the Consolidated Financial Statements contained in our 2024 Annual Report for an explanation of the assumptions made in valuing these awards.

On February 16, 2024, each NEO received stock awards consisting of a target number of cash performance shares and restricted stock units representing 60% and 30%, respectively, of each executive’s long-term incentive opportunity for the 2024 annual grant cycle. On February 16, 2024, the target number of cash performance shares and/or restricted stock units, as applicable, awarded to a NEO was determined by dividing the dollar amount of the NEO’s cash performance share and/or restricted stock unit awards, as applicable, by the grant date closing price of our common shares (rounded down to the nearest whole share). On February 16, 2024, the closing price of our common shares was $14.07. This column also includes the grant date fair value of Capital and Earnings Improvement awards that were granted to each NEO on December 30, 2024.

The following table illustrates the portion of the aggregate grant date fair value reported in this column for 2024 for each of our NEOs that is attributable to each of the stock awards granted during fiscal 2024:

Name	Cash Performance Shares ($)	Restricted Stock Units ($)	Capital and Earnings Improvement Awards ($)
Christopher M. Gorman	$4,199,993	$2,099,990	$7,570,295
Clark Khayat	$ 899,988	$ 449,987	$2,928,983
Andrew J. “Randy” Paine III	$1,319,991	$ 659,996	$2,613,551
Angela G. Mago	$1,139,994	$ 569,990	$1,982,688
Amy G. Brady	$ 899,988	$ 449,987	$1,622,199

49

Compensation of Executive Officers and Directors

If our performance during the measurement period resulted in the maximum number of 2024 cash performance shares and the maximum amount of shares under the Capital and Earnings Improvement Awards vesting, our executives would be entitled to a maximum award with a grant date fair value of the maximum award set forth in the following table.

NEO	Grant Date Fair Value of Cash Performance Shares at Maximum Award ($)	Grant Date Fair Value of Capital and Earnings Improvement Award at Maximum Award ($)
Christopher M. Gorman	6,299,990	11,355,442
Clark Khayat	1,349,982	4,393,474
Andrew J. “Randy” Paine III	1,979,987	3,920,327
Angela G. Mago	1,709,991	2,974,032
Amy G. Brady	1,349,982	2,433,299

Additional information about the stock awards granted to our NEOs in 2024 can be found in the 2024 Grants of Plan-Based Awards Table on page 51 of this proxy statement.

(2)

Amounts reported in the “Option Awards” column reflect the aggregate grant date fair value of options calculated in accordance with FASB ASC Topic 718. On February 16, 2024, each NEO received a long-term incentive award consisting, in part, of an award of nonqualified stock options. The exercise price per share of each option award granted on that date is 110% of the closing price of our common shares on February 16, 2024, the date of grant. See Note 17 to the Consolidated Financial Statements contained in our 2024 Annual Report for an explanation of the assumptions made in valuing stock options granted to our NEOs in 2024.

(3)	Amounts reported as “Non-Equity Incentive Plan Compensation” reflect annual incentives earned by each NEO for the applicable year and paid in the immediately following year.

(4)

Amounts reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column reflect the interest credits allocated to Ms. Mago and Messrs. Gorman and Paine under the frozen Consolidated Cash Balance Pension Plan and Second Excess Cash Balance Pension Plan. We froze our pension benefits for all employees, including the NEOs, effective December 31, 2009, as described in the narrative to the 2024 Pension Benefits Table beginning on page 56 of this proxy statement. No above market or preferential earnings were paid to any NEO on nonqualified deferred compensation.

(5)	The following table sets forth detail about the amounts reported in the “All Other Compensation” column.

Name	Executive Physical ($)(a)	Executive Security ($)(b)	Transportation ($)(c)	Insurance Policy ($)(d)	Matching Contribution ($)(e)	Total ($)
Christopher M. Gorman	3,427	2,649	98,231	150	23,000	127,457
Clark Khayat	—	—	—	—	23,000	23,000
Andrew J. “Randy” Paine III	—	—	—	—	23,000	23,000
Angela G. Mago	—	—	—	—	23,000	23,000
Amy G. Brady	—	—	—	—	23,000	23,000

(a)	The maximum benefit utilized by any NEO was $3,427. For privacy reasons, this amount is shown for Mr. Gorman, regardless of actual usage.

(b)

Based on the recommendations of an independent security study, the Compensation Committee approved a comprehensive security program for Mr. Gorman and select executives. Under this program, we pay for certain security upgrades and ongoing monitoring.

(c)

The Compensation Committee has authorized Mr. Gorman’s personal use of Key’s corporate aircraft in order to ensure Mr. Gorman’s availability to Key and for Mr. Gorman’s safety and security, up to an annual limit of $125,000. This column reflects $96,922 in value attributable to Mr. Gorman’s personal use of Key’s aircraft during 2024. For aircraft use, the value reported reflects the incremental cost to Key, determined based on Key’s variable costs, including charges accrued on each leg of a trip and expenses incurred by the crew. The Compensation Committee has also authorized, and in some instances required, Mr. Gorman to use a secure automobile and professionally trained driver for business travel. Mr. Gorman does not use the car or driver for personal travel; however, some use of the car and driver occurring adjacent to business use is being reported as a perquisite. This column reflects $1,309 in value attributable to Mr. Gorman’s use of Key’s car and driver during 2024. For vehicle use, the value reflects the incremental cost to Key, determined based on factors including driver compensation, mileage, driver’s time spent, and any business adjacent use. In some cases, NEOs other than Mr. Gorman may be provided with personal use of the corporate aircraft and car or driver.

(d)	The amount in this column reflects the premium cost of a disability insurance policy for Mr. Gorman, which was purchased for Mr. Gorman prior to his becoming an executive officer at Key.

50

Compensation of Executive Officers and Directors

(e)	The amounts in this column consist of Company matching contributions to the qualified 401(k) Savings Plan. For more information about this plan, see page 41 of this proxy statement.

(6)

The following table sets forth detail about the amounts reported in the “Total” column excluding the grant date fair value of the one-time Capital & Earnings Improvement Awards granted to the NEOs on December 30, 2024. This footnote is intended as a supplement to, and not a substitute for, the information required to be disclosed in the Summary Compensation Table.

Name	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation (Excluding Capital & Earnings Improvement Awards) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total (Excluding Capital and Earnings Improvement Awards) ($)

Christopher M. Gorman	2024	1,200,000	—	6,299,983	699,998	2,700,000	40,879	$127,457	11,068,317

Clark Khayat	2024	600,000	—	1,349,975	149,997	1,800,000	—	$23,000	3,922,972

Andrew J. “Randy” Paine	2024	600,000	—	1,979,987	219,997	2,100,000	31,405	$23,000	4,954,389

Angela G. Mago	2024	600,000	—	1,709,984	189,998	1,100,000	21,216	$23,000	3,644,198

Amy G. Brady	2024	700,000	—	1,349,975	149,997	1,200,000	—	$23,000	3,422,972

2024 Grants of Plan-Based Awards Table

	Grant Date	Estimated Possible Payouts Under Non- Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)(2)			All Other Stock Awards (# of Shares or Units)(3)	All Other Option Awards (# of Shares Underlying Options)(4)	Exercise or Base Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock and Option Awards ($)(6)
Name		Threshold	Target	Maximum	Threshold	Target	Maximum

Christopher M. Gorman		1,350,000	2,700,000	5,400,000	—	—	—	—	—	—	—

	2/16/24	—	—	—	149,253	298,507	447,760	—	—	—	4,199,993

	2/16/24	—	—	—	—	—	—	—	204,081	15.48	699,998

	2/16/24	—	—	—	—	—	—	149,253	—	—	2,099,990

	12/30/24	—	—	—	—	490,940	736,410	—	—	—	7,570,295

Clark Khayat		750,000	1,500,000	3,000,000	—	—	—	—	—	—	—

	2/16/24	—	—	—	31,982	63,965	95,947	—	—	—	899,988

	2/16/24	—	—	—	—	—	—	—	43,731	15.48	149,997

	12/16/24	—	—	—	—	—	—	31,982	—	—	449,987

	12/30/24	—	—	—	—	189,947	284,920	—	—	—	2,928,983

Andrew J. “Randy” Paine III		950,000	1,900,000	3,800,000	—	—	—	—	—	—	—

	2/16/24	—	—	—	46,908	93,816	140,724	—	—	—	1,319,991

	2/16/24	—	—	—	—	—	—	—	64,139	15.48	219,997

	2/16/24	—	—	—	—	—	—	46,908	—	—	659,996

	12/30/24				—	169,491	254,236				2,613,551

Angela G. Mago		550,000	1,100,000	2,200,000	—	—	—	—	—	—	—

	2/16/24	—	—	—	40,511	81,023	121,534	—	—	—	1,139,994

	2/16/24	—	—	—	—	—	—	—	55,393	15.48	189,998

	2/16/24	—	—	—	—	—	—	40,511	—	—	569,990

	12/30/24	—	—	—	—	128,579	192,868	—	—	—	1,982,688

Amy G. Brady		650,000	1,300,000	2,600,000	—	—	—	—	—	—	—

	2/17/23	—	—	—	31,982	63,965	95,947	—	—	—	899,988

	2/17/23	—	—	—	—	—	—	—	43,731	15.48	149,997

	2/17/23	—	—	—	—	—	—	31,982	—	—	449,987

	12/30/24	—	—	—	—	105,201	157,801	—	—	—	1,622,199

(1)

Amounts reported as “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” reflect the threshold (50% of target), target, and maximum (200% of target) individual annual incentive opportunity granted to each of the NEOs for the one-year performance period ended December 31, 2024. The maximum individual opportunity that any NEO can earn is different than the maximum funding level of our Annual Incentive Plan described in the “Compensation Discussion and Analysis” section of this proxy statement. Actual annual incentive payments are reflected in “Non-Equity Incentive Plan Compensation” column of the 2024 Summary Compensation Table on page 49 of this proxy statement.

(2)

Amounts reported in the “Estimated Future Payouts Under Equity Incentive Plan Awards” column include the threshold (50% of target), target, and maximum (150% of target) long-term incentive awards in the form of cash performance shares granted to the NEOs during our 2024 annual grant which, which can be earned for the three-year performance period beginning on January 1, 2024, and ending December 31, 2026. This column also includes the Capital and Earnings Improvement Awards granted to each NEO on December 30, 2024. These amounts reflect the target (100%) and maximum (150% of target) in the form of performance shares that each NEO could

51

Compensation of Executive Officers and Directors

earn for a 2-year performance period beginning January 1, 2025 and ending on December 31, 2026. Our cash performance share awards and the Capital and Earnings Improvement Awards are discussed in the “Compensation Discussion and Analysis” section of this proxy statement. Please see footnote 1 to the 2024 Summary Compensation Table for a discussion of how we arrive at the grant date fair value of these awards. All performance shares (whether cash-settled or stock settled) earn dividend equivalents on the target number of shares, which are reinvested and subject to the same terms and restrictions otherwise applicable to the underlying award.

(3)

Amounts reported in the “All Other Stock Awards” column are the number of restricted stock units granted to each of the NEOs during 2024. The restricted stock units granted on February 16, 2024 vest in four equal annual installments following the grant date.

(4)

Amounts reported in the “All Other Option Awards” column are the number of KeyCorp common shares underlying the stock options granted to each of the NEOs February 16, 2024. Stock options granted in 2024 generally vest in four equal annual installments following the grant date.

(5)

We set the exercise price of all stock options at 110% of the $14.07 closing price of our common shares on February 16, 2024, the grant date. Please see footnote 2 to the 2024 Summary Compensation Table for a discussion of how we arrive at the grant date fair value. The Compensation Committee does not reprice options. We have not and will not back-date options, nor do we provide loans to employees in order to exercise options.

(6)

Amounts reported in the “Grant Date Fair Value of Stock and Options Awards” column represent the aggregate grant date fair value of equity awards granted during the respective year. The accounting assumptions used in calculating the grant date fair value for the equity awards are described in Note 17 to the Consolidated Financial Statements contained in our 2024 Annual Report.

The impact of terminations and a change of control on the awards reported in the Grants of Plan-Based Awards Table is shown in more detail in the Potential Payments Upon Termination or Change of Control table on pages 58 and 59 of this proxy statement.

2024 Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information for each NEO with respect to (i) each stock option that had not been exercised and remained outstanding as of December 31, 2024, (ii) each award of restricted stock units that had not vested and remained outstanding as of December 31, 2024, and (iii) each award of performance shares or cash performance shares that had not vested and remained outstanding as of December 31, 2024.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(2)	Option Exercise Price ($)(3)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Christopher M. Gorman	2/16/2015	57,736	—	14.11	2/16/2025	—	—	—	—

	2/15/2016	112,149	—	10.49	2/15/2026	—	—	—	—

	2/20/2017	52,173	—	18.96	2/20/2027	—	—	—	—

	2/19/2018	50,781	—	21.02	2/19/2028	—	—	—	—

	2/18/2019	91,205	—	17.51	2/18/2029	—	—	—	—

	2/24/2020	108,108	—	18.98	2/24/2030	—	—	—	—

	2/15/2021	95,414	31,804	20.98	2/15/2031	—

	2/14/2022	62,284	62,283	28.50	2/14/2032

	2/17/2023	41,371	124,113	21.07	2/17/2033

	2/16/2024	—	204,081	15.48	2/16/2034

	Aggregate non- option awards	—	—	—	—	320,081	5,486,193	929,665	15,934,466

Clark Khayat	2/18/2019	22,801	—	17.51	2/18/2029	—	—	—	—

	2/24/2020	23,648	—	18.98	2/24/2030	—	—	—	—

	2/15/2021	19,971	6,656	20.98	2/15/2031	—	—	—	—

	2/14/2022	8,651	8,650	28.50	2/14/2032	—	—	—	—

	2/17/2023	7,092	21,276	21.07	2/17/2033	—	—	—	—

	2/16/2024	—	43,731	15.48	2/16/2034

	Aggregate non- option awards	—	—	—	—	60,796	1,042,042	278,648	4,776,023

52

Compensation of Executive Officers and Directors

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(2)	Option Exercise Price ($)(3)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Andrew J. “Randy” Paine III	2/15/2016	44,953	—	10.49	2/15/2026	—	—	—	—

	2/20/2017	39,130	—	18.96	2/20/2027	—	—	—	—

	2/19/2018	37,109	—	21.02	2/19/2028	—	—	—	—

	2/18/2019	65,146	—	17.51	2/18/2029	—	—	—	—

	2/24/2020	77,702	—	18.98	2/24/2030	—	—	—	—

	2/15/2021	53,254	17,751	20.98	2/15/2031	—	—	—	—

	2/14/2022	21,626	21,626	28.50	2/14/2032

	2/17/2023	14,185	42,552	21.07	2/17/2033

	2/16/2024	—	64,139	15.48	2/16/3034

	Aggregate non- option awards	—	—	—	—	109,896	1,883,621	310,915	5,329,082

Angela G. Mago	2/15/2016	62,850	—	10.49	2/15/2026	—	—	—	—

	2/20/2017	22,826	—	18.96	2/20/2027	—	—	—	—

	2/19/2018	22,460	—	21.02	2/19/2028	—	—	—	—

	2/18/2019	44,788	—	17.51	2/18/2029	—	—	—	—

	2/24/2020	54,054	—	18.98	2/24/2030	—	—	—	—

	2/15/2021	33,284	11,094	20.98	2/15/2031	—	—	—	—

	2/14/2022	16,436	16,435	28.50	2/14/2032

	2/17/2023	11,230	33,687	21.07	2/17/2033

	2/16/2024	—	55,393	15.48	2/16/2034

	Aggregate non- option awards	—	—	—	—	88,104	1,510,094	247,661	4,244,914

Amy G. Brady	2/20/2017	14,130	—	18.96	2/20/2027	—	—	—	—

	2/19/2018	19,531	—	21.02	2/19/2028	—	—	—	—

	2/18/2019	45,602	—	17.51	2/18/2029	—	—	—	—

	2/24/2020	47,297	—	18.98	2/24/2030	—	—	—	—

	2/15/2021	33,284	11,094	20.98	2/15/2031

	2/14/2022	12,976	12,975	28.50	2/14/2032

	2/17/2023	8,865	26,595	21.07	2/17/2033

	2/16/2024	—	43,731	15.48	2/16/2034

	Aggregate non- option awards	—	—	—	—	71,069	1,218,119	199,213	3,414,503

(1)	This column shows the number of common shares underlying outstanding stock options that have vested but have not yet been exercised as of December 31, 2024.

(2)

This column shows the number of common shares underlying outstanding stock options that have not vested as of December 31, 2024. The remaining vesting dates are shown in the following table. All options described below vest in four equal annual installments from the grant date.

Name	Grant Date	Options Outstanding	Remaining Vesting Dates

Christopher M. Gorman	2/15/2021	31,804	2/17/2025

	2/14/2022	62,283	2/17/2025, 2/17/2026

	2/17/2023	124,113	2/17/2025, 2/17/2026, 2/17/2027

	2/16/2024	204,081	2/17/2025, 2/17/2026, 2/17/2027, 2/17/2028

Clark Khayat	2/15/2021	6,656	2/17/2025

	2/14/2022	8,650	2/17/2025, 2/17/2026

	2/17/2023	21,276	2/17/2025, 2/17/2026, 2/17/2027

	2/16/2024	43,731	2/17/2025, 2/17/2026, 2/17/2027, 2/17/2028

Andrew J. “Randy” Paine III	2/15/2021	17,751	2/17/2025

	2/14/2022	21,626	2/17/2025, 2/17/2026

	2/17/2023	42,552	2/17/2025, 2/17/2026, 2/17/2027

	2/16/2024	64,139	2/17/2025, 2/17/2026, 2/17/2027, 2/17/2028

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Compensation of Executive Officers and Directors

Name	Grant Date	Options Outstanding	Remaining Vesting Dates

Angela G. Mago	2/15/2021	11,094	2/17/2025

	2/14/2022	16,435	2/17/2025, 2/17/2026

	2/17/2023	33,687	2/17/2025, 2/17/2026, 2/17/2027

	2/16/2024	55,393	2/17/2025, 2/17/2026, 2/17/2027, 2/17/2028

Amy G. Brady	2/15/2021	11,094	2/17/2025

	2/14/2022	12,975	2/17/2025, 2/17/2026

	2/17/2023	26,595	2/17/2025, 2/17/2026, 2/17/2027

	2/16/2024	43,731	2/17/2025, 2/17/2026, 2/17/2027, 2/17/2028

(3)

This column shows the exercise price for each stock option reported in the table, which was at least 100% of the fair market value of our common shares on the grant date (110%, for stock options granted after 2020).

(4)

This column shows the aggregate number of restricted stock units outstanding as of December 31, 2024. The remaining vesting dates are shown in the following table. All awards described below vest in four equal annual installments from the grant date, unless otherwise noted under “Vesting Schedules.”

Name	Grant Date	Shares or Units Outstanding	Remaining Vesting Dates	Vesting Schedules

Christopher M. Gorman	2/15/2021	20,626	2/17/2025

	2/14/2022	49,116	2/17/2025, 2/17/2026

	2/17/2023	92,933	2/17/2025, 2/17/2026, 2/17/2027

	2/16/2024	157,407	2/17/2025, 2/17/2026, 2/17/2027, 2/17/2028

Clark Khayat	2/15/2021	4,316	2/17/2025

	2/14/2022	6,820	2/17/2025, 2/17/2026

	2/17/2023	15,930	2/17/2025, 2/17/2026, 2/17/2027

	2/16/2024	33,729	2/17/2025, 2/17/2026, 2/17/2027, 2/17/2028

Andrew J. “Randy” Paine III	2/15/2021	11,511	2/17/2025

	2/14/2022	17,053	2/17/2025, 2/17/2026

	2/17/2023	31,861	2/17/2025, 2/17/2026, 2/17/2027

	2/16/2024	49,471	2/17/2025, 2/17/2026, 2/17/2027, 2/17/2028

Angela G. Mago	2/15/2021	7,195	2/17/2025

	2/14/2022	12,961	2/17/2025, 2/17/2026

	2/17/2023	25,224	2/17/2025, 2/17/2026, 2/17/2027

	2/16/2024	42,724	2/17/2025, 2/17/2026, 2/17/2027, 2/17/2028

Amy G. Brady	2/15/2021	7,195	2/17/2025

	2/14/2022	10,232	2/17/2025, 2/17/2026

	2/17/2023	19,913	2/17/2025, 2/17/2026, 2/17/2027

	2/16/2024	33,729	2/17/2025, 2/17/2026, 2/17/2027, 2/17/2028

(5)

This column shows the aggregate number of cash performance shares granted to the NEOs in 2023 and 2024 that were outstanding as of December 31, 2024, with the cash performance shares for 2023 shown at 50% and 2024 shown at the target value of 100%, each based on performance as of December 31, 2024. This column also includes the Capital and Earnings Improvement Award at 100% target value. The vesting date of the Capital and Earnings Improvement Awards is the date in the first quarter of fiscal 2027 on which the Compensation Committee certifies the level of achievement of the applicable performance goals. The vesting dates for each award of cash performance shares (including reinvested dividends) are shown in the following table.

Name	Grant Date	Shares or Units Outstanding	Remaining Vesting Dates
Christopher M. Gorman	2/17/2023	123,911	2/17/2026
	2/16/2024	314,814	2/17/2027
	12/30/2024	490,940	1/10/2027
Clark Khayat	2/17/2023	21,241	2/17/2026
	2/16/2024	67,459	2/17/2027
	12/30/2024	189,947	1/10/2027
Andrew J. “Randy” Paine III	2/17/2023	31,862	2/17/2026
	2/17/2023	10,620	2/17/2026
	2/16/2024	98,941	2/17/2027
	12/30/2024	169,491	1/10/2027

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Compensation of Executive Officers and Directors

Name	Grant Date	Shares or Units Outstanding	Remaining Vesting Dates
Angela G. Mago	2/17/2023	33,633	2/17/2026
	2/16/2024	85,449	2/17/2027
	12/30/2024	128,579	1/10/2027
Amy G. Brady	2/17/2023	25,552	2/17/2026
	2/16/2024	67,459	2/17/2027
	12/30/2024	105,201	1/10/2027

2024 Option Exercises and Stock Vested Table

The following table provides information regarding the exercise of stock options and the vesting of restricted stock units during the year ended December 31, 2024, for the NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Award Vesting Date	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Christopher M. Gorman	38,022	36,881	2/17/2024(2)	116,080	1,908,992

	—	—	2/24/2024(3)	16,859	293,623

	—	—	2/17/2024(4)	16,911	275,177

	—	—	2/17/2024(5)	20,841	327,630

	—	—	2/17/2024(6)	27,415	413,277

				198,106	3,218,699

Clark Khayat	—	—	2/17/2024(2)	24,295	399,539

	—	—	2/24/2024(3)	3,688	64,232

	—	—	2/17/2024(4)	3,539	57,587

	—	—	2/17/2024(5)	2,895	45,511

	—	—	2/17/2024(6)	4,700	70,852

	—	—	5/12/2024(7)	22,441	393,428

				61,558	1,031,149

Andrew J. “Randy” Paine III	13,307	15,170	2/17/2024(2)	47,683	786,189

	21,362	105,101	2/24/2024(3)	12,118	211,052

	45,000	384,282	2/17/2024(4)	9,439	153,592

	—	—	2/17/2024(5)	7,237	113,769

	—	—	2/17/2024(6)	9,400	141,704

				85,877	1,406,306

Angela G. Mago	3,612	4,659	2/17/2024(2)	40,492	665,908

	15,011	82,265	2/24/2024(3)	8,429	146,803

	—	—	2/17/2024(4)	5,899	95,989

	—	—	2/17/2024(5)	5,500	86,462

	—	—	2/17/2024(6)	7,442	112,187

				67,762	1,107,349

Amy G. Brady	13,856	38,450	2/17/2024(2)	40,492	665,908

	—	—	2/24/2024(3)	7,376	128,463

	—	—	2/17/2024(4)	5,899	95,989

	—	—	2/17/2024(5)	4,342	68,258

	—	—	2/17/2024(6)	5,875	88,565

				63,984	1,047,183

(1)

The value realized on exercise of an option award equals the number of shares for which the option was exercised multiplied by the excess of the closing market price of our common stock on the exercise date over the exercise price per share.

(2)

Mss. Brady, and Mago and Messrs. Khayat, Gorman, and Paine each received a grant of performance shares as part of our annual long-term incentive program on February 15, 2021, which were earned based on our performance between 2021 and 2023 and fully vested and were paid in cash on February 17, 2024, except for the awards earned by Mr. Paine, who elected to defer payment on a portion of his performance award under the Long-Term Incentive Deferral Plan (see page 58 of this proxy statement). In particular, Mr. Paine elected to defer payment of 19,754 performance shares, with a vesting date value of $338,588.

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Compensation of Executive Officers and Directors

(3)	Mss. Brady and Mago and Messrs. Khayat, Gorman, and Paine each received a grant of restricted stock units on February 24, 2020, one-quarter of which vested on February 17, 2024.

(4)	Mss. Brady and Mago and Messrs. Khayat, Gorman, and Paine each received a grant of restricted stock units on February 15, 2021, one-quarter of which vested on February 17, 2025.

(5)	Mss. Brady and Mago and Messrs. Khayat, Gorman, and Paine each received a grant of restricted stock units on February 14, 2022, one-quarter of which will vest on February 17, 2026.

(6)	Mss. Brady and Mago and Messrs. Khayat, Gorman, and Paine each received a grant of restricted stock units on February 17, 2023, one-quarter of which will vest on February 17, 2027.

(7)	Mr. Khayat received a grant of restricted stock units on May 12, 2021, which vested on May 12, 2024.

2024 Pension Benefits Table

The following table presents information about the NEOs’ participation in KeyCorp’s defined benefit pension plans. Values for participating NEOs are reported as of December 31, 2024. NEOs who have not participated in KeyCorp’s defined benefit pension plans are excluded from this table.

Name	Plan Name	Years of Credited Service (#)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)

Christopher M. Gorman	Consolidated Cash Balance Pension Plan	18	244,813	—

	Second Excess Cash Balance Pension Plan	18	802,844	—

Andrew J. “Randy” Paine III	Consolidated Cash Balance Pension Plan	16	244,900

	Second Excess Cash Balance Pension Plan	16	559,960	—

Angela G. Mago	Consolidated Cash Balance Pension Plan	22	432,379

	Second Excess Cash Balance Pension Plan	22	111,340	—

KeyCorp previously maintained both a qualified Consolidated Cash Balance Pension Plan (the “Pension Plan”) and a nonqualified Second Excess Cash Balance Pension Plan (the “Excess Plan”) in which employees, including NEOs, could participate. Credited service for Pension Plan and Excess Plan purposes was frozen as of December 31, 2009. Vesting service, however, continues to accrue.

Pension Plan

Effective December 31, 2009, KeyCorp froze the Pension Plan. Benefits accrued through December 31, 2009, will continue to be credited with interest until the participant commences distribution of benefits. The Pension Plan’s interest crediting rate is established annually and is based on the rate for 30-year U.S. Treasury securities. For 2024, the Pension Plan’s interest crediting rate was 4.00%. Participants’ Pension Plan distributions may be made upon the participant’s retirement, termination of employment, or death. Distributions may be made in the form of a single lump sum payment, in the form of an annuity, or in a series of actuarially equivalent installments.

Excess Plan

KeyCorp established the Excess Plan effective January 1, 2005, and the Excess Plan was frozen on December 31, 2009. Benefits that accrued through December 31, 2009, continue to be credited with interest until distribution. The Excess Plan’s interest crediting rate is the same as the interest crediting rate for the Pension Plan. Distributions are in the form of an annuity or actuarially equivalent installments.

Ms. Mago and Messrs. Gorman and Paine participate in both the Pension Plan and Excess Plan. Ms. Brady and Mr. Khayat do not participate in either of those plans.

56

Compensation of Executive Officers and Directors

2024 Nonqualified Deferred Compensation Table

The following table shows the nonqualified deferred compensation activity for the NEOs for 2024 under our Second Deferred Savings Plan (“SDSP”), its predecessor, the Deferred Savings Plan (“DSP”) and our Long-Term Incentive Deferral Plan. KeyCorp did not make any Company contributions to the SDSP, DSP or Long-Term Incentive Deferral Plan in fiscal 2024 on behalf of any of our NEOs.

Name	Executive Contributions in Last FY ($)(1)	KeyCorp Contributions in Last FY ($)(1)	Aggregate Earnings (Losses) in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)

Christopher M. Gorman – Deferred Savings Plan	—	—	647,382	—	8,491,664

Clark Khayat – Deferred Savings Plan	—	—	—	—	—

Clark Khayat – Second Deferred Savings Plan	—	—	—	—	—

Andrew J. “Randy” Paine III – Deferred Savings Plan	—	—	709,728	—	4,630,841

Andrew J. “Randy” Paine III – Second Deferred Savings Plan	273,750	—	194,109	—	1,943,171

Andrew J. “Randy” Paine III – Long-Term Incentive Deferral Plan	277,943	—	60,646	—	1,359,740

Angela G. Mago – Deferred Savings Plan	—	—	309,215	—	2,302,307

Angela G. Mago – Second Deferred Savings Plan	—	—	243,944	—	2,205,466

Amy G. Brady – Deferred Savings Plan	—	—	602,969	—	2,910,462

Amy G. Brady – Second Deferred Savings Plan	455,000	—	455,051	—	3,686,899

(1)

Executive contributions to the SDSP in the last fiscal year are reflected in the 2024 Summary Compensation Table on page 49 of this proxy statement. KeyCorp did not make any Company contributions to the SDSP, DSP or Long-Term Incentive Deferral Plan in 2024 on behalf of any of our NEOs.

(2)

Aggregate earnings (losses) in the last fiscal year are not reflected in the 2024 Summary Compensation Table on page 49 of this proxy statement because the earnings (losses) were neither preferential nor above-market.

(3)

The aggregate balances at the last fiscal year-end represent the total ending account balance on December 31, 2024, for each NEO under each of the SDSP and the DSP and, where applicable, the Long-Term Incentive Deferral Plan. Mr. Paine elected to defer 25% of his 2021 cash performance share award (otherwise payable in 2024) under the Long-Term Incentive Deferral Plan. The aggregate balances reported for the SDSP and the DSP include the following amounts that previously were reported in the Summary Compensation Table for prior fiscal years: Mr. Gorman’s executive contributions of $2,963,462, and KeyCorp contributions of $563,759; Mr. Paine’s executive contributions of $1,688,608, and KeyCorp contributions of $40,800; Ms. Mago’s executive contributions of $1,042,500; and Ms. Brady’s executive contributions of $3,373,339, and KeyCorp contributions of $40,500. The aggregate balance reported for the Long-Term Incentive Deferral Plan reflects the following amounts that previously were reported in the Summary Compensation Table for prior fiscal years, which in each case is equal to the aggregate grant date fair value of the portion of the cash performance shares that were granted in such prior fiscal years and that were deferred by the applicable executive under the Long-Term Incentive Deferral Plan: Mr. Paine’s executive contributions of $1,209,555.

Second Deferred Savings Plan

KeyCorp maintains the SDSP, effective for deferrals on and after January 1, 2019. Eligible employees are designated by KeyCorp, and participating employees may defer up to 75% of their base salary, 75% of their incentive/commission payments, and 75% of their annual incentive awards under the SDSP. KeyCorp also has the discretion to provide company contributions (which may include matching contributions) under the SDSP. SDSP deferrals are invested on a bookkeeping basis as selected by the participant from a range of notional investment funds. Distributions of vested SDSP benefits are made in accordance with participant elections, either following the participant’s separation from service or on a specified “in-service” payment date during the participant’s employment. The interest-bearing fund is credited with a monthly interest rate equal to 120% of the applicable long-term federal rate as published by the Internal Revenue Service. Distributions of vested SDSP benefits are made following the employee’s separation from service.

Deferred Savings Plan

Prior to 2019, KeyCorp participating employees could elect to defer compensation and receive a matching contribution under the DSP. The DSP was closed to future deferrals upon the adoption of the SDSP. Participating employees were eligible to defer up to 50% of their base salary and up to 100% of their annual incentive awards in excess of IRS compensation limits

57

Compensation of Executive Officers and Directors

for the year. For years prior to 2019, we provided DSP participants with an employer match on the first 6% of participant deferrals under the DSP in excess of the IRS compensation limits, subject to a maximum cap and a three-year vesting requirement. DSP account balances are invested on a bookkeeping basis in investment funds that mirror the funds offered under the 401(k) Savings Plan as well as in an interest-bearing fund with a monthly interest rate equal to 120% of the applicable long-term federal rate as published by the Internal Revenue Service. Distributions of vested DSP benefits are made following the employee’s separation from service.

Long-Term Incentive Deferral Plan

Beginning with performance share awards granted in 2019, executive officers are eligible to participate in our non-qualified Long-Term Incentive Deferral Plan, which provides our executive officers the ability to defer receipt of between 25% and 80% of their performance share award beyond the original vesting date to a date not sooner than their termination date. Performance share awards deferred under the Long-Term Incentive Deferral Plan are credited to participant accounts after the awards are earned and vested. Participant accounts under the Long-Term Incentive Deferral Plan are credited with earnings on a bookkeeping basis based on the value of notional KeyCorp common shares, plus dividend equivalents to be credited (where applicable) consistent with the manner of crediting dividend equivalents pursuant to the terms of the applicable performance share award.

Potential Payments Upon Termination or Change of Control

The following table describes the compensation and benefit enhancements that generally would be provided to the NEOs in various scenarios involving a termination of employment, other than compensation and benefits generally available to all salaried employees. We may also negotiate other benefits in connection with the termination of a NEO’s employment. The table describes our 2024 equity grant practices. To the extent relevant, prior practices are described in the footnotes.

Termination Event (1)	Severance Pay	Annual Incentive (2)	Stock Options	Restricted Stock Units (3)	Performance Awards	Nonqualified Pension Benefits (4)	Nonqualified Deferred Compensation (5)
Death	None	Forfeited unless employed on payment date	Full vesting; all expire at earlier of four years or normal expiration	Full vesting and immediate distribution	Full vesting and immediate distribution at target	Full vesting of unvested balance with five years of service	Full vesting of unvested company contributions
Disability	None	Forfeited unless employed on payment date	Full vesting; all expire at earlier of five years or normal expiration	Full vesting and immediate distribution	Full vesting and immediate distribution at target	Full vesting of unvested balance upon termination	Full vesting of unvested company contributions
Retirement	None	Forfeited unless employed on payment date	Pro rata vesting, or full vesting if retire on or after age 60 with 10 years of service (8); all expire at earlier of five years or normal expiration	Pro rata vesting, or full vesting if retire on or after age 60 with 10 years of service (8), distribution on vesting dates	For cash performance shares, pro rata vesting, or full vesting if retire on or after age 60 with 10 years of service (8), distribution on vesting date Capital and Earnings Improvement Awards would be forfeited	Full vesting of unvested balance	Full vesting of unvested company contributions with three years of service
Limited Circumstances	Up to 52 weeks salary continuation	Forfeited unless employed on payment date	Full vesting (unless otherwise determined by the Compensation Committee) on remaining vesting dates; all expire at earlier of five years or normal expiration (6)	Full vesting (unless otherwise determined by the Compensation Committee) and distribution on remaining vesting dates	For cash performance shares, full vesting and distribution on vesting date Capital and Earnings Improvement Awards would be forfeited	Unvested balance forfeited unless 25 years of service	Full vesting of unvested company contributions

58

Compensation of Executive Officers and Directors

Termination Event (1)	Severance Pay	Annual Incentive (2)	Stock Options	Restricted Stock Units (3)	Performance Awards	Nonqualified Pension Benefits (4)	Nonqualified Deferred Compensation (5)
Change of Control Termination	Two times sum of base salary and the target annual incentive (CEO receives a three- times benefit) Payment equal to 18 months COBRA premiums	Forfeited unless employed on payment date	Full vesting; all expire at earlier of two years or normal expiration	Full vesting and immediate distribution	Full vesting (7)	Full vesting of unvested balance	Full vesting of unvested company contributions Payment equal to two additional years (CEO receives three years) of matching contributions under qualified and nonqualified retirement plans

(1)	For purposes of the table above and, where applicable, the following tables, we define:

“Retirement” to mean a NEO’s voluntary termination on or after age 55 with five years of service;

“Limited Circumstances” as a termination in which a NEO becomes entitled to severance benefits either (i) under our Separation Pay Plan which generally provides all employees with benefits in the event of a loss of employment due to a reduction in staff, or (ii) pursuant to a separation agreement entered into in connection with the termination. We may negotiate severance arrangements in the context of a NEO’s termination which may include the benefits described above for a termination under “Limited Circumstances” or such other benefits as may be negotiated in connection with the termination.

“Change of Control Termination” as a NEO’s involuntary termination or voluntary termination for “good reason,” in each case within two years following a change of control.

(2)

Notwithstanding the general rule of forfeiture, all employees are eligible to receive a discretionary prorated annual incentive earned for the year of termination, and we may also pay annual incentives earned with respect to performance in the immediately preceding year, to the extent unpaid at the time of termination.

(3)

Any restricted stock units attributable to annual cash incentives that were required to be deferred in accordance with our deferral requirements will vest in full on the remaining vesting dates if an employee terminates as result of a Retirement or Limited Circumstances; however, in the event of a termination of employment due to Death or Disability, any restricted stock units attributable to annual cash incentives that were required to be deferred in accordance with our deferral requirements will vest in full and be distributed immediately.

(4)	Please see the narrative to the 2024 Pension Benefits Table for more information about our nonqualified pension plans.

(5)	Please see the narrative to the 2024 Nonqualified Deferred Compensation Table for more information about our nonqualified deferred compensation plans.

(6)	Prior to 2018, vested stock options expired at the earlier of three years or normal expiration.

(7)

Unvested awards that become vested due to a Change of Control Termination vest at target unless both the change of control and termination occur after the end of the performance period, in which case the amount of the award would be based on actual performance. The award would then be distributed immediately.

(8)

Upon retirement after age 60 with 10 years of service, full vesting applies to equity awards after the first anniversary of the applicable date of grant (unless determined otherwise by the Compensation Committee).

59

Compensation of Executive Officers and Directors

2024 Post-Termination Tables

The following tables set forth the compensation that would be paid by KeyCorp to the NEOs assuming a termination of employment and/or Change of Control Termination on December 31, 2024, in the various scenarios outlined below. Except as otherwise noted below, the values reported for stock options, restricted stock units, and performance awards are based on the closing price of KeyCorp common shares on December 31, 2024, of $17.14.

Christopher M. Gorman

Termination Event	Severance Pay ($)	Annual Incentive ($)	Stock Options ($)	Restricted Stock Units ($)	Performance Awards ($)(4)	Nonqualified Pension Benefits ($)	Nonqualified Deferred Compensation ($)	Totals ($)
Death	—	—	338,774	5,486,193	18,058,300	—	—	23,883,267
Disability	—	—	338,774	5,486,193	18,058,300	—	—	23,883,267
Retirement (1)	—	—	70,577	3,350,314	5,746,527			9,167,418
Limited Circumstances (2)	1,200,000	—	338,744	5,486,193	9,643,588	—	—	16,668,556
Change of Control Termination (3)	11,723,336	—	338,744	5,486,193	18,058,300	—	69,000	35,675,603

(1)

Mr. Gorman is retirement eligible as he is at least age 60 with at least 10 years of service and therefore would receive full vesting treatment on unvested restricted stock units or stock option equity awards (as long as the award is more than one year outstanding). Mr. Gorman is also fully vested in all retirement and pension benefits, so there would be no accelerated value associated with a termination.

(2)

In the event of a termination under Limited Circumstances, Mr. Gorman would be eligible for up to one year of base salary in severance. In certain circumstances and in our discretion, Mr. Gorman may also be eligible for a pro-rated portion of the target Annual Incentive attributable to the performance year in which a termination of employment occurs, generally based on the length of time worked during such year.

(3)

Mr. Gorman is entitled to receive severance of three times the sum of his base salary and target annual incentive plus annual COBRA medical premiums as a result of a Change of Control Termination, as well as three additional years of deferred compensation matching contributions.

(4)

The Capital & Earnings Improvement Award granted to Mr. Gorman on December 30, 2024, is included in this column. Note that the Capital & Earnings Improvement Awards do not provide for vesting upon a voluntary resignation, including retirement, or upon a termination under limited circumstances.

Clark Khayat

Termination Event	Severance Pay ($)	Annual Incentive ($)	Stock Options ($)	Restricted Stock Units ($)	Performance Awards ($)	Nonqualified Pension Benefits ($)	Nonqualified Deferred Compensation ($)	Totals ($)
Death	—	—	72,593	1,042,042	5,140,100	—	—	6,254,736
Disability	—	—	72,593	1,042,042	5,140,100	—	—	6,254,736
Retirement (1)	—	—	—	—	—	—	—	—
Limited Circumstances (2)	600,000	—	72,593	1,042,042	1,884,409	—	—	3,599,045
Change of Control Termination (3)	6,321,004	—	72,593	1,042,042	5,140,100	—	46,000	12,621,740

(1)	Mr. Khayat is not retirement eligible and therefore all unvested, outstanding equity awards would be forfeited.

(2)

In the event of a termination under Limited Circumstances, Mr. Khayat would be eligible for up to one year of base salary in severance. In certain circumstances and in our discretion, Mr. Khayat may also be eligible for a pro-rated portion of the target Annual Incentive attributable to the performance year in which a termination of employment occurs, generally based on the length of time worked during such year.

(3)

Mr. Khayat is entitled to receive severance of two times the sum of his base salary and target annual incentive plus annual COBRA medical premiums as a result of a Change of Control Termination, as well as two additional years of deferred compensation matching contributions.

60

Compensation of Executive Officers and Directors

(4)

The Capital & Earnings Improvement Award granted to Mr. Khayat on December 30, 2024, is included in this column. Note that the Capital & Earnings Improvement Awards do not provide for vesting upon a voluntary resignation, including retirement, or upon a termination under limited circumstances.

Andrew J. “Randy” Paine

Termination Event	Severance Pay ($)	Annual Incentive ($)	Stock Options ($)	Restricted Stock Units ($)	Performance Awards ($)	Nonqualified Pension Benefits ($)(1)	Nonqualified Deferred Compensation ($)	Totals ($)
Death	—	—	106,471	1,883,621	6,057,237	—	—	8,047,328
Disability	—	—	106,471	1,883,621	6,057,237	—	—	8,047,328
Retirement (1)	—	—	22,181	823,046	1,361,002	—	—	2,206,228
Limited Circumstances (2)	600,000	—	106,471	1,883,621	3,152,161	—	—	5,742,252
Change of Control Termination (3)	7,535,765	—	106,471	1,883,621	6,057,237		46,000	15,629,093

(1)

Mr. Paine is retirement eligible as he is at least 55 with five years of service, and therefore would receive pro rata vesting treatment on all unvested, outstanding equity awards. Mr. Paine is also fully vested in all retirement and pension benefits, so there would be no accelerated value associated with a termination.

(2)

In the event of a termination under Limited Circumstances, Mr. Paine would be eligible for up to one year of base salary in severance. In certain circumstances and in our discretion, Mr. Paine may also be eligible for a pro-rated portion of the target Annual Incentive attributable to the performance year in which a termination of employment occurs, generally based on the length of time worked during such year.

(3)

Mr. Paine is entitled to receive severance of two times the sum of his base salary and target annual incentive plus annual COBRA medical premiums as a result of a Change of Control Termination, as well as two additional years of deferred compensation matching contributions.

(4)

The Capital & Earnings Improvement Award granted to Mr. Paine on December 30, 2024, is included in this column. Note that the Capital & Earnings Improvement Awards do not provide for vesting upon a voluntary resignation, including retirement, or upon a termination under limited circumstances.

Angela G. Mago

Termination Event	Severance Pay ($)	Annual Incentive ($)	Stock Options ($)	Restricted Stock Units ($)	Performance Awards ($)	Nonqualified Pension Benefits ($)	Nonqualified Deferred Compensation ($)	Totals ($)
Death	—	—	91,952	1,510,094	4,821,384	—	—	6,423,431
Disability	—	—	91,952	1,510,094	4,821,384	—	—	6,423,431
Retirement (1)	—	—	19,156	626,210	1,111,375	—	—	1,756,741
Limited Circumstances (2)	600,000	—	91,952	1,510,094	2,617,540	—	—	4,819,586
Change of Control Termination (3)	5,125,539	—	91,952	1,510,094	4,821,384	—	46,000	11,594,969

(1)

Ms. Mago is retirement eligible as she is at least 55 with five years of service, and therefore would receive pro rata vesting treatment on all unvested, outstanding equity awards. Ms. Mago is also fully vested in all retirement and pension benefits, so there would be no accelerated value associated with a termination.

(2)

In the event of a termination under Limited Circumstances, Ms. Mago would be eligible for up to one year of base salary in severance. In certain circumstances and in our discretion, Ms. Mago may also be eligible for a pro-rated portion of the target Annual Incentive attributable to the performance year in which a termination of employment occurs, generally based on the length of time worked during such year.

(3)

Ms. Mago is entitled to receive severance of two times the sum of her base salary and target annual incentive plus annual COBRA medical premiums as a result of a Change of Control Termination, as well as two additional years of deferred compensation matching contributions.

(4)

The Capital & Earnings Improvement Award granted to Ms. Mago on December 30, 2024, is included in this column. Note that the Capital & Earnings Improvement Awards do not provide for vesting upon a voluntary resignation, including retirement, or upon a termination under limited circumstances.

61

Compensation of Executive Officers and Directors

Amy G. Brady

Termination Event	Severance Pay ($)	Annual Incentive ($)	Stock Options ($)	Restricted Stock Units ($)	Performance Awards ($)	Nonqualified Pension Benefits ($)	Nonqualified Deferred Compensation ($)	Totals ($)
Death	—	—	72,593	1,218,119	3,869,607	—	—	5,160,319
Disability	—	—	72,593	1,218,119	3,869,607	—	—	5,160,319
Retirement (1)	—	—	15,123	519,239	877,397	—	—	1,411,758
Limited Circumstances (2)	700,000	—	72,593	1,218,119	2,066,462	—	—	4,057,174
Change of Control Termination (3)	6,025,539	—	72,593	1,218,119	3,869,607	—	46,000	11,231,858

(1)	Ms. Brady is retirement eligible as she is at least 55 with five years of service, and therefore would receive pro rata vesting treatment on all unvested, outstanding equity awards.

(2)

In the event of a termination under Limited Circumstances, Ms. Brady would be eligible for up to one year of base salary in severance. In certain circumstances and in our discretion, Ms. Brady may also be eligible for a pro-rated portion of the target Annual Incentive attributable to the performance year in which a termination of employment occurs, generally based on the length of time worked during such year.

(3)

Ms. Brady is entitled to receive severance of two times the sum of her base salary and target annual incentive plus annual COBRA medical premiums as a result of a Change of Control Termination, as well as two additional years of deferred compensation matching contributions.

(4)

The Capital & Earnings Improvement Award granted to Ms. Brady on December 30, 2024, is included in this column. Note that the Capital & Earnings Improvement Awards do not provide for vesting upon a voluntary resignation, including retirement, or upon a termination under limited circumstances.

62

Compensation of Executive Officers and Directors

Pay Ratio

In compliance with Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Item 402(u) of Regulation S-K, we are providing the following information with respect to our last completed fiscal year. The pay ratio information provided below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For 2024, the median of the annual total compensation of all employees, excluding the CEO, is $87,835. The annual total compensation of the CEO, as reported in the 2024 Summary Compensation Table (“SCT”), is $18,638,612. The ratio of the annual total compensation of the CEO to the median of the annual total compensation of all other employees is 212 to 1.

In determining the information provided above, we used the following methodology and estimates:

As permitted by the SEC’s rules, we used the same median employee who was used for purposes of our 2023 pay ratio disclosure which median employee was identified in the following manner:

•	We compiled a list of all employees as of December 31, 2023, other than the CEO.

•

We also excluded from that list all employees located outside of the United States (“U.S.”), who represent less than 5% of our total employee population. The excluded non-U.S. employees are located in England, and the approximate number of employees excluded from that jurisdiction was two. A total of two non-U.S. employees were excluded from the list and a total of 17,350 U.S. employees were included on the list.

•

We used wages reported in Box 1 of IRS Form W-2 as a consistently applied compensation measure to identify the median employee from the remaining employees on the list. For this purpose, we did not annualize the wages of any individuals who were employed less than the full fiscal year.

•

Upon further review, we noted that the median employee’s compensation reflected anomalous characteristics that could significantly distort the pay ratio calculation. As a result, we selected as our median employee a similarly compensated employee whose compensation did not include such anomalous characteristics.

We calculated the 2024 annual total compensation of the median employee identified in the manner described above using the same methodology that we used to determine the 2024 annual total compensation of the CEO, as reported in the SCT.

It should be noted that the pay ratio disclosure rules of Item 402(u) of Regulation S-K provide companies with a great deal of flexibility in determining their pay ratio reporting methodologies and in estimating the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all other employees. As such, our methodology may differ materially from the methodology used by other companies to prepare their pay ratio disclosures, which, among other factors such as differences in employee populations, geographic locations, business strategies, and compensation practices, may contribute to a lack of comparability between our pay ratio and the pay ratio reported by other companies, including other companies within the financial services industry.

63

Compensation of Executive Officers and Directors

Required Pay Versus Performance Disclosure

The following information is being provided as required by Item 402(v) of Regulation
S-K
(“Item 402(v)”) with respect to Key’s five most recently completed fiscal years.
The table below shows pay both as reported in the Summary Compensation Table (“SCT Total”) for the applicable fiscal year and as “Compensation Actually Paid” for each principal executive officer (“PEO”, for Key, refers to our then-current Chief Executive Officer) and as an average of all of our non-PEO
named executive officers (“Other NEOs”) for the applicable fiscal year. Both SCT Total pay and Compensation Actually Paid are calculated in accordance with Regulation
S-K,
and differ substantially from the way that Key makes pay decisions. For example, SCT Total pay includes the accounting value of long-term incentive awards granted within the applicable fiscal year (which we generally consider to be part of the prior fiscal year’s total pay), and short-term incentive compensation with respect to that fiscal year, but paid in the immediately succeeding fiscal year. Similarly, Compensation Actually Paid calculates the change in value of outstanding long-term incentive awards during the applicable fiscal year, even if no compensation was realized from such awards.
The table also shows, each as required by Item 402(v), (i) Key’s cumulative total shareholder return (“TSR”), (ii) the TSR of a market capitalization weighted peer group, (iii) Key’s net income for the applicable fiscal year, and (iv) Key’s performance with respect to a “company-selected measure” which in our assessment represents the most important financial performance metric used to link Compensation Actually Paid to our named executive officers for the most recently completed fiscal year to Key’s performance. We selected Return on Tangible Common Equity (“ROTCE”) as our required company-selected measure. ROTCE is a return on equity measure that is commonly used to compare the performance of banks.

Year	SCT Total for PEO (Gorman) 1,8	SCT Total for PEO (Mooney) 1,8	Compensation Actually Paid to PEO (Gorman) 3	Compensation Actually Paid to PEO (Mooney) 3	Avg SCT Total for Other NEOs 2	Avg Comp Actually Paid to Other NEOs 3	Value of Initial Fixed $100 Investment Based On		Net Income (Loss) 6	ROTCE (Company- Selected Measure) 7
							Key’s Total TSR 4	Peer Group TSR 5

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
2024	$18,638,612	—	$21,164,867	—	$6,272,988	$6,933,470	$108.38	$122.23	$(161,000,000)	-3.01%
2023	$10,268,718	—	$4,458,764	—	$3,449,335	$1,785,855	$86.44	$97.15	$967,000,000	9.63%
2022	$10,463,627	—	$6,082,087	—	$4,218,255	$2,400,360	$97.73	$98.15	$1,917,000,000	18.40%
2021	$8,653,484	—	$15,582,042	—	$4,737,878	$8,727,060	$124.75	$118.60	$2,625,000,000	19.47%
2020	$5,890,655	$11,512,891	$4,405,510	$8,494,214	$4,347,408	$3,444,490	$85.50	$88.88	$1,343,000,000	9.62%

(1)	“SCT Total” in columns (b) and (c) is the “Total ($)” reported in the summary compensation table for the applicable PEO(s) for the applicable fiscal year.

(2)
“SCT Total’ in column (f) is the average of the “Total ($)” reported in the summary compensation table for the Other NEOs listed in an applicable fiscal year. For 2020 through 2022, our Other NEOs were Mr. Kimble, Mr. Paine, Ms. Brady and Ms. Mago. For 2023, our Other NEOs were Mr. Khayat, Mr. Kimble, Mr. Paine, Ms. Brady and Ms. Mago. For 2024, our Other NEOs were Mr. Khayat, Mr. Paine, Ms. Brady and Ms. Mago.

(3)
“Compensation Actually Paid” in columns (d), (e), and (g) was calculated in accordance with the requirements of Item 402(v). Key’s pension plan is frozen, and no service costs accrue on the plan. As a result, no pension values are reflected in this number, as the originally reported “Change in Pension Value” for each applicable fiscal year was subtracted from the amounts shown in columns (b), (c), and (f), as applicable, per Item 402(v). As required by Item 402(v), the amounts shown in columns (b), (c), and (f), as applicable, were also decreased by the reported “Stock Awards” and “Option Awards” for each applicable fiscal year. Outstanding and unvested equity awards were then re-valued
as of the following dates:

(a)
Outstanding stock option grants were
re-valued
using a lattice model and in accordance with generally accepted accounting standards, as applicable, as of December 31, 2019, December 31, 2020, December 31, 2021, December 31, 2022, December 31, 2023, December 31, 2024 and as of any applicable vesting date.

(b)
Outstanding cash performance awards were valued, as applicable, as of December 31, 2019, December 31, 2020, December 31, 2021, December 31, 2022, December 31, 2023, and December 31, 2024 (based on our estimate of the outcome of the applicable performance conditions as of the last day of the applicable fiscal year) and as of any applicable vesting date.

(c)
Outstanding restricted stock unit awards were valued, as applicable, as of December 31, 2019, December 31, 2020, December 31, 2021, December 31, 2022, December 31, 2023, December 31, 2024, and as of any applicable vesting date.

(d)	The Capital and Earnings Improvement Awards granted December 30, 2024 were valued as of December 31, 2024 (assuming 100% financial performance due to the recency of the grant).

64

Compensation of Executive Officers and Directors

The recalculated equity award values were added to the amounts shown in columns (b), (c), and (f), as applicable, resulting in the “Compensation Actually Paid” values shown in columns (d), (e), and (g), respectively and as applicable.

The charts below show the deductions from and additions to SCT Total Compensation and Average SCT Total Compensation that were made in order to calculate Compensation Actually Paid as reported in columns (d), (e), and (g) for each year included in the Pay Versus Performance Table:

Deductions and Additions to SCT Total for PEO (Gorman, column d)

	Pension Value Adjustments			Stock Award and Option Award Adjustments

Year	Deduct Change in Pension Value Reported in Summary Compensation Table	Add Service Cost	Add Prior Service Cost	Deduct Value of Stock Awards and Option Awards Reported in Summary Compensation Table	Add Year End Fair Value of Unvested Equity Awards Granted During the Fiscal Year	Add Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	Add Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Add Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Subtract Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Add Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation
2024	($40,879)	$0	$0	($14,570,276)	$16,928,259	$943,124	$0	($105,435)	($1,200,456)	$571,918
2023	($27,606)	$0	$0	($6,999,983)	$3,940,984	($3,843,463)	$0	$374,227	$ 0	$745,887
2022	($14,895)	$0	$0	($7,199,958)	$4,767,435	($2,857,610)	$0	$553,287	$ 0	$370,202
2021	($15,862)	$0	$0	($4,299,986)	$7,153,407	$2,917,573	$0	$597,635	$ 0	$575,791
2020	($25,425)	$0	$0	($3,199,987)	$2,833,848	($1,307,371)	$0	($ 92,664)	$ 0	$306,454

Deductions and Additions to SCT Total for PEO (Mooney, column e)

	Pension Value Adjustments			Stock Award and Option Award Adjustments

Year	Deduct Change in Pension Value Reported in Summary Compensation Table	Add Service Cost	Add Prior Service Cost	Deduct Value of Stock Awards and Option Awards Reported in Summary Compensation Table	Add Year End Fair Value of Unvested Equity Awards Granted During the Fiscal Year	Add Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	Add Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Add Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Subtract Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Add Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation
2024	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2023	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2022	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2021	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	($2,746)	$0	$0	($9,599,972)	$8,759,084	($2,816,527)	$0	($179,885)	$0	$821,370

Average Deductions and Additions to SCT Total for Other NEOs (column g)

	Pension Value Adjustments (all amounts for Other NEOs reported as averages)			Stock Award and Option Award Adjustments (all amounts for Other NEOs reported as averages)

Year	Deduct Change in Pension Value Reported in Summary Compensation Table	Add Service Cost	Add Prior Service Cost	Deduct Value of Stock Awards and Option Awards Reported in Summary Compensation Table	Add Year End Fair Value of Unvested Equity Awards Granted During the Fiscal Year	Add Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	Add Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Add Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Subtract Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Add Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation
2024	($13,155)	$0	$0	($4,061,833)	$4,660,458	$ 243,435	$0	($ 31,512)	($287,608)	$150,696
2023	($7,107)	$0	$0	($1,910,248)	$1,174,016	($1,346,563)	$0	$186,443	$ 0	$239,980
2022	($3,114)	$0	$0	($2,074,966)	$1,373,934	($1,574,838)	$0	$305,653	$ 0	$155,437
2021	($5,105)	$0	$0	($2,049,973)	$3,426,293	$1,931,130	$0	$334,283	$ 0	$352,555
2020	($8,182)	$0	$0	($2,249,970)	$1,980,122	($ 771,384)	$0	($ 53,625)	$ 0	$200,121

65

Compensation of Executive Officers and Directors

(4)
Key’s TSR for each year listed is based on the percentage change in total shareholder return over the relevant period based on an initial $100 investment on December 31, 2019. The time periods shown in the table are December 31, 2019 – December 31, 2020, December 31, 2019 – December 31, 2021, December 31, 2019 – December 31, 2022, December 31, 2019 – December 31, 2023 and December 31, 2019 – December 31, 2024.

(5)
The issuers included in Key’s peer group for purposes of TSR disclosure in this column for each fiscal year are as follows: Citizens Financial Group, Inc., Comerica Incorporated, Fifth Third Bancorp, Huntington Bancshares Incorporated, M&T Bank Corporation, The PNC Financial Services Group, Inc., Regions Financial Corporation, Truist Financial Corporation, U.S. Bancorp, and Zions Bancorporation. Peer Group TSR for each year listed is based on the percentage change in total shareholder return over the relevant period based on an initial $100 investment on December 31, 2019. The time periods shown in the table are December 31, 2019 – December 31, 2020, December 31, 2019 – December 31, 2021, December 31, 2019 – December 31, 2022, December 31, 2019 – December 31, 2023, and December 31, 2019 – December 31, 2024.

(6)	Net Income was calculated in accordance with GAAP and is shown as reported in the Form 10-K Key filed for the applicable fiscal year.

(7)
ROTCE is a
non-GAAP
measure, which we define as income from continuing operations attributable to Key common shareholders (GAAP) divided by average KeyCorp shareholders’ equity, less average intangible assets, adjusted for average purchased credit card relationships, less average preferred stock. Key uses absolute adjusted ROTCE in its short-term incentive plan and relative adjusted ROTCE in its long-term incentive awards, as further described under “Total Pay for our Named Executive Officers” on page 32 of this proxy statement and Definitions of Certain Financial Terms on page 45 of this proxy statement.

(8)	Mr. Gorman succeeded Ms. Mooney as Key’s Chief Executive Officer as of May 1, 2020.
The following chart
shows
the relationship between (i) Compensation Actually Paid to our PEO(s) and Average Compensation Actually Paid to our Other NEOs, and (ii) Key’s TSR, as well as (iii) the relationship between Key’s TSR and the TSR of our peer group. As the chart demonstrates, as our TSR increases, the value of Compensation Actually Paid (as we are required to calculate it for purposes of this disclosure) generally also increases, due to the large percentage of executive officer compensation that is paid in the form of long-term incentives, the value of which is tied to Key’s share price.

66

Compensation of Executive Officers and Directors

The following chart compares (i) Compensation Actually Paid to our PEO(s) and Average Compensation Actually Paid to our Other NEOs, and (ii) our Company-Selected Measure, ROTCE. We have historically used absolute adjusted ROTCE as a performance metric in our annual (short-term) incentive plan and relative adjusted ROTCE as a performance metric in our long-term incentive program due to the strong correlation between adjusted ROTCE and the delivery of positive share price performance to our shareholders. Note that ROTCE results shown below in 2024 were unfavorably impacted by the loss that we incurred in connection with the previously reported repositioning of our securities portfolio.

The chart below shows the relationship between Net Income and Compensation Actually Paid. We do not find Net Income to be an appropriate measure for assessing the relationship between Compensation Actually Paid and Key’s financial performance. For example, as a bank, we are required to make assumptions around future expected credit losses at the time we originate a loan or a debt instrument. These expected losses have the effect of reducing our Net Income, even though no actual loss has occurred. As conditions change, we may revise these assumptions and change our future expectations. To the extent that these assumptions lower the expectations of future credit losses, we are able to recognize this as a benefit to Net Income. For this reason, we do not include Net Income as a measure in any of our incentive plans. Note also that Net Income results shown below in 2024 were unfavorably impacted by the loss that we incurred in connection with the previously reported repositioning of our securities portfolio.

Item 402(v) also requires that we provide the following tabular list of at least three and not more than seven financial performance measures that we have determined are our most important financial performance measures used to link compensation actually paid for the most recently completed fiscal year to Key’s performance:

Most Important Performance Measures
EPS
CET-1 Ratio
ROTCE

67

Compensation of Executive Officers and Directors

Directors’ Compensation

Consistent with our philosophy of aligning the economic interests of our directors and shareholders, the directors’ compensation paid to each non-employee director of KeyCorp consists of: (i) a cash retainer and (ii) stock-based compensation, referred to as “deferred shares.” The total amount of the cash retainer paid to each director differs depending upon whether the director serves as a member of certain committees of the Board, as chair of a committee of the Board, or as Lead Director of the Board. Mr. Gorman, as an employee of KeyCorp, did not receive in 2024 and will not receive in 2025 any compensation for his service as a director.

Annually, the Nominating and Corporate Governance Committee reviews the amount and form of directors’ compensation payable to KeyCorp directors, including by comparing our program to the amounts and forms of directors’ compensation payable at bank holding companies in our Peer Group (identified on page 42 of this proxy statement). The Nominating and Corporate Governance Committee periodically requests information from CAP to assist in this annual review and did so in connection with setting director compensation for 2025. The Nominating and Corporate Governance Committee reports the results of its annual review to the full Board and recommends to the full Board changes, if any, to directors’ compensation. The Nominating and Corporate Governance Committee recommended an increase to the base retainer of $5,000, an increase in the deferred share award of $5,000, an increase in the additional Lead Director retainer of $5,000, and recommended $15,000 of additional cash retainer to certain directors for extraordinary service during 2024, which was approved and paid in 2024. Director compensation for 2024 and 2025 is described in the following table:

Annual Compensation Element	2024 ($)	2025 ($)

Cash Retainer	100,000	105,000

Deferred Share Award	140,000	145,000

Lead Director	45,000	50,000

Audit Committee Chair	40,000	40,000

Risk Committee Chair	40,000	40,000

Compensation and Organization Committee Chair	25,000	25,000

Technology Committee Chair	25,000	25,000

Nominating and Corporate Governance Committee Chair	25,000	25,000

Audit Committee Member	15,000	15,000

Risk Committee Member	15,000	15,000

Extraordinary Service Retainer	15,000	15,000

Deferral of Cash Retainer

Directors may elect to defer payment of all or a portion of their cash retainer to a future date. Under the Directors’ Deferred Share Sub-Plan, the deferred cash retainer is converted into deferred shares that are payable in KeyCorp common shares on the specified deferral date.

Deferred Shares

The Board has determined that a significant portion of the Board’s compensation should be equity compensation in order to more closely align the economic interests of directors and shareholders. Each non-employee director receives an annual award of deferred shares consisting of restricted stock units under the Directors’ Deferred Share Sub-Plan.

Each grant is subject to a minimum three-year deferral period, which is accelerated upon a director’s separation from the Board. The deferred shares are paid 50% in KeyCorp common shares and 50% in cash based on the value of a KeyCorp common share on the earlier of the last day of the deferral period or the date of the director’s separation from the Board.

Directors may elect to further defer the payment of any award of deferred shares beyond three years. If a further deferral election is made, 100% of these further deferred shares are paid in the form of KeyCorp common shares. Payment is not made on any further deferred shares until the designated deferral date, which may be beyond the director’s separation from the Board.

68

Compensation of Executive Officers and Directors

2024 Director Compensation Table

The following table sets forth certain information regarding the compensation earned by or paid to each non-employee director who served on the Board of Directors in 2024. Mr. Gorman, as an employee of KeyCorp, was not compensated for his services as a director.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Jacqui L. Allard (3)	—	—	—
Alexander M. Cutler	170,000	139,987	309,987
H. James Dallas	140,000	139,987	279,987
Elizabeth R. Gile	155,000	139,987	294,987
Ruth Ann M. Gillis	115,000	139,987	254,987
Robin N. Hayes	115,000	139,987	254,987
Carlton L. Highsmith	107,500	139,987	247,487
Richard J. Hipple	155,000	139,987	294,987
Somesh Khanna (3)	—	—	—
Devina A. Rankin	115,000	139,987	254,987
Barbara R. Snyder	112,500	139,987	252,487
Richard J. Tobin	107,500	139,987	247,487
Todd J. Vasos	112,500	139,987	252,487
David K. Wilson	130,000	139,987	269,987

1)

Amounts reported in the “Fees Earned or Paid in Cash” column include fees for service as chair of a Board committee during 2024 as follows: Barbara R. Snyder (January to July) and Todd J. Vasos (July to December), Compensation and Organization Committee Chair; Richard J. Hipple, Audit Committee Chair; Elizabeth R. Gile, Risk Committee Chair; H. James Dallas, Technology Committee Chair; and Alexander M. Cutler, Nominating and Corporate Governance Committee Chair. Amounts reported in the “Fees Earned or Paid in Cash” column further include fees for service as a member of the Risk Committee and Audit Committee during 2024 as follows: H. James Dallas, Audit Committee Member (January to July) and Risk Committee Member (July to December); Ruth Ann M. Gillis, Audit Committee Member; Robin N. Hayes, Risk Committee Member (January to July) and Audit Committee Member (July to December); Carlton L. Highsmith, Risk Committee Member (January to July); Devina A. Rankin, Audit Committee Member (January to July) and Risk Committee Member (July to December); Richard J. Tobin, Audit Committee Member (July to December); and David K. Wilson, Risk Committee Member. For Alexander M. Cutler, the amount reported in the “Fees Earned or Paid in Cash” column also includes fees for his service during 2024 as Lead Director. Amounts reported in the “Fees Earned or Paid in Cash” column include fees for extraordinary service during 2024 to each of Elizabeth R. Gile, Richard J. Hipple, and David K. Wilson.

(2)

Amounts reported in the Stock Awards column represent the aggregate grant date fair value of the stock awards granted during the year computed in accordance with applicable accounting guidance. The accounting assumptions used in calculating the grant date fair value are presented in Note 17 to the Consolidated Financial Statements of our 2024 Annual Report. On May 9, 2024, each director who was then serving received a grant of 9,283 fully vested deferred shares at a fair market value of $140,000, rounded down to the nearest whole share. One-half of this deferred share award is payable in shares and one-half of this award is payable in cash on the third anniversary of the grant date unless the director has elected to further defer payment, in which case the entire award is payable in shares.

(3)

On December 27, 2024, and upon the closing of the transactions contemplated by the Investment Agreement by and between KeyCorp and Scotiabank, the Board increased its size to 15 members and Ms. Jacqueline L. Allard and Mr. Somesh Khanna were each appointed to the Board pursuant to Scotiabank’s director designation rights set forth in the Investment Agreement. Neither received any fees for their brief service on the Board during 2024.

69

Compensation of Executive Officers and Directors

As of December 31, 2024, the non-employee directors who served during 2024 and are listed in the table below had outstanding stock awards payable in common shares in the following amounts:

Name	Outstanding Stock Awards
Jacqui L. Allard	—
Alexander M. Cutler	53,886
H. James Dallas	22,463
Elizabeth R. Gile	112,454
Ruth Ann M. Gillis	57,518
Robin N. Hayes	39,972
Carlton L. Highsmith	17,637
Richard J. Hipple	17,637
Somesh Khanna	—
Devina A. Rankin	60,571
Barbara R. Snyder	200,698
Richard J. Tobin	57,830
Todd J. Vasos	61,971
David K. Wilson	65,849

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Audit Matters

Audit Matters

Ernst & Young’s Fees

The following is a summary and description of fees billed for services provided by our independent auditor, Ernst & Young, for fiscal years 2024 and 2023.

Services	2024 ($)	2023 ($)
Audit Fees (1)	6,513,000	6,165,000
Audit-Related Fees (2)	1,039,000	933,000
Tax Fees (3)	173,000	67,000
All Other Fees (4)	—	—
Total	7,725,000	7,165,000

(1)

Aggregate fees billed for professional services in connection with the integrated audit of KeyCorp’s annual financial statements for fiscal years 2024 and 2023, reviews of financial statements included in KeyCorp’s Forms 10-Q for 2024 and 2023, and audits of KeyCorp subsidiaries for fiscal years 2024 and 2023.

(2)

Aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of KeyCorp’s financial statements and are not reported as “audit fees” above. These services consisted of attestation and compliance reports in 2024 and 2023.

(3)

Aggregate fees billed for permissible tax services. These services consisted of tax compliance and tax consulting and planning services provided to KeyCorp and certain domestic and foreign subsidiaries in 2024 and 2023.

(4)	Aggregate fees billed for products and services other than those described above.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a Policy Statement on Independent Auditing Firm’s Services and Related Fees, which governs the Audit Committee’s pre-approval process for services provided by the independent audit firm and fees paid to such firm. Those services may include audit services, audit-related services, tax services, and other services. Any audit, audit-related, tax, or other services not incorporated in the scope of services pre-approved at the time of the approval of the annual audit engagement and that are proposed subsequent to that approval require the pre-approval of the Audit Committee, which may be delegated to the Chair of the Audit Committee, whose action on the request shall be reported at the next meeting of the full Audit Committee. Audit, audit-related, tax, and other services incorporated in the scope of services pre-approved at the time of the approval of the annual audit engagement, and which are recurring in nature, do not require recurring pre-approvals during the year of the initial pre-approval. Services that are pre-approved in one year that extend into the subsequent year require pre-approval in the subsequent year. The independent audit firm is required to regularly report to the Audit Committee regarding the extent of audit, audit-related, tax, and other services provided by the independent audit firm and the related fees for such services. During 2024, all services were pre-approved by the Audit Committee in accordance with this policy.

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Audit Committee Report

Audit Committee Report

The Audit Committee of the KeyCorp Board of Directors is currently composed of four independent directors and operates under a written charter adopted by the Board of Directors. The Audit Committee annually selects KeyCorp’s independent audit firm, subject to shareholder ratification.

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent audit firm retained to audit KeyCorp’s consolidated financial statements. The independent audit firm is responsible for performing an independent audit of KeyCorp’s consolidated financial statements in accordance with generally accepted auditing standards, issuing a report thereon, and auditing the effectiveness of KeyCorp’s internal controls over financial reporting. Management is responsible for KeyCorp’s internal controls and financial reporting process.

Annually, the Audit Committee considers the results of an evaluation of the qualifications, experience, candor, independence, objectivity, and professional skepticism of the independent external auditor in determining whether to retain the firm for the next fiscal year. In assessing the external auditor’s independence, the Audit Committee considers non-audit fees and services provided by the external auditor. As part of the annual evaluation, the Audit Committee reviews and considers the results of the Public Company Accounting Oversight Board’s annual inspection of the independent external auditor. The evaluation is led by KeyCorp’s General Auditor and Chief Risk Review Officer, who reports directly to the Audit Committee. The Audit Committee oversees the audit fees negotiations associated with KeyCorp’s retention of the independent auditor and has the sole authority to approve the audit fees. In accordance with rules of the SEC, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to KeyCorp. In conjunction with this five-year mandated rotation of the audit firm’s lead engagement partner, the Audit Committee and its chairperson are directly involved in the selection of the independent auditor’s new lead engagement partner. Pursuant to the five-year mandated rotation, a new lead engagement partner was designated in 2021. Ernst & Young has been retained as KeyCorp’s independent external auditor continuously since the 1994 merger of KeyCorp and Society Corporation. The members of the Audit Committee and the Board believe that the continued retention of Ernst & Young to serve as KeyCorp’s independent external auditor is in the best interests of KeyCorp and its investors. In making this determination, the Audit Committee considers the impact to KeyCorp of changing external auditors. At each regularly scheduled meeting, the Audit Committee holds executive sessions and private meetings with individual members of management, internal audit, and the independent external auditor as the Audit Committee deems necessary.

In fulfilling its oversight responsibility, the Audit Committee relies on the accuracy of financial and other information, opinions, reports, and statements provided to the Audit Committee. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Nor does the Audit Committee’s oversight assure that the audit of KeyCorp’s financial statements has been carried out in accordance with generally accepted auditing standards or that the audited financial statements are presented in accordance with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the audited consolidated financial statements of KeyCorp and the results of Ernst & Young’s audit of KeyCorp’s internal controls over financial reporting for the year ended December 31, 2024 (“Audited Financial Statements”) with KeyCorp’s management and Ernst & Young. In addition, the Audit Committee has discussed with Ernst & Young the Critical Audit Matters and the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. A portion of the Audit Committee’s review and discussion with Ernst & Young occurred in private sessions, without KeyCorp management present. The Audit Committee has received the written disclosures and the letter from Ernst & Young required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Ernst & Young its independence from KeyCorp.

Based on the foregoing review and discussions and relying thereon, the Audit Committee recommended to KeyCorp’s Board of Directors the inclusion of the Audited Financial Statements in KeyCorp’s Annual Report on Form 10-K for the year ended December 31, 2024, that was filed with the SEC.

Audit Committee of the KeyCorp Board of Directors:

Richard J. Hipple (Chair)

Ruth Ann M. Gillis

Robin N. Hayes

Richard J. Tobin

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PROPOSAL TWO: Ratification of Independent Auditor

PROPOSAL TWO: Ratification of Independent Auditor

The Audit Committee of the Board of Directors of KeyCorp has appointed Ernst & Young LLP (“Ernst & Young”) as KeyCorp’s independent auditor to examine the consolidated financial statements of KeyCorp for the 2025 fiscal year. The Board of Directors recommends ratification of the Audit Committee’s appointment of Ernst & Young.

A representative of Ernst & Young will be present at the meeting with an opportunity to make a statement if such representative desires to do so and to respond to appropriate questions.

Although shareholder approval of this appointment is not required by law or binding on the Audit Committee, the Audit Committee believes that shareholders should be given the opportunity to express their views. If the shareholders do not ratify the appointment of Ernst & Young as KeyCorp’s independent auditors, the Audit Committee will consider this vote in determining whether or not to continue the engagement of Ernst & Young.

Vote Required

Approval of this proposal will require the affirmative vote of a majority of the KeyCorp common shares represented in person or by proxy at the Annual Meeting.

The Board of Directors unanimously recommends that our shareholders vote “FOR” the ratification of this appointment.

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PROPOSAL THREE: Advisory Approval of KeyCorp’s Executive Compensation

PROPOSAL THREE: Advisory Approval of KeyCorp’s Executive Compensation

KeyCorp’s Board of Directors is providing shareholders with the opportunity to cast an advisory vote on the compensation of our Named Executive Officers at this Annual Meeting as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act. At the 2023 Annual Meeting of Shareholders, shareholders were asked to recommend how often they should be given the opportunity to cast this advisory vote. The shareholders overwhelmingly voted for an annual advisory vote on executive compensation and the Board approved this choice. The next shareholder vote on the frequency of future votes on Named Executive Officer compensation is expected to occur at our 2029 Annual Meeting of Shareholders.

The vote on the compensation of our Named Executive Officers will not be binding on or overrule any decisions by KeyCorp’s Board of Directors, will not create or imply any additional fiduciary duty on the part of the Board, and will not restrict or limit the ability of KeyCorp’s shareholders to make proposals for inclusion in proxy materials related to executive compensation. However, as described in the “Compensation Discussion and Analysis” section beginning on page 29 of this proxy statement, the Compensation Committee has taken into account the results of previous votes on this issue in considering executive compensation arrangements and will take into account the outcome of this year’s vote when considering such arrangements in the future.

This advisory proposal was approved by approximately 89% of the KeyCorp common shares represented at the 2024 Annual Meeting of Shareholders. As discussed in the “Compensation Discussion and Analysis” section beginning on page 29 of this proxy statement, the Compensation Committee believes that the compensation of our Named Executive Officers for 2024 reflects our pay-for-performance philosophy and our emphasis on motivating our Named Executive Officers to deliver long-term shareholder value through a competitive compensation program that is strongly weighted to variable pay and aligned with our shareholders’ interests.

The Board of Directors has determined that the best way to allow shareholders to vote on KeyCorp’s executive compensation is through the following resolution:

RESOLVED, that the shareholders approve on an advisory basis KeyCorp’s Named Executive Officer compensation, as described in the Compensation Discussion and Analysis and the tabular disclosure regarding Named Executive Officer compensation (together with the accompanying narrative disclosure) in this proxy statement.

Vote Required

Approval of this proposal will require the affirmative vote of a majority of the KeyCorp common shares represented in person or by proxy at the Annual Meeting.

The Board of Directors unanimously recommends that our shareholders vote “FOR” this proposal.

74

General Information about the Annual Meeting

General Information about the Annual Meeting

Matters to Be Presented

KeyCorp’s Board of Directors is not aware of any matter to be presented at the Annual Meeting except those described in this proxy statement. If any other matter is properly brought before the Annual Meeting, the individuals you have authorized to vote your shares will vote on your behalf using their best judgment.

How Votes Will Be Counted

Each KeyCorp common share is entitled to one vote on each matter to be considered at the Annual Meeting. To transact business at the Annual Meeting, a majority of KeyCorp’s outstanding common shares must be present in person (virtually) or by proxy. This is known as a quorum. If you return a valid proxy, your shares will be counted for determining if a quorum is present at the Annual Meeting.

You may vote “FOR” or “AGAINST,” or choose to “ABSTAIN” from voting for, each nominee for the Board of Directors and for each of the other proposals. Generally, choosing to “ABSTAIN” from a vote is counted as a vote “AGAINST” a particular proposal. However, a vote to “ABSTAIN” from the election of any director (as in Proposal One of this proxy statement) will not be counted as a “FOR” or “AGAINST” vote. Even if you choose to “ABSTAIN” on any or every proposal, your shares will still be counted toward the quorum.

If you are a beneficial shareholder (i.e., your shares are held through an intermediary, such as a broker, bank, or other nominee), your broker’s ability to vote your shares for you is governed by the rules of the NYSE. Without your specific instruction, a broker or other nominee may only vote your shares on routine proposals. Your broker will submit a proxy card on your behalf but leave your shares unvoted on non-routine proposals—this is known as a “broker non-vote.” Without your specific instruction, your broker will not vote your shares on Proposals One (Election of Directors) or Three (Advisory Approval of KeyCorp’s Executive Compensation), which the NYSE considers to be “non-routine” proposals. Non-votes will not be counted “FOR” or “AGAINST” these proposals. Proposal Two (Ratification of Independent Auditor) is a routine matter on which your broker may vote without your instruction. Therefore, broker non-votes are not expected to occur with respect to Proposal Two. Broker non-votes will be counted toward the quorum.

Even if you plan on attending the Annual Meeting, to ensure your shares are voted at the meeting, you are urged to provide your proxy instructions promptly by telephone, online (including by scanning the QR code provided), or by mailing your signed proxy card in the enclosed envelope. KeyCorp common shares represented by properly executed proxy cards, online instructions, or telephone instructions will be voted as you direct. If you do not vote at all on an otherwise properly-executed proxy card or your properly submitted online instruction gives no voting direction whatsoever, the proxies will vote your shares “FOR” the election of each of the nominees named herein as directors (Proposal One), “FOR” the ratification of the appointment of Ernst & Young as our independent auditors for the fiscal year ending December 31, 2025 (Proposal Two), and “FOR” advisory approval of KeyCorp’s executive compensation (Proposal Three).

Revoking a Proxy

If you have submitted your proxy and would like to revoke it, you may do so any time before your shares are voted at the Annual Meeting by: (i) mailing a notice to the Secretary of KeyCorp revoking your proxy, (ii) submitting a new, subsequently dated proxy (whether by proxy card, online, or telephone), or (iii) attending the virtual Annual Meeting and voting your shares live during the meeting. Your presence at the Annual Meeting alone will not revoke your proxy.

Cost of Proxy Solicitation

KeyCorp will pay for preparing, printing, and mailing these proxy materials. Officers and employees of KeyCorp and its subsidiaries may solicit the return of proxies, but will not receive additional compensation for those efforts. KeyCorp has engaged D.F. King to assist in the solicitation of proxies at an anticipated cost of $17,500 plus expenses. KeyCorp will request that brokers, banks, custodians, nominees, and other fiduciaries send proxy materials to all beneficial owners and upon request will reimburse them for their expenses. Solicitations may be made by mail, telephone, or other means.

Attending the Annual Meeting

If your shares are registered directly in your name with KeyCorp’s transfer agent, Computershare, you are considered the shareholder of record, or registered holder, with respect to those shares. For registered holders to attend the meeting, vote their shares during the meeting, or submit questions, the 15-digit control number appearing on the Notice of Internet

75

General Information about the Annual Meeting

Availability of Proxy Materials or proxy card distributed to you should be used to access the virtual meeting platform at meetnow.global/MHAWFV2. If you do not have your control number, you may contact Computershare at (800) 539-7216 to obtain it.

If you are a beneficial holder and want to attend the meeting with the ability to ask questions and vote, you have two options.

1.	Registration in Advance of the Annual Meeting

To register in advance to attend, ask questions and/or vote at the meeting, you must submit proof of your proxy power (“Legal Proxy”) from your broker or bank reflecting your Company holdings along with your legal name and email address to our virtual meeting provider, Computershare. Your request must be labeled as “Legal Proxy” and must be received by Computershare no later than 5:00 p.m. Eastern Time on May 12, 2025, at the email address or physical address below.

By email: Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy, to legalproxy@computershare.com

By mail, for regular delivery: Computershare, KeyCorp Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001

Upon receipt of your registration materials, Computershare will provide you with a confirmation of your registration by email and a control number. If you provided a valid email address, but you have not received a control number within two business days from your request, please contact Computershare by email at web.queries@computershare.com or by phone at (877) 373-6374 (toll-free) or +1 (781) 575-2879. If you provided a physical mailing address but not an email address, Computershare will ship, within two business days of receipt, a control number to you by first class mail. You will need to enter the control number that you received from Computershare to be able to enter the meeting.

2.	Registration through the Virtual Meeting Platform

An industry solution has been developed to allow beneficial holders to register online through the virtual meeting platform to attend, ask questions, and vote, if they choose. We expect the vast majority of beneficial holders will be able to fully participate using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience only, and there is no guarantee this option will be available for every type of beneficial holder voting control number. The inability to provide this option to any or all beneficial holders shall in no way impact the validity of the meeting. Beneficial holders may choose the “Register in Advance of the Annual Meeting” option above if they prefer to use this traditional option.

Please go to meetnow.global/MHAWFV2 for more information on the available options and registration instructions.

Guests or shareholders without a control number may also attend the meeting but will not be permitted to vote or submit questions during the meeting.

If you are having trouble connecting to the Annual Meeting, please contact Computershare at (888) 724-2416.

If we experience technical difficulties during the Annual Meeting (such as a temporary or prolonged power outage), our Chairman will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened at a later time or another day (if the technical difficulty is more prolonged). In any situation, we will promptly notify shareholders of the decision via our website at Key.com/IR.

Submitting Questions

Every shareholder has an opportunity both before and during the meeting to submit questions, both on the proposals being presented to shareholders and on general matters relating to KeyCorp and its business. Shareholders may do so by accessing the virtual meeting platform as described above, before and during the meeting, and submitting questions in the space provided therein.

There will be two question and answer periods during the meeting. The first, during the shareholder meeting, is for questions relating to the proposals being presented to shareholders at this meeting. The second, during the shareholder convocation, is for general questions. We ask each shareholder to observe the limit of one question related to the proposals being voted on and one question during the shareholder convocation. Representatives of KeyCorp will review the questions during the appropriate portion of the meeting and answers will be provided during the meeting by a member of management or director, as appropriate. An audio recording of the virtual meeting will be available for review on our website after the conclusion of the meeting, which would include any questions that may be asked and responses provided.

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Additional Information

Additional Information

Proxy Statement Proposals for the 2026 Annual Meeting of Shareholders

The deadline for shareholders to submit proposals under the provisions of Rule 14a-8 of the Exchange Act for inclusion in the proxy statement for the 2026 Annual Meeting of Shareholders is the end of the business day on December 1, 2025.

Other Proposals and Director Nominations for the 2026 Annual Meeting of Shareholders

KeyCorp’s Regulations set an advance notice procedure for director nominations and for proposals a shareholder wishes to present directly at an annual meeting (rather than submitting for inclusion in our proxy statement under Rule 14a-8).

Shareholder proposals submitted outside of Rule 14a-8 for the 2026 Annual Meeting of Shareholders must be received by the Secretary of KeyCorp no less than 90 and no more than 120 days prior to the first anniversary of the preceding year’s annual meeting, or no earlier than January 15, 2026, and no later than February 14, 2026. Article I, Section 9 of KeyCorp’s Regulations specifies the information and statements that must be included in any shareholder proposal.

Shareholders who wish to nominate a person for election as a director of KeyCorp at an annual meeting through KeyCorp’s advance notice procedure must strictly comply with the requirements of Article I, Section 9 of KeyCorp’s Regulations, including providing notice to the Secretary of KeyCorp not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, or no earlier than January 15, 2026, and no later than February 14, 2026. Article I, Section 9 of KeyCorp’s Regulations specifies the information and statements that must be included in any shareholder director nomination.

Shareholders may also nominate a person for election as a director of KeyCorp at an annual meeting through KeyCorp’s proxy access procedure contained in Article I, Section 10 of KeyCorp’s Regulations. A shareholder, or group of up to 20 shareholders, owning at least 3% of KeyCorp’s outstanding stock entitled to vote generally in the election of directors continuously for at least three years, may nominate and include in the KeyCorp proxy relating to the 2026 Annual Meeting of Shareholders, director nominees constituting the greater of two, or 20% of the number of directors in office as of the last day on which a shareholder notice may be delivered under Section 10 of the Regulations with respect to the 2026 Annual Meeting of Shareholders (or if such amount is not a whole number, the closest whole number (rounding down) below 20%), provided that the shareholder(s) and director nominee(s) satisfy the requirements specified in Article I, Sections 9 and 10, as applicable. A shareholder notice provided under Section 10 of the Regulations for the 2026 Annual Meeting of Shareholders must be provided to the Secretary of KeyCorp no less than 120 days and no more than 150 days prior to the first anniversary of the date this proxy statement was first released to shareholders in connection with the Annual Meeting, or no earlier than November 1, 2025, and no later than December 1, 2025.

Limited exceptions apply to both the advance notice and proxy access deadlines if the date of the annual meeting is changed by more than 30 days from the anniversary date of the preceding year’s annual meeting.

A copy of our Regulations was attached as Exhibit 3.1 to our Quarterly Report on Form 10-Q, filed with the SEC on November 2, 2023. It is available through the SEC’s website (www.sec.gov). Upon written request to the Secretary of KeyCorp, KeyCorp will provide any shareholder, without charge, a copy of the procedures governing shareholder proposals or the nomination of directors.

Shareholder nominations or proposals should be submitted to the Secretary of KeyCorp at KeyCorp’s corporate headquarters at 127 Public Square, Cleveland, Ohio 44114. The Secretary will direct the materials to the Chair of the Nominating and Corporate Governance Committee.

In addition to satisfying the foregoing requirements under our Regulations, including advance notice of director nominations, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than KeyCorp’s nominees must provide notice that sets forth any additional information required by Rule 14a-19 under the Exchange Act no later than March 16, 2026. Such notice may be mailed to the Secretary at the address listed above.

Eliminating Duplicative Proxy Materials

A single Notice of Internet Availability of Proxy Materials or a single copy of our 2024 Annual Report on Form 10-K and this proxy statement will be delivered to multiple shareholders who live at the same address (unless otherwise requested). If you live at the same address as another shareholder and would like to receive your own copy of the Notice of Internet Availability of Proxy Materials, 2024 Annual Report, or this proxy statement, please contact KeyCorp’s transfer agent, Computershare

77

Additional Information

Investor Services, LLC, by telephone at (800) 539-7216 or by writing to Computershare at P.O. Box 43078, Providence, Rhode Island 02940-3078. A separate copy of the Notice of Internet Availability of Proxy Materials, or of our 2024 Annual Report and this proxy statement, will be delivered to you promptly and without charge.

If you live at the same address as another shareholder and are receiving multiple copies of our proxy materials, please contact Computershare at the telephone number or address above if you only want to receive one copy of those materials.

Annual Report

KeyCorp will provide without charge to each beneficial holder of KeyCorp common shares on the record date, upon written request of any such person, a copy of our 2024 Annual Report on Form 10-K as filed with the SEC. Any such request should be made in writing to the Secretary of KeyCorp at KeyCorp’s corporate headquarters at 127 Public Square, Cleveland, Ohio 44114. Materials may also be requested online, by visiting www.key.com/ir, clicking on “Email & Material Request” on the top navigation under “Investor Overview,” and completing the provided form.

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001CSN5B64

2025 ANNUAL MEETING – PROXY CARD Attend the meeting on May 15, 2025 at 8:30 a.m. (ET), virtually at meetnow.global/MHAWFV2.

i IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. i

– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – – –

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR ALL THE NOMINEES LISTED:

1. Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Jacqueline L. Allard	☐	☐	☐	02 - Alexander M. Cutler	☐	☐	☐	03 - H. James Dallas	☐	☐	☐

04 - Elizabeth R. Gile	☐	☐	☐	05 - Ruth Ann M. Gillis	☐	☐	☐	06 - Christopher M. Gorman	☐	☐	☐

07 - Robin N. Hayes	☐	☐	☐	08 - Carlton L. Highsmith	☐	☐	☐	09 - Richard J. Hipple	☐	☐	☐

10 - Somesh Khanna	☐	☐	☐	11 - Devina A. Rankin	☐	☐	☐	12 - Barbara R. Snyder	☐	☐	☐

13 - Richard J. Tobin	☐	☐	☐	14 - Todd J. Vasos	☐	☐	☐	15 - David K. Wilson	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR PROPOSALS 2 AND 3:

	For	Against	Abstain		For	Against	Abstain
2. Ratification of the appointment of independent auditor.	☐	☐	☐	3. Advisory approval of executive compensation.	☐	☐	☐

AUTHORIZED SIGNATURES – THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO COUNT; PLEASE DATE AND SIGN BELOW.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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ATTEND the meeting on May 15, 2025 8:30 a.m. (ET) at meetnow.global/MHAWFV2.	YOUR VOTE MATTERS • Have a voice • Keep your account active • Stay informed

To access the virtual meeting, you must have the information in the white circle located in the red box on the reverse side of this form.		LET’S MAKE THIS EASIER NEXT YEAR Enroll to get meeting materials by email today at envisionreports.com/KEY.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.

The material is available at: envisionreports.com/KEY

i IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. i

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2025 ANNUAL MEETING – PROXY CARD

Proxy Solicited on Behalf of the Board of Directors of KeyCorp for the Annual Meeting on May 15, 2025

The undersigned hereby constitutes and appoints Christopher M. Gorman, James. L Waters, and Andrea R. McCarthy, and each of them, his/her true and lawful agents and proxies with full power of substitution in each to represent the undersigned at the Annual Meeting of Shareholders of KeyCorp to be held on May 15, 2025, and at any adjournments or postponements thereof, on all matters properly coming before said meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the listed nominees and FOR Proposals 2 and 3. In accordance with their judgment, the proxies are authorized to vote upon any other matters that may properly come before the meeting. The signer hereby transfers all power given by the signer to vote at the said meeting or any adjournment thereof.

To: The Northern Trust Company, Trustee (the “Trustee”) of the KeyCorp 401(k) Savings Plan Trust which serves as the funding medium for the KeyCorp 401(k) Savings Plan (the “Plan”):

I, as a participant in the Plan, hereby instruct the Trustee to vote (in person or by proxy), in accordance with my instructions on this card, the provisions of the Plan and subject to Part 4 of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), all Common Shares of KeyCorp attributable to my KeyCorp Stock Fund account under the Plan (the “Allocated Shares”), as of the record date for the Annual Meeting of Shareholders of KeyCorp. I understand that the Trustee will vote my Allocated Shares in accordance with your instructions provided that Computershare Investor Services, LLC receives my properly executed voting instructions by 1:00 AM, Eastern Time, on May 13, 2025. Further, I acknowledge that if no voting instructions are given or if your voting instructions are not properly executed, the Trustee will vote those shares in the same proportion as those Allocated Shares that are actively voted by Plan participants.

Under the Plan, participants are “named fiduciaries” to the extent of their authority to direct the voting of shares held in their accounts and their proportionate share of undirected shares as set forth in the preceding sentence.

I hereby revoke any and all voting instructions previously given to vote at this meeting or any adjournments thereof. Please sign exactly as your name appears on the books of KeyCorp, date, and promptly return this voting instruction card in the enclosed envelope.

NON-VOTING ITEMS

Change of Address — Please print new address below.	Comments — Please print your comments below.

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